UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement

Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. 1)

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Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

OptimumBank Holdings, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

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[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

PROXY STATEMENT

2019 ANNUAL MEETING OF SHAREHOLDERS

PROXY VOTING OPTIONS

YOUR VOTE IS IMPORTANT!

Whether or not you expect to attend in person, we urge you to vote your shares by phone, via the Internet, or by signing, dating, and returning the enclosed proxy card at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares will save us the expense and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your stock at the meeting if you want to do so, as your vote by proxy is revocable at your option.

Voting by the Internet or Telephone is fast and convenient, and your vote is immediately confirmed and tabulated. Most important, by using the Internet or telephone, you help us reduce postage and proxy tabulation costs.

Or, if you prefer, you can return the enclosed Proxy Card in the envelope provided.

PLEASE DO NOT RETURN THE ENCLOSED PROXY CARD IF YOU ARE VOTING OVER THE INTERNET OR BY TELEPHONE.

VOTE BY INTERNET:

http://www.cstproxyvote.com

24 hours a day / 7 days a week

INSTRUCTIONS:

Read the accompanying Proxy Statement.

Go to the following website:

http://www.optimumbank.com/stockholder-information/

Have your Proxy Card in hand and follow the instructions.

VOTE BY TELEPHONE:

1-866-894-0536 via touchtone phone

toll-free 24 hours a day / 7 days a week

INSTRUCTIONS:

Read the accompanying Proxy Statement.

Call 1-866-894-0536

Have your Proxy Card in hand and follow the instructions.

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June ____, 2019

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of OptimumBank Holdings, Inc., which will be held at the executive offices of OptimumBank, 2477 East Commercial Boulevard, Fort Lauderdale, Florida 33308, on ___________, July ____, 2019, at 10:00 a.m.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

Also enclosed is a copy of our Annual Report on Form 10-K for 2018, which contains important information about our company.

Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or by signing, dating, and returning the enclosed proxy card in the enclosed envelope. If you decide to attend the annual meeting, you will be able to vote in person, even if you have previously submitted your proxy.

If you need directions to the annual meeting, please call our offices at (954) 900-2805.

On behalf of the Board of Directors, I would like to express our appreciation for your continued support for our company.

Sincerely,

Moishe Gubin

Director

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OPTIMUMBANK HOLDINGS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on July ____, 2019

To the Shareholders:

The annual meeting of the shareholders of OptimumBank Holdings, Inc. will be held at the executive offices of OptimumBank, 2477 East Commercial Boulevard, Fort Lauderdale, Florida 33308, on __________, July ___, 2019, at 10:00 a.m. for the following purposes:

1. To elect seven (7) directors;

2. To approve the issuance of up to 1,000,000 shares of common stock in exchange for Trust Preferred Securities issued by OptimumBank Capital Trust I;

3. To approve the participation of certain directors of the Company in the exchange offer for the Trust Preferred Securities described in Proposal 2;

4. To approve an amendment to the Company’s Articles of Incorporation to increase the number of shares of common stock authorized for issuance from 5,000,000 shares to 10,000,000 shares;

5. To ratify the selection of Hacker, Johnson & Smith, P.A. as the Company’s independent auditor for fiscal year 2019; and

6. To transact such other business as may properly come before the Annual Meeting.

Only shareholders of record at the close of business on ________, 2019 are entitled to notice of, and to vote at, this meeting.

By order of the Board of Directors

Moishe Gubin

Director

Fort Lauderdale, Florida

June ___, 2019

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IMPORTANT

Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares by telephone, via the Internet, or by signing, dating, and returning the enclosed proxy card will save our company the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on July ___, 2019. Our Proxy Statement and Annual Report on Form 10-K for 2018 are available at http://www.optimumbank.com/stockholder-information/

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OPTIMUMBANK HOLDINGS, INC.

2477 EAST COMMERCIAL BOULEVARD

FORT LAUDERDALE, FLORIDA 33308

PROXY STATEMENT

2019 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY ____, 2019

This Proxy Statement will be first mailed to shareholders on or about June ___, 2019. It is furnished in connection with the solicitation of proxies by the Board of Directors of OptimumBank Holdings, Inc. (the “Company”) to be voted at the annual meeting of the shareholders of the Company, which will be held at 10:00 a.m. on ____________, July ____, 2019, at the executive offices of OptimumBank (the “Bank”), 2477 East Commercial Boulevard, Fort Lauderdale, Florida 33308, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders who execute proxies retain the right to revoke them at any time before the shares are voted by proxy at the meeting. A shareholder may revoke a proxy by delivering a signed statement to the Secretary of the Company at or prior to the annual meeting or by executing and delivering another proxy dated as of a later date. The Company will pay the cost of solicitation of proxies.

Shareholders of record at the close of business on ________, 2019 will be entitled to vote at the meeting on the basis of one vote for each share held. On the record date, there were _________ outstanding shares of common stock held of record by approximately ___ shareholders.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

When and where will the annual meeting take place?

The annual meeting will be held on July ___, 2019 at 10:00 a.m. (local time), at the executive offices of the Bank, 2477 East Commercial Boulevard, Fort Lauderdale, Florida 33308.

Why did I receive this proxy statement?

You received this proxy statement because you held shares of the Company’s common stock on ________, 2019 (the “Record Date”) and are entitled to vote at the annual meeting. The Board of Directors is soliciting your proxy to vote at the meeting.

What am I voting on?

You are being asked to vote on five items:

1. The election of seven (7) Directors (see page 11);

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2. The approval of the issuance of up to 1,000,000 shares of common stock in exchange for Trust Preferred Securities issued by OptimumBank Capital Trust I (see page 15);

3. The approval of the participation of certain directors of the Company in the exchange offer for the Trust Preferred Securities described in Proposal 2 (see page 19);

4. The approval of an amendment to the Company’s Articles of Incorporation to increase the number of shares of common stock authorized for issuance from 5,000,000 shares to 10,000,000 shares (see page 20); and

5. The ratification of the appointment of Hacker, Johnson & Smith, P.A. as the Company’s independent registered public accounting firm for the 2019 fiscal year (see page 23).

How do I vote?

Shareholders of Record

If you are a shareholder of record, there are four ways to vote:

● By toll free telephone at 1-866-894-0537;

● By internet at http://www.cstproxyvote.com;

● If you request printed copies of the proxy materials, you may vote by proxy by completing and returning your proxy card in the postage-paid envelope provided by the Company; or

● By voting in person at the meeting.

Street Name Holders

Shares which are held in a brokerage account in the name of the broker are said to be held in “street name.”

If your shares are held in street name, you should follow the voting instructions provided by your broker. If you requested printed copies of the proxy materials, you may complete and return a voting instruction card to your broker, or, in many cases, your broker may also allow you to vote via the telephone or Internet. Check your notice from your broker for more information. If you hold your shares in street name and wish to vote at the meeting, you must obtain a legal proxy from your broker and bring that proxy to the meeting.

Regardless of how your shares are registered, if you request printed copies of the proxy materials, complete and properly sign the accompanying proxy card and return it to the address indicated, it will be voted as you direct.

What is the deadline for voting via Internet or telephone?

Internet and telephone voting is available through 11:59 p.m. (Eastern Daylight Time) on ______, July ___, 2019 (the day before the annual meeting).

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What are the voting recommendations of the Board of Directors?

The Board of Directors recommends that you vote in the following manner:

1. FOR each of the persons nominated by the Board of Directors to serve as Directors;

2. FOR the approval of the issuance of up to 1,000,000 shares of common stock in exchange for Trust Preferred Securities issued by OptimumBank Capital Trust I;

3. FOR the approval of the participation of certain directors of the Company in the exchange offer for the Trust Preferred Securities described in Proposal 2;

4. FOR the approval of an amendment to the Company’s Articles of Incorporation to increase the number of shares of common stock authorized for issuance from 5,000,000 shares to 10,000,000 shares; and

5. FOR the ratification of the appointment of Hacker, Johnson & Smith, P.A. as the Company’s independent registered public accounting firm for the 2019 fiscal year.

Unless you give contrary instructions in your proxy, the persons named as proxies will vote your shares in accordance with the recommendations of the Board of Directors.

Will any other matters be voted on?

We do not know of any other matters that will be brought before the shareholders for a vote at the annual meeting. If any other matter is properly brought before the meeting, your proxy would authorize Moishe Gubin and Joel Klein of the Company to vote on such matters in their discretion.

Who is entitled to vote at the meeting?

Only shareholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the annual meeting. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the annual meeting, or any postponement or adjournment of the meeting.

How many votes do I have?

You will have one vote for each share of the Company’s common stock that you owned on the Record Date.

How many votes can be cast by all shareholders?

The Company had _________ outstanding shares of common stock on the Record Date. Each of these shares is entitled to one vote. There is no cumulative voting.

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How many votes must be present to hold the meeting?

The holders of a majority of the Company’s common stock outstanding on the Record Date must be present at the meeting in person or by proxy in order to fulfill the quorum requirement necessary to hold the meeting. This means at least _______ shares must be present in person or by proxy.

If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will also be counted in determining the quorum. A broker non-vote occurs when a bank or broker holding shares in street name submits a proxy that states that the broker does not vote for some or all of the proposals because the broker has not received instructions from the beneficial owners on how to vote on the proposals and does not have discretionary authority to vote in the absence of instructions.

We urge you to vote by proxy even if you plan to attend the meeting so that we will know as soon as possible that a quorum has been achieved.

What vote is required to approve each proposal?

For the election of Directors (Proposal No. 1), the affirmative vote of a plurality of the votes present in person or by proxy and entitled to vote at the meeting is required. A proxy that has properly withheld authority with respect to the election of one or more Directors will not be voted with respect to the Director or Directors indicated, although it will be counted for the purposes of determining whether there is a quorum.

For the approval of the issuance of up to 1,000,000 shares of common stock in exchange for Trust Preferred Securities issued by OptimumBank Capital Trust I (Proposal No. 2), the affirmative vote of the majority of the votes cast for this proposal will be required for approval. As such, abstentions and broker non-votes will not affect the outcome of the vote, but will be counted for determining the existence of a quorum.

For the approval of the participation of certain directors of the Company in the exchange offer for the Trust Preferred Securities described in Proposal No. 2 (Proposal No. 3), the affirmative vote of the majority of the votes cast for this proposal will be required for approval. As such, abstentions and broker non-votes will not affect the outcome of the vote, but will be counted for determining the existence of a quorum.

For the approval of an amendment to the Company’s Articles of Incorporation to increase the number of shares of common stock authorized for issuance from 5,000,000 shares to 10,000,000 shares (Proposal No. 4), the affirmative vote of the majority of the votes cast for this proposal will be required for approval. As such, abstentions and broker non-votes will not affect the outcome of the vote, but will be counted for determining the existence of a quorum.

For the ratification of the appointment of Hacker, Johnson & Smith, P.A. (Proposal No. 5), the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote at the meeting will be required for approval. An abstention with respect to this proposal will be counted for the purposes of determining the number of shares entitled to vote that are present in person or by proxy. Accordingly, an abstention will have the effect of a negative vote.

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Can I change my vote?

Yes. If you are a shareholder of record, you may change your vote at any time before your proxy is voted at the annual meeting. You can do this in one of three ways. First, you can send a written notice stating that you would like to revoke your proxy. Second, you can submit new proxy instructions either on a new proxy card, by telephone or via the Internet. Third, you can attend the meeting, and vote in person. Your attendance alone will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow directions received from your broker to change those instructions.

Who can attend the annual meeting?

Any person who was a shareholder of the Company on ________, 2019 may attend the meeting. If you own shares in street name, you should ask your broker or bank for a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement so that we can verify your ownership of the Company’s stock and admit you to the meeting. However, you will not be able to vote your shares at the meeting without a legal proxy.

What happens if I sign and return the proxy card but do not indicate how to vote on an issue?

If you return a proxy card without indicating your vote, your shares will be voted as follows:

●	FOR each of the nominees for Director named in this proxy statement;

●	FOR the approval of the issuance of up to 1,000,000 shares of common stock in exchange for Trust Preferred Securities issued by OptimumBank Capital Trust I;

●	FOR the approval of the participation of certain directors of the Company in the exchange offer for the Trust Preferred Securities described in Proposal 2;

●	FOR the approval of an amendment to the Company’s Articles of Incorporation to increase the number of shares of common stock authorized for issuance from 5,000,000 shares to 10,000,000 shares; and

●	FOR ratification of the appointment of Hacker, Johnson & Smith, P.A. as the independent registered public accounting firm for the Company for the 2019 fiscal year.

Who can help answer my questions?

If you are a shareholder, and would like additional copies, without charge, of this proxy statement or if you have questions about the annual meeting, including the procedures for voting your shares, you should contact:

Mary Franco, Operations Assistant - (954) 900-2805

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board of Directors currently consists of seven members, each of whom are to be elected at the annual meeting. Directors hold office until the next annual meeting of shareholders and until their successors are elected and qualified. All of the nominees are current Directors. The Board of Directors has nominated each of the current Directors for election at the 2019 annual meeting.

The Company is currently seeking additional candidates to serve as Directors.

The accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. The election of the Company’s Directors requires a plurality of the votes cast in person or by proxy at the meeting. Management expects that each of the nominees will be available for election, but if any of them is unable to serve at the time the election occurs, the proxy will be voted for the election of another nominee to be designated by the Board of Directors.

Moishe Gubin, age 42, has served as a Director of the Company and OptimumBank since March 2010. Mr. Gubin is Chief Executive Officer of Strawberry Fields REIT, a real estate holding company, which owns properties in multiple states, and owns many other businesses. Mr. Gubin graduated from Touro Liberal Arts and Science College, in New York, New York, with a BS in Accounting and Information Systems and a Minor in Jewish Studies. Mr. Gubin is the founder of the Midwest Torah Center Inc., a non-profit spiritual outreach center (www.midwesttorah.org). He also attended Yeshiva Bais Israel where he received a BA in Talmudic Literature. Mr. Gubin has been a licensed Certified Public Accountant in the State of New York since 2010.

Joel Klein, age 72, became a Director of the Company and OptimumBank in February 2012. Mr. Klein has been retired since 2011. From 2006 until 2010, he served as Chief Financial Officer for Chicago-based Taxi Affiliation Services, LLC, a company that provides support services to transportation companies in five states and over twenty separate municipalities. Between 1994 and 2005, he was a vice president at The Stamford Group, Inc., a Connecticut based provider of investment and merchant banking services. Prior to his service with The Stamford Group, Mr. Klein served in various financial management capacities, including Chief Financial Officer, Controller, and Senior Accountant with various firms, including Equilease Corporation, Choice Drug Systems, Inc., The Leasing Equipment Group, Ltd., I.C. Herman & Co., Goldstein, Golub, Kessler & Co. CPA’s, and Brout, Isaacs & Co. CPA’s. Mr. Klein received a Bachelor of Science degree in Accounting from Brooklyn College in 1969. He has been licensed as a CPA in the State of New York since 1972.

Martin Z. Schmidt, age 71, became a Director of the Company and OptimumBank in August 2015. Mr. Schmidt has been in the financial and estate planning, securities and insurance industries since 1975. Since 2013, he has been an independent financial consultant with National Holdings Corp/Gilman Ciocia. In 2007, he served in a marketing capacity and liaison to the national senior accounting firms for Twenty-First Securities, Inc., introducing market based solutions for tax and corporate based problems within their institutional client base. From 1993 to 2000, he served as a Vice President and Branch Manager for multiple branches of Advest, Inc., a major regional securities and investment management firm. Mr. Schmidt served with the 423rd Military Police, U.S. Army Reserve, for five years, completed 3 years of coursework towards an MBA in Management Science and Statistics at the Lubin Graduate School of Business Administration in 1973, and graduated Brooklyn College with a B.A. in Economics in 1969.

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Avi M. Zwelling, age 46, became a Director of the Company and OptimumBank in December 2017. Mr. Zwelling is the managing partner of Stern Zwelling, LLC, which is located in Boca Raton, Florida. The firm handles commercial litigation, banking, real estate, and trusts and estates matters. Mr. Zwelling graduated from Columbia University in New York, New York, with a B.A. in Comparative Religion, and earned a law degree from the Benjamin N. Cardozo School of Law, also in New York, New York. Mr. Zwelling has been providing legal services to the Company since 2012.

Thomas Procelli, age 64, has served as a Director of the Company since July 25, 2017 and OptimumBank since October 2012. Mr. Procelli is Director of Operations for Better Living Solutions, a Tallahassee counseling and wellness outpatient center specializing in eating disorder treatment and offers financial institution and business support services through his firm TAP Independent Consulting. Mr. Procelli served as an Executive Vice President since the founding of OptimumBank in October 2000 through September 2015 in the positions of Chief Technology Officer and Chief Operating Officer. Mr. Procelli has been in banking for over 40 years having a diverse background in operations, information systems, compliance and audit. Outside of banking, he has worked in public accounting at the firm of Coopers and Lybrand and in mortgage origination software product development at Fiserv. He received his MBA in Finance in 1979 and his BBA degree in Accounting in 1976 from Hofstra University located in Hempstead, New York.

Chan Heng Fai Ambrose, age 74, has served as a Director since June 2018. Mr. Chan is an expert in banking and finance, with years of experience in these industries. He has also restructured 35 companies in various industries and countries in the past 40 years. Mr. Chan serves as the CEO of Singapore eDevelopment Limited (“Singapore eDevelopment”), a limited company listed on the Catalist of the Singapore Exchange Securities Trading Limited. Singapore eDevelopment is a diversified holding company. He was appointed as a director of Singapore eDevelopment in March 2014. He is also Non-Executive Director of ASX-listed bio-technology company Holista Colltech Limited, a position he has held since July of 2013. From September of 1992 until July of 2015, Mr. Chan also served as Managing Chairman of HKSE-listed Heng Fai Enterprises Limited, a holding company now known as ZH International Holdings Limited. He also served as director of Global Medical REIT Inc. (NYSE: GMRE) from December of 2013 until July of 2015 and as director of American Housing REIT Inc. from October of 2013 to July of 2015.

Jeffry Wagner, age 65, became a Director of the Company and OptimumBank in November 2018. Mr. Wagner retired in 2015 after serving as Executive Vice President, CFO and Secretary of OptimumBank since 2013. Prior to his tenure at OptimumBank, Mr. Wagner was Executive Officer, CFO/Treasurer at Florida Business Bank in Melbourne, Florida from 2007 until 2012 and SVP of Planning & Analysis for Huntington Bancshares in Columbus, Ohio between 1993 and 2002. Mr. Wagner is also a Trustee for the Reeves Foundation, an Ohio-based private foundation. He graduated from Bowling Green University in 1978 with a B.A. in Economics and International Business.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL DIRECTOR NOMINEES.

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CORPORATE GOVERNANCE

Director Independence

The Board of Directors analyzed the independence of each director and determined that Chan Heng Fai Ambrose, Moishe Gubin, Joel Klein, Thomas Procelli, Martin Schmidt, Avi Zwelling and Jeffry Wagner, each meet the standards of independence under the listing standards of The NASDAQ Stock Market (“NASDAQ”).

The Board of Directors Meetings and Committees

The Company’s Board of Directors met 12 times during 2018. The independent directors met once in executive session without management during 2018. Each of the current members of the Board of Directors attended at least 75% of the meetings of the Board and committees on which he served held while he has been a Director. The Company’s Board of Directors has established several standing committees, including the following:

Compensation Committee

The Compensation Committee currently consists of Moishe Gubin (Chairman), Joel Klein and Avi Zwelling. Mr. Gubin, Mr. Klein and Mr. Zwelling are independent under the NASDAQ listing standards. The Compensation Committee reviews and recommends to the Board of Directors the compensation arrangements for executive management and non-employee directors. The Compensation Committee met once during 2018 and operates under a written charter. A copy of the current Compensation Committee Charter can be viewed on the Company’s website at www.optimumbank.com/information-center/corporate-governance.

In 2018, no executive officer had a role in determining or recommending the amount or form of outside director compensation. The Compensation Committee does not delegate its authority to any other persons. The Compensation Committee does not use consultants to determine or recommend the amount or form of compensation arrangements.

Nominating Committee

The Nominating Committee currently consists of Mr. Gubin (Chairman), Mr. Klein and Mr. Zwelling. The committee evaluates new candidates and current directors, and recommends candidates to the Board to fill vacancies occurring between annual shareholder meetings. A copy of the charter for the Nominating Committee can be viewed on the Company’s website at www.optimumbank.com/ information-center/corporate-governance.

All of the director nominees of the Company set forth in the Proposal entitled “Election of Directors” were recommended by a majority of the independent directors of the Company. The Nominating Committee held one meeting during 2018.

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The Nominating Committee will initially consider nominating the Company’s existing directors for re-election to the Board as appropriate or other director nominees proposed, as appropriate, by the directors, and in doing so considers each director’s independence, if required, share ownership, skills, performance and attendance at a minimum of 75% of the Board and respective committee meetings. In evaluating any candidates for potential director nomination, the Nominating Committee will consider candidates that are independent, if required, who possess personal and professional integrity, have good business judgment, relevant experience and skills, including banking, financial, real estate and/or legal expertise, who would be effective as a director in conjunction with the full Board, who would commit to attend Board and committee meetings, and whose interests are aligned with the long-term interests of the Company’s shareholders.

The Nominating Committee will consider director candidates recommended by shareholders, provided the recommendation is in writing and delivered to the Corporate Secretary of the Company at the principal executive offices of the Company not later than the close of business on the 120th day prior to the first anniversary of the date on which the Company first mailed its proxy materials to shareholders for the preceding year’s annual meeting of shareholders. For the 2020 annual meeting, recommendations must be received by ___________, 2019. The nomination and notification must contain the nominee’s name, address, principal occupation, total number of shares owned, consent to serve as a director, and all information relating to the nominee and the nominating shareholder as would be required to be disclosed in solicitation of proxies for the election of such nominee as a director pursuant to the SEC’s proxy rules.

Audit Committee

The Audit Committee of the Board of Directors is responsible for the oversight of the Company’s financial and accounting reporting processes and the audits of the Company’s financial statements. The Audit Committee is currently composed of three non-employee directors consisting of Jeffry Wagner (Chairman), Thomas Procelli and Martin Schmidt. The Audit Committee operates under a written charter adopted and approved by the Board of Directors. A copy of the current Audit Committee Charter can be viewed on the Company’s website at www.optimumbank.com/information-center/corporate-governance.

The Board determined that all of the members of the Audit Committee were financially literate and independent in accordance with the NASDAQ listing standards applicable to audit committee members. The Board has determined that Jeffry Wagner is an “audit committee financial expert” as defined by SEC rules. The Audit Committee met four times during 2018. A Report from the Audit Committee is included on page 24.

Attendance by Directors at Annual Shareholders’ Meetings

The Company expects its directors to attend the annual meeting. All of the current directors attended the 2018 annual meeting (held in May 2018), with the exception of Mr. Chan and Mr. Wagner, who did not join the Board until June 2018 and November 2018, respectively.

Shareholder Communications with the Board of Directors

The Board of Directors has adopted a formal process by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to: Board of Directors, OptimumBank Holdings, Inc. at 2477 East Commercial Boulevard, Fort Lauderdale, Florida 33308, Attention: Mary Franco. All communications will be compiled by the Corporate Secretary and submitted to the members of the Board. Concerns about accounting or auditing matters or possible violations of the Company’s Code of Ethics should be reported under the procedures outlined in the Company’s Whistleblower Policy. Our Whistleblower Policy is available on the Company’s website at www.optimumbank.com/information-center/corporate-governance.

Board Leadership Structure and Role in Risk Oversight

The Company’s policy is to separate the roles of chairman and chief executive officer of the Company. At the present time, the Company does not have any person serving as the Chairman of the Board.

The Board believes that risk management is an important component of the Company’s corporate strategy. While we assess specific risks at the Company’s committee levels, the Board, as a whole, oversees the Company’s risk management process, and discusses and reviews with management major policies with respect to risk assessment and risk management. The Board is regularly informed through committee reports about the Company’s risks. The Audit Committee reviews and assesses the Company’s processes to manage financial reporting risk. It also reviews the Company’s policies for risk assessment and assesses steps management has taken to control significant risks. The Compensation Committee oversees risks relating to compensation practices and policies.

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PROPOSAL NO. 2

APPROVAL OF THE ISSUANCE OF UP TO 1,000,000 SHARES OF COMMON STOCK IN EXCHANGE FOR TRUST PREFERRED SECURITIES ISSUED BY OPTIMUMBANK CAPITAL TRUST I

The Company is seeking shareholder approval of a proposal to issue up to 1,000,000 shares of the Company’s common stock in exchange for trust preferred securities (the “Trust Preferred Securities”) issued by OptimumBank Capital Trust I (the “Trust”). The issuance of the common stock requires the approval of the Company’s shareholders under Nasdaq Marketplace Rule 5635(d).

Background

The Trust was formed by the Company in 2004 for the purposes of raising capital for OptimumBank. At that time, the Trust raised $5,155,000 through the sale of 5,000 Trust Preferred Securities to a third party investor and the issuance of 155 common trust securities to the Company.

The Trust utilized the proceeds of $5,155,000 to purchase a Junior Subordinated Debenture from the Company (the “Debenture”). The Trust Preferred Securities represent undivided beneficial interests in the Debenture. The Debenture has a term of 30 years and is payable in full on October 7, 2034. The interest rate on the Debenture was fixed at 6.40% for the first five years and, thereafter, the coupon rate floats quarterly at the three-month LIBOR rate plus 2.45% (5.05% at March 31, 2019). The Debenture is redeemable in certain circumstances. The terms of the Debenture allow the Company to defer payments of interest on the Debenture by extending the interest payment period at any time during the term of the Debenture for up to 20 consecutive quarterly periods.

On June 22, 2010, the Company and the Federal Reserve Bank of Atlanta (the “Reserve Bank”) entered into a Written Agreement with respect to certain aspects of the operation and management of the Company. The Written Agreement prohibited the Company from making any interest or principal payments on the Debenture without the prior approval of the Reserve Bank.

Beginning in 2010, the Company exercised its right under the terms of the Debenture to defer payment of interest. The Company has made no payments on the Debenture since that time. The Company’s right to defer interest payments expired in 2015. Since then, the Company has been in default under the Debenture.

As a result of such default, the Trustee for the Debenture and the holders of the Trust Preferred Securities have the right to accelerate the $5,155,000 principal balance of the Debenture, plus accrued and unpaid interest. To date, neither the Trustee nor the holders have accelerated the Debenture.

On May 8, 2018, Preferred Shares, LLC (the “Purchaser”) acquired all 5,000 of the Trust Preferred Securities from a third party at a cost of approximately $1,411,000. The Purchaser is an affiliate of Moishe Gubin, a director of the Company. Mr. Gubin owns, directly or indirectly, all of the membership interests in the Purchaser.

During the third quarter of 2018, the Purchaser sold its rights to 694 Trust Preferred Securities to several unaffiliated third parties for an aggregate purchase price of $802,333, or an average of approximately $1,156 per Trust Preferred Security. The Company subsequently issued 301,778 shares of common stock to these third parties in exchange for the 694 Trust Preferred Securities. Under the Written Agreement, the exchange of Trust Preferred Securities for the Company’s common stock cannot reduce the principal amount of the Debenture collateralizing the Trust Preferred Securities. Accordingly, the transaction was recorded as an increase in the Company’s equity interest in the unconsolidated Trust, presented in “Other Assets” on the Company’s consolidated balance sheet.

As of March 31, 2019, the remaining 4,306 Trust Preferred Securities had an outstanding balance of approximately $5,847,000, consisting of $4,306,000 in principal and $1,541,000 in accrued interest.

In May 2019, the Purchaser provided the Company with a written undertaking that the Purchaser would not accelerate and demand payment of any of the principal or accrued interest under the Debenture prior to May 14, 2020.

As discussed more fully below, the Board has determined that the Company should make an offer to the holders of the Trust Preferred Securities to exchange a portion of the Trust Preferred Securities for newly-issued shares of common stock in order to reduce the Company’s obligations under the Trust Preferred Securities.

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Proposed Exchange Offer

The Company is seeking shareholder approval to authorize the Company to make an offer to the holders of the Trust Preferred Securities to exchange their Trust Preferred Securities for shares of the Company’s common stock.

The exchange offer would be made on the following terms:

●	The maximum aggregate number of shares of common stock that would be issued by the Company would not exceed 1,000,000 shares.

●	The maximum aggregate value of the Trust Preferred Securities that would be exchanged would not exceed $3,150,000 (calculated on the basis of the outstanding balance of such Trust Preferred Securities).

●	The Trust Preferred Securities would be valued at their carrying value (i.e., principal plus accrued interest) for purposes of the exchange.

●	The Company will offer its common stock at a value equal to the lesser of (i) $3.15 per share (equal to 110% of book value as of December 31, 2018), or (ii) the closing market price on the termination date of the exchange offer.

●	The exchange offer would commence on a date to be selected by the Company after the annual meeting of shareholders, but not later than 45 days after the date of the meeting.

●	The Company would treat the exchange as a tender offer and would comply with the applicable rules for a tender offer under the applicable rules of the SEC.

●	The exchange offer would be open for a period of at least 20 business days after its commencement date.

●	No person would be permitted to exchange Trust Preferred Securities if, after the exchange, such person would be the beneficial owner of more than 9.9% of the Company’s common stock.

●	Only accredited investors would be permitted to exchange Trust Preferred Securities.

The exchange offer is expected to be structured as a tender offer for up to $3,150,000 aggregate value of Trust Preferred Securities. Upon the commencement date of the tender offer, the Company will transmit an Offer to Purchase and a Transmittal Letter to all holders of the Trust Preferred Securities pursuant to Regulation 14E promulgated pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The exchange offer will be held open for at least 20 business days, subject to extension. Any extension will be announced by press release the day after the scheduled expiration. At the expiration of the exchange offer, the Company will determine the applicable per share price of the common stock to be issued (the lower of $3.15 or the closing market price of the common stock on the expiration date). The Company will then accept the tenders of an aggregate value of Trust Preferred Securities equal to the lesser of $3,150,000 or the applicable per share price multiplied by 1,000,000. In the event a higher aggregate value of Trust Preferred Securities is tendered, the Company will accept a pro rata amount of Trust Preferred Securities from the tendering holders and return the excess Trust Preferred Securities. As a result, the per share price of the shares of common stock issued will be the same for each tendering holder.

Each tendering holder must represent to the Company that it would not be the beneficial owner of more than 9.9% of the common stock upon consummation of the exchange offer. No holder may tender any Trust Preferred Securities if acceptance of such tenders in full by the Company would result in such holder being the beneficial owner of more than 9.9% of the common stock.

All shares of common stock issuable pursuant to the exchange offer will constitute restricted securities for purposes of the Securities Act of 1933, as amended (the “Securities Act”). The Company will not provide any registration rights with regard to such shares of common stock. Any shares of common stock issued in the exchange offer will be issued in reliance on the exemption from registration contained in Section 4(a)(2) of the Securities Act as a transaction by an issuer not involving a public offering.

Nasdaq Marketplace Rule 5635(d)

The Company’s common stock is currently listed on The Nasdaq Capital Market and, as such, we are subject to Nasdaq Marketplace Rules.

Nasdaq Marketplace Rule 5635(d) (“Rule 5635(d)”) requires the Company to obtain shareholder approval prior to the issuance of its common stock in connection with certain non-public offerings. Rule 5635(d) applies when:

●	the offering involves the sale, issuance or potential issuance by the Company of common stock equal to 20% or more of the common stock outstanding before the issuance; and

●	the offering price is less than the current market price.

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Rule 5635(d) will apply because the number of shares that could be issued in the exchange offer will exceed the 20% threshold and the offering price may be less than the current market price. As a result, the Company is required to obtain shareholder approval of the offering.

Potential Effect of Exchange Offer

If the exchange offer is approved by the shareholders, the Company would commence the offering promptly after the annual meeting of shareholders. The exchange offer would be made to the then current holders of the Trust Preferred Securities.

The price for the common stock to be offered in the exchange offer would be equal to the lesser of (i) $3.15 per share (equal to 110% of book value as of December 31, 2018), or (ii) the closing market price on the termination date. The market price of the common stock as of the date of this proxy statement is $________ per share. Assuming that the market price does not change during the term of the exchange offer, then the price for the common stock would be $3.15 per share.

The potential effects of the exchange offer would be as follows:

●	The Company could issue up to 1,000,000 shares of common stock, which would increase the outstanding number of shares from 1,858,020 shares to 2,858,020 shares. The actual number will vary based on the level of participation from the holders of the Trust Preferred Securities and the price of the common stock to be issued in the exchange.

●	The Company would acquire a maximum of $3,150,000 of the Trust Preferred Securities. The actual amount will vary based on the level of participation from the holders of the Trust Preferred Securities and the price of the common stock to be issued in the exchange.

●	The Company’s stockholders’ equity would be increased based on the value of the Trust Preferred Securities acquired by the Company in the exchange. For accounting purposes, the Company would record the purchase of the Trust Preferred Securities as an increase in the Company’s equity interest in the Trust under the heading “Other Assets” and record an equal increase in its stockholders’ equity.

●	The issuance of shares of common stock in the exchange would dilute, and thereby reduce, each existing shareholder’s proportionate ownership in the Company’s common stock. The shareholders do not have preemptive rights to subscribe for additional shares that may be issued by the Company in order to maintain their proportionate ownership of the Company’s common stock.

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Currently, all of the 4,306 outstanding Trust Preferred Securities are owned by the Purchaser, an affiliate of Mr. Gubin, a Director of the Company. The Purchaser has indicated that it expects to transfer a portion of the Trust Preferred Securities to one or more unrelated third parties on terms to be agreed between the Purchaser and each third party. The Purchaser currently has no agreement as to the terms on which it may transfer any Trust Preferred Securities to any other party. It may gift Trust Preferred Securities to others. The Trust Preferred Securities will only be sold or transferred to a small number of accredited investors (not more than 10), without any general solicitation. Additionally, the Purchaser has indicated that it may participate in the exchange offer subject to the restriction that no person may acquire shares in the exchange if such person would become beneficial owner of more than 9.9% of the common stock. As of December 31, 2018, Mr. Gubin and the Purchaser beneficially owned 4.11% of the common stock.

All Trust Preferred Securities acquired by the Company in the exchange offer will be held of record by the Company. The acquisition of any Trust Preferred Securities by the Company is expected to be recorded as an increase in the Company’s equity interest in the unconsolidated Trust, presented in “Other Assets” on the Company’s balance sheet.

Any outstanding Trust Preferred Securities that are not acquired by the Company would continue to be in default.

Reasons for the Exchange Offer

The Board believes that the exchange of additional Trust Preferred Securities for common stock would be in the best interest of the Company and its shareholders. The Board believes that the long-term stability of the Company depends on the Company’s ability to eliminate the Trust Preferred Securities through a combination of share exchanges and payments. The Company, however, is currently prohibited from making any payments on the Trust Preferred Securities under its Written Agreement with the Federal Reserve. Accordingly, the Board believes that the exchange remains the Company’s best option of addressing its obligations under the Trust Preferred Securities.

As noted above, the exchange offer will also result in an increase in the Company’s stockholders’ equity based on the value of the Trust Preferred Securities acquired by the Company in the exchange.

In considering this matter, the Board has also concluded that it would be necessary to offer the common stock at a discount to its market price in order to induce the holders of the Trust Preferred Securities to participate in the exchange. Assuming that the common stock will be offered at $3.15 per share, the current discount would be approximately ____% from the market price of $_________ per share as of June __, 2019.

The Board was aware that Moishe Gubin, a Director of the Company, had a conflict of interest with respect to this matter in light of his ownership of the current holder of the Trust Preferred Securities. In addition, the Board was aware that Mr. Klein and Mr. Zwelling, Directors of the Company, also indicated that they may participate in the exchange offer. To address these issues, all three Directors abstained from voting on this matter.

Vote Required

Assuming the existence of a quorum, the affirmative vote of the majority of the votes cast for this proposal is required to approve this matter.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE ISSUANCE OF UP TO 1,000,000 SHARES OF COMMON STOCK IN EXCHANGE FOR TRUST PREFERRED SECURITIES ISSUED BY OPTIMUMBANK CAPITAL TRUST I IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(D).

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proposal no. 3

APPROVAL OF THE PARTICIPATION OF CERTAIN DIRECTORS OF THE COMPANY IN THE EXCHANGE OFFER FOR THE TRUST PREFERRED SECURITIES DESCRIBED IN PROPOSAL 2

The Company is seeking approval of a proposal to authorize certain of the Company’s directors to participate in the exchange offer for the Trust Preferred Securities described in Proposal 2.

The participation of the Company’s directors in the Trust Preferred Securities exchange requires the approval of the Company’s shareholders under Nasdaq Marketplace Rule 5635(c).

Nasdaq Marketplace Rule 5635(c) (“Rule 5635(c)”) requires shareholder approval of any issuance of the Company’s common stock to the Company’s officers, directors and employees at a price that is less than fair market value. Under Rule 5635(c), the issuance of common stock at a price less than the market value of the common stock is considered a form of “equity compensation.”

As discussed in Proposal 2 above, the Company is seeking shareholder approval of a proposal to issue to up to 1,000,000 shares of the Company’s common stock in exchange for Trust Preferred Securities issued by OptimumBank Capital Trust I.

At the present time, the owner of the Trust Preferred Securities is an affiliate of Mr. Gubin, a Director of the Company. As a result, any exchange of the Trust Preferred Securities held by the current holder would be subject to the requirements of Rule 5635(c). Additionally, it is possible that two other Directors of the Company, Mr. Klein and Mr. Zwelling, may acquire Trust Preferred Securities that they would seek to exchange for common stock. No other Director or any officers of the Bank has indicated any intent to participate in the exchange offer and the Company will not permit any other Director or officer to participate.

The Company is requesting its shareholders to approve the participation of Mr. Gubin, Mr. Klein and Mr. Zwelling in the exchange.

As discussed in Proposal 2, the Board believes that the exchange of additional Trust Preferred Securities for common stock would be in the best interest of the Company and its shareholders. The participation of Mr. Gubin and, potentially, Mr. Klein and Mr. Zwelling in the exchange would significantly enhance the Company’s ability to achieve the goals of the exchange offer.

As discussed in Proposal 2, the exchange offer may be made at a price that is less than current market price. In considering this matter, the Board has concluded that it would be necessary to offer the common stock at a discount to its market price in order to induce the holders of the Trust Preferred Securities to participate in the exchange. Assuming that the common stock will be offered at $3.15 per share, the discount would be approximately _____% from the market price of $__________ per share as of June__, 2019. Under Rule 5635(c), this discount is treated as a form of equity compensation that requires shareholder approval.

The other potential effects of the exchange offer are discussed in Proposal 2.

As described in Proposal 2, the Board was aware that Mr. Gubin, a Director of the Company, had a conflict of interest with respect to this matter in light of his ownership of the current holder of the Trust Preferred Securities. In addition, the Board was aware that Mr. Klein and Mr. Zwelling, Directors of the Company, also indicated that they may participate in the exchange offer. To address these issues, all three Directors abstained from voting on this matter.

Vote Required for Approval

Assuming the existence of a quorum, the affirmative vote of the majority of the votes cast for this proposal is required to approve this matter. Approval of this Proposal 3 is subject to the approval of Proposal 2.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE PARTICIPATION OF CERTAIN DIRECTORS OF THE COMPANY IN THE EXCHANGE OFFER FOR THE TRUST PREFERRED SECURITIES DESCRIBED IN PROPOSAL 2.

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PROPOSAL NO. 4

APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE FROM 5,000,000 SHARES TO 10,000,000 SHARES

The Board of Directors has approved an amendment to the Company’s Articles of Incorporation to increase the number of shares of common stock authorized for issuance from 5,000,000 shares to 10,000,000 shares. The Company’s shareholders are being asked to approve this amendment in the form attached hereto as Exhibit A.

The purpose of the increase is to provide the Company with a sufficient number of authorized shares:

●	to undertake the exchange offer for the Trust Preferred Securities;

●	to undertake a proposed rights offering of common stock and warrants; and

●	to provide shares for other corporate actions that may be approved by the Board in the future, such as additional offerings.

Current Outstanding Shares of Common Stock

As of March 31, 2019, the Company had 1,858,020 shares of common stock issued and outstanding and _______ shares reserved for future issuance in connection with the Company’s equity incentive plans.

Proposed Rights Offering

The Board is currently considering undertaking a rights offering under which the Company will offer each shareholder the right to purchase, for each common share held by the shareholder, one unit consisting of one share of common stock and one warrant (a “Unit”).

The proposed terms of the rights offering are as follows:

●	The price of each Unit would be $5.00 per Unit.

●	Each warrant would entitle the holder to purchase one common share at a price of $7.50 per share. The warrants would have a term of five years. The warrants could be sold or transferred separately after issuance of the Units.

●	The rights offering would commence following the effectiveness of the Company’s registration statement. The rights offering would be open for a period of three months.

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●	No person would be permitted to purchase the Units if, after the purchase, such person would be the beneficial owner of more than 9.9% of the shares of common stock.

●	The maximum number of shares of common stock that would be issued in the exchange offer would be equal to the number of outstanding shares on the record date for the rights offering.

●	The maximum number of shares of common stock that would be issued upon the exercise of the warrants would be equal to the number of outstanding shares of common stock on the record date for the rights offering.

The terms of the rights offering have not been finalized. Any rights offering would need to be registered with the Securities and Exchange Commission under the Securities Act. As a result, it is possible that the terms of the rights offering may change and that the rights offering may not be completed.

Reasons for the Increase in Authorized Common Stock

As discussed in Proposal 2, the Company may issue up to 1,000,000 shares of common stock in the exchange offer for the Trust Preferred Securities. Additionally, the Company is considering a rights offering to the shareholders of the Company in which the Company would offer a substantial number of additional shares and warrants to the Company’s shareholders.

The Board believes that the availability of additional authorized shares of common stock will provide the Company with the ability to accommodate the exchange offer and the rights offering and provide the Company with the additional flexibility to issue common stock for a variety of other general corporate purposes as the Board may determine to be desirable, including stock splits (including splits effected through the declaration of stock dividends), future offerings, acquisitions or incentive compensation.

Without an increase in the number of authorized shares of common stock, the number of remaining common shares may be insufficient to complete one or more of the above corporate actions when and if the Board deems it advisable and in the best interests of the shareholders to do so. The Board further believes that having the additional authorized shares available to the Company for issuance, upon approval of the Board, will be beneficial to the Company and its shareholders by allowing us promptly to consider and complete additional offerings needed to capitalize the Company and the Bank.

Except for the exchange offer and the rights offering, the Board has not authorized the Company to take any action with respect to the shares that would be authorized under this proposal, and the Company currently does not have any definitive plans, arrangements or understandings with respect to the issuance of the additional shares of common stock to be authorized.

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The proposed amendment to increase the authorized number of shares of common stock could, under certain circumstances, have an anti-takeover effect or delay or prevent a change in control of the Company by providing the Company the capability to engage in actions that would be dilutive to a potential acquirer, to pursue alternative transactions, or to otherwise increase the potential cost to acquire control of the Company. Thus, while the Company currently has no intent to employ the additional unissued authorized shares as an anti-takeover device, the proposed amendment may have the effect of discouraging future unsolicited takeover attempts. The Board is not aware of any such attempt to take control of the Company, and would act in the best interest of shareholders if any attempt was made. The proposed amendment has been prompted by business and financial considerations.

The proposed increase in the number of authorized shares of the Company’s common stock will not itself change the number of shares of common stock outstanding, nor will it have any immediate dilutive effect or change the rights of current holders of the Company’s common stock. However, the issuance of additional shares of common stock authorized by this amendment to the Articles of Incorporation may occur as a result of the exchange offer and the rights offering and at other times in the future. The issuance of additional shares could have a dilutive effect on earnings per share, book value per share or the percentage voting or ownership interest of the present holders of the Company’s common stock.

Once the proposed amendment is approved, no further action by the shareholders would be necessary prior to the issuance of additional shares of common stock unless required by law or the rules of any stock exchange or national securities association on which the common stock is then listed or quoted. Under the proposed amendment, each of the newly-authorized shares of common stock will have the same rights and privileges as the currently-authorized common stock. Adoption of the proposed amendment will not affect the rights of the holders of currently outstanding common stock of the Company nor will it change the par value of the common stock. If the proposed amendment is adopted, it will become effective upon the filing of an amendment to the Company’s Articles of Incorporation with the Secretary of State of the State of Florida.

Vote Required

Assuming the existence of a quorum, the affirmative vote of the majority of votes cast for this proposal is required to approve this matter.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE FROM 5,000,000 SHARES TO 10,000,000 SHARES.

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PROPOSAL NO. 5

RATIFICATION OF INDEPENDENT AUDITOR

The Audit Committee has selected Hacker, Johnson & Smith, P.A. (“Hacker Johnson”) as the Company’s independent auditor for fiscal year 2019, and the Board asks shareholders to ratify that selection. Although current law, rules, and regulations, as well as the charter of the Audit Committee, require the Audit Committee to engage, retain, and oversee the Company’s independent auditor, the Board considers the selection of the independent auditor to be an important matter of shareholder concern and is submitting the selection of Hacker Johnson for ratification by shareholders as a matter of good corporate governance.

Assuming the existence of a quorum, the affirmative vote of the majority of the shares represented in person or by proxy and entitled to vote at the meeting is required to approve this matter.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF HACKER, JOHNSON & SMITH, P.A. AS THE COMPANY’S INDEPENDENT AUDITOR FOR FISCAL YEAR 2019.

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AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2018 with the Company’s management and has discussed with the independent auditors, Hacker, Johnson & Smith, P.A., communications pursuant to applicable auditing standards. In addition, Hacker, Johnson & Smith, P.A. has provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Hacker, Johnson & Smith, P.A., the independent auditor’s independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and selected Hacker, Johnson & Smith, P.A. as the Company’s independent auditor for 2019.

AUDIT COMMITTEE

Jeffry Wagner

Thomas Procelli

Martin Schmidt

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INDEPENDENT ACCOUNTANTS

Hacker, Johnson & Smith, P.A., the Company’s independent registered public accounting firm, audited the Company’s consolidated financial statements for the fiscal year ended December 31, 2018.

Audit Fees

The following table is a summary of the fees billed to the Company by Hacker, Johnson & Smith, P.A. for professional services rendered for the years ended December 31, 2018 and 2017:

Fee Category	2017 Fees	2018 Fees

Audit Fees	$60,000	$73,000

Audit Fees. Consists of fees billed for professional services rendered for the audit of the Company’s financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by Hacker, Johnson & Smith, P.A. in connection with statutory and regulatory filings or engagements.

Pre-approved Services. Consistent with SEC rules regarding auditor independence, the Company’s Audit Committee Charter requires the Audit Committee to pre-approve all audit services and non-audit services permitted by law and Audit Committee policy (including the fees and terms of such services) to be performed for the Company by the independent auditors, subject to the “de minimis” exceptions for non-audit services described in SEC rules that are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may delegate pre-approval authority to a member of the committee. The decisions of any committee member to whom pre-approval is delegated must be presented to the Audit Committee at its next scheduled meeting.

A representative from Hacker, Johnson & Smith, P.A., independent public auditors for the Company for 2018 and the current year, is expected to be present at the annual meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions.

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MANAGEMENT

Officers of the Company

The Board of Directors is seeking to appoint Moishe Gubin as the Company’s Chief Executive Officer. Mr. Gubin has submitted requests for the required regulatory approvals to serve as Chief Executive Officer of the Company. These requests are currently pending.

From October 2015 to June 2016, Joel Klein, a Director of the Company, acted as the Company’s principal executive officer and principal financial officer on an interim basis. Since June 2016, Timothy Terry, President and Chief Executive Officer of the Bank, has been acting as the Principal Executive Officer for the Company, and since October 16, 2017, David Edgar, Controller of the Bank, has been acting as the Principal Financial Officer for the Company.

The backgrounds of Mr. Terry and Mr. Edgar are set forth below.

Timothy Terry, age 63, was appointed President and Chief Executive Officer of the Bank in February 2013 and was appointed Chief Operating Officer of the Bank in 2018. Mr. Terry has been in banking for 35 years and most recently served as President/CEO of Putnam State Bank in Palatka, Florida. Prior to joining OptimumBank, he served as President, CEO and Senior Loan Officer for Enterprise Bank of Florida in North Palm Beach, Florida, and held senior lending, branch administration & sales management positions at Palm Beach National Bank & Trust, Flagler National Bank of the Palm Beaches and Comerica Bank. Mr. Terry received his BBA degree in finance from Western Michigan University located in Kalamazoo, Michigan. He is also a graduate of the American Bankers Association Stonier Graduate School of Banking at the University of Delaware.

David Edgar, age 56, was appointed Controller of the Bank in October 2017. Mr. Edgar has been in banking for 34 years and most recently served as Senior Vice President and Chief Financial Officer of FirstCity Bank of Commerce in Palm Beach Gardens, Florida. Mr. Edgar received his Bachelor of Accounting degree from the University of Alabama. He is also a graduate of the Graduate School of Banking at Louisiana State University.

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MANAGEMENT COMPENSATION

The following table shows the compensation paid by the Company and the Bank for 2018 and 2017 to the persons acting as principal executive officer and principal financial officer. The Company did not have any persons serving as executive officers.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation($)	Total Compensation($)

Timothy Terry (1)	2018	$225,000	-	$8,400	$233,400
President, Chief Executive Officer and	2017	$225,000	-	$8,400	$233,400
Chief Operating Officer of the Bank

David Edgar (2)	2018	$165,000	-	-	$165,000
Controller of the Bank	2017	$31,855	-	-	$31,855

James Odza (3)	2017	$90,440	-	-	$90,440
Former Chief Financial Officer of the Bank

(1)	All other compensation for Mr. Terry in each year represents an auto allowance.

(2)	Mr. Edgar’s employment commenced in October 2017.

(3)	Mr. Odza’s employment was terminated in August 2017.

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Stock Options

No stock options were granted to any of the executive officers in 2018. None of the Company’s executive officers holds any stock options.

Director Compensation

Each Director receives compensation for serving on the Board of Directors and committees of the Board. Mr. Gubin receives $1,650 for each Board meeting attended, and all other directors receive $1,100 for each Board meeting attended. At the present, the Company does not have any person serving as the Chairman of the Board. Mr. Gubin receives additional compensation for each Board meeting attended because he has performed many of the duties that would otherwise be performed by a Chairman of the Board. For Audit Committee meetings, the Chairman receives compensation of $400 for each meeting attended, and the members receive $300. For Compensation Committee meetings, Mr. Gubin, as Chairman, receives compensation of $125 for each meeting attended and the other members receive $100. Mr. Gubin also receives $200,000 per year for additional services as a director, payable in shares of the Company’s common stock (based on the fair market value on the date of issuance). These additional services include his generally spending one week per month in the Bank’s offices. He is also actively involved in the Bank’s marketing efforts for new loan business and deposits and in the Company’s investor relations efforts.

Director Compensation Table For 2018

Name	Cash Compensation($)	Stock Awards($)		All Other Compensation ($)	Total($)
Moishe Gubin	$21,750	$200,000	(1)	$0	$221,750
Joel Klein	15,000	0		0	15,000
Martin Schmidt	15,400	0		0	15,400
Thomas Procelli	13,600	0		0	13,600
Avi M. Zwelling	10,800	0		0	10,800
Chan Heng Fai Ambrose	3,300	0		0	3,300
Jeffry Wagner	0	0		0	0
Total	$79,850	$200,000		$0	$279,850

(1)	This amount represents the fair value of the stock grant made to Mr. Gubin in payment of a portion of his director’s fees in 2018.

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SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

This following table sets forth information regarding the beneficial ownership of the common stock as of December 31, 2018 for:

●	each of the directors and executive officers of the Company and the Bank;

●	all of the directors and executive officers of the Company and the Bank as a group; and

●	each other person known by the Company to own beneficially more than 5% of the Company common stock.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the securities. The persons named in the table have sole voting and investment power or have shared voting and investment power with a spouse with respect to all shares of common stock shown as beneficially owned by them, unless otherwise indicated in these footnotes.

Name of Beneficial Owners	Number of Shares Beneficially Owned	Percent of Class[1]
Directors and Executive Officers

Moishe Gubin, Director	76,327	4.11%

Joel Klein, Director	31,404	1.69%

Thomas Procelli, Director	3,623	0.19%

Martin Schmidt, Director	7,653	0.41%

Avi Zwelling, Director	31,118	1.67%

Chan Heng Fai Ambrose, Director	104,480	5.62%

Jeffry Wagner, Director	0	0%

Timothy Terry, President, Chief Executive Officer and Chief Operating Officer of the Bank	0	0%

David Edgar, Controller of the Bank	0	0%

All directors and executive officers as a group	254,605	13.70%

Principal Shareholders

Midwest Torah Center 2516 S. Twyckenham Dr. South Bend, Indiana 46614	94,425	5.08%

Wrights Mill Holdings LLC 16 Wrights Mill Road Armonk, New York 10540-1130	100,000	5.38%

Barry Webster 1840 58th Street Brooklyn, New York 11204-2027	134,111	7.22%

The Elisha Rothman Irrevocable Trust 3570 N.E. 190th Street, Apt. 3900 Miami, Florida 33180-2466	179,553	9.66%

[1]	Based on 1,858,020 shares of common stock outstanding on December 31, 2018

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SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, as well as persons who own 10% or more of a class of the Company’s equity securities, to file reports of their ownership of the Company’s securities, as well as statements of changes in such ownership, with the SEC. The Company believes that all such filings required during 2018 were made on a timely basis, except for a Form 3 on behalf of Mr. Wagner and a Form 5 on behalf of Messrs. Gubin, Klein, Procelli, Schmidt and Zwelling with respect to their director compensation.

30

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since January 1, 2018, there have been no transactions or any proposed transactions in which the Company was or is a party, in which the amount involved exceeded $120,000, and in which a director, director nominee, executive officer, holder of more than 5% of the Company’s common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

Loans to Officers, Directors and Affiliates

The Bank offers loans in the ordinary course of business to its directors and employees, including executive officers, their related interests and immediate family members. Applicable law and Bank policy require that these loans be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated parties, and must not involve more than the normal risk of repayment or present other unfavorable features. Loans to individual employees, directors and executive officers must also comply with the Bank’s lending policies and statutory lending limits, and directors with a personal interest in any loan application are excluded from the consideration of such loan application.

31

SHAREHOLDER PROPOSALS FOR 2020 ANNUAL MEETING

Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company’s 2020 annual meeting of shareholders and that shareholders desire to have included in the Company’s proxy materials relating to such meeting must be received by the Company at its corporate offices no later than ___________, 2019, which is 120 calendar days prior to the anniversary of this year’s mailing date. Upon timely receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations governing the solicitation of proxies.

If a shareholder wishes to present a proposal at the Company’s 2020 annual meeting or to nominate one or more Directors and the proposal is not intended to be included in the Company’s proxy statement relating to that meeting, the shareholder must give advance written notice to the Company by ______, 2019, as required by SEC Rule 14a-4(c)(1).

Any shareholder filing a written notice of nomination for Director must describe various matters regarding the nominee and the shareholder, including such information as name, address, occupation and shares held. Any shareholder filing a notice to bring other business before a shareholder meeting must include in such notice, among other things, a brief description of the proposed business and the reasons for the business, and other specified matters. Copies of those requirements will be forwarded to any shareholder upon written request.

SOLICITATION OF PROXIES

The proxy accompanying this Proxy Statement is solicited by the Board of Directors of the Company. All of the costs of solicitation of proxies will be paid by the Company. We may also reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in sending proxy materials to the beneficial owners of the Company’s shares of common stock. In addition to solicitations by mail, the Company’s directors, officers and employees, including those of the Bank, may solicit proxies personally, by telephone or otherwise, but will not receive any additional compensation for their services.

OTHER MATTERS

Management does not know of any matters to be presented at the meeting other than those set forth above. However, if other matters come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented by the proxy in accordance with the recommendations of management on such matters, and discretionary authority to do so is included in the proxy.

HOW TO OBTAIN EXHIBITS TO FORM 10-K AND OTHER INFORMATION

A copy of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2018 is included with this proxy statement. We will mail without charge copies of any particular exhibit to the Company’s Form 10-K upon written request. Requests should be sent to OptimumBank Holdings, Inc., Attn: Mary Franco, 2477 East Commercial Boulevard, Fort Lauderdale, FL 33308. Our proxy statement, annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, as well as any amendment to those reports, are also available free of charge through the SEC’s website, www.sec.gov.

32

Financial information

The following financial statements and related information of the Company are attached to this Proxy Statement as Exhibit B:

(i) Audited consolidated balance sheets of the Company, as of December 31, 2018 and December 31, 2017, and the related consolidated statements of operations, comprehensive income (loss), stockholders’ equity and cash flows for the years then ended and the related notes;

(ii) Management’s Discussion and Analysis of Financial Condition and Results of Operations for the years ended December 31, 2018 and 2017;

(iii) Condensed consolidated balance sheets of the Company, as of March 31, 2019 (unaudited) and December 31, 2018, and the related unaudited condensed consolidated statements of operations, comprehensive loss, stockholders’ equity and cash flows for the three months ended March 31, 2019 and March 31, 2018 and the related notes;

(iv) Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three months ended March 31, 2018 and 2017; and

(v) Pro forma unaudited consolidated balance sheets and the related consolidated statements of operations of the Company, as of and for the three months ended March 31, 2019 and as of and for the year ended December 31, 2018, reflecting the consummation of the exchange offer.

33

Exhibit A

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

OPTIMUMBANK HOLDINGS, INC.

OPTIMUMBANK HOLDINGS, INC., a Florida corporation (the “Corporation”), hereby adopts the following Articles of Amendment to its Articles of Incorporation, pursuant to the provisions of the Florida Business Corporation Act (the “Act”):

1. Amendment. Paragraph (a) of Article III is hereby deleted in its entirety and replaced with the following (the “Amendment”):

“(a) The aggregate number of shares of stock of all classes that the corporation shall have authority to issue is 16,000,000 shares, of which 10,000,000 shares shall be common stock, $.01 par value per share (“Common Stock”), and of which 6,000,000 shares shall be preferred stock, no par value (“Preferred Stock”).”

2. Approval of Amendment. The Amendment was approved and adopted by all of the directors of the Company at a meeting duly called and held on ________, 2019 and by the holders of the outstanding Common Stock of the Company at a meeting duly called and held on July __, 2019. The holders of the Common Stock are the only voting group entitled to vote on the Amendment. The number of votes cast for the Amendment by the shareholders was sufficient to approve the Amendment under the Act and the Company’s Articles of Incorporation and Bylaws.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed these Articles of Amendment as of this ___ day of _________, 2019.

OPTIMUMBANK HOLDINGS, INC.

By:
Name:
Title:

2

Exhibit B

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors

OptimumBank Holdings, Inc.

Fort Lauderdale, Florida:

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of OptimumBank Holdings, Inc. and Subsidiary (the “Company”), as of December 31, 2018 and 2017 and the related consolidated statements of operations, comprehensive income (loss), stockholders’ equity and cash flows for the years then ended and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 2018 and 2017, and the consolidated results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud, the Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ HACKER, JOHNSON & SMITH PA
We have served as the Company’s auditor since 2000.
Fort Lauderdale, Florida
March 25, 2019

B-1

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Consolidated Balance Sheets
(Dollars in thousands, except per share amounts)

	December 31,	December 31,
	2018	2017
Assets:
Cash and due from banks	$1,934	$1,224
Interest-bearing deposits with banks	6,049	10,441
Total cash and cash equivalents	7,983	11,665
Securities available for sale	2,359	11,437
Securities held-to-maturity (fair value of $7,175)	7,139	—
Loans, net of allowance for loan losses of $2,243 and $3,991	77,200	68,220
Federal Home Loan Bank stock	1,132	979
Premises and equipment, net	2,668	2,593
Accrued interest receivable	314	316
Other assets	1,573	656

Total assets	$100,368	$95,866
Liabilities and Stockholders’ Equity:

Liabilities:
Noninterest-bearing demand deposits	9,638	12,632
Savings, NOW and money-market deposits	26,682	22,045
Time deposits	26,058	30,574

Total deposits	62,378	65,251

Federal Home Loan Bank advances	24,600	20,500
Junior subordinated debenture	5,155	5,155
Federal funds purchased	560	—
Official checks	274	46
Other liabilities	2,095	2,369

Total liabilities	95,062	93,321

Commitments and contingencies (Notes 4, 7 and 13)
Stockholders’ equity:
Preferred stock, no par value; 6,000,000 shares authorized: Designated Series A, no par value, $25,000 liquidation value per share, none issued or outstanding in 2018 and 7 shares issued and outstanding in 2017	—	—
Common stock, $.01 par value; 5,000,000 shares authorized, 1,858,020 shares issued and outstanding in 2018 and 1,120,947 shares issued and outstanding in 2017	18	11
Additional paid-in capital	36,128	34,090
Accumulated deficit	(30,510)	(31,306)
Accumulated other comprehensive loss	(330)	(250)

Total stockholders’ equity	5,306	2,545
Total liabilities and stockholders’ equity	$100,368	$95,866

See Accompanying Notes to Consolidated Financial Statements

B-2

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Consolidated Statements of Operations
(In thousands, except share amounts)

	Year Ended December 31,
	2018	2017
Interest income:
Loans	$3,912	$4,126
Securities	232	366
Other	148	224

Total interest income	4,292	4,716

Interest expense:
Deposits	510	674
Borrowings	736	522

Total interest expense	1,246	1,196

Net interest income	3,046	3,520

Credit for loan losses	1,754	—

Net interest income after credit for loan losses	4,800	3,520

Noninterest income:
Service charges and fees	49	26
Other	35	15
Gain on sale of securities available for sale	—	11

Total noninterest income	84	52

Noninterest expenses:
Salaries and employee benefits	1,864	1,770
Occupancy and equipment	437	415
Data processing	407	342
Professional fees	558	784
Insurance	95	95
Regulatory assessments	114	202
Other	613	553

Total noninterest expenses	4,088	4,161

Net earnings (loss)	$796	$(589)

Net earnings (loss) per share:
Basic and diluted	$.53	$(.53)

See Accompanying Notes to Consolidated Financial Statements.

B-3

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Consolidated Statements of Comprehensive Income (Loss)
(In thousands)

	Year Ended
	December 31,
	2018	2017

Net earnings (loss)	$796	$(589)

Other comprehensive (loss) income:
Change in unrealized loss on securities:
Unrealized gain arising during the year	270	82
Amortization of unrealized loss on securities transferred to held-to-maturity	55	—
Reclassification adjustment for unrealized loss on securities transferred to held-to-maturity	(432)	—
Reclassification adjustment for realized gain on sale of securities available for sale	—	(11)
Other comprehensive (loss) income before income tax benefit (expense)	(107)	71

Deferred income tax benefit (expense) on above change	27	(69)

Total other comprehensive (loss) income	(80)	2

Comprehensive income (loss)	$716	$(587)

See Accompanying Notes to Consolidated Financial Statements.

B-4

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Consolidated Statements of Stockholders’ Equity

Years Ended December 31, 2018 and 2017
(Dollars in thousands)

	Preferred						Accumulated
	Stock				Additional		Other	Total
	Series A		Common Stock		Paid-In	Accumulated	Comprehensive	Stockholders’
	Shares	Amount	Shares	Amount	Capital	Deficit	Loss	Equity

Balance at December 31, 2016	7	$—	1,103,447	$11	$34,039	$(30,717)	$(252)	$3,081
Proceeds from sale of common stock	—	—	10,000	—	30	—	—	30
Common stock issued for services	—	—	7,500	—	21	—	—	21
Net change in unrealized loss on securities available for sale, net of income taxes	—	—	—	—	—	—	2	2
Net loss	—	—	—	—	—	(589)	—	(589)
Balance at December 31, 2017	7	$—	1,120,947	$11	$34,090	$(31,306)	$(250)	$2,545
Proceeds from sale of common stock	—	—	211,367	2	523	—	—	525
Common stock issued as compensation to directors	—	—	144,742	2	613	—	—	615
Common stock issued in exchange for Preferred Stock	(7)	—	79,186	—	—	—	—	—
Common stock issued in exchange for Trust Preferred Securities	—	—	301,778	3	902	—	—	905
Net change in unrealized loss on securities available for sale, net of income taxes	—	—	—	—	—	—	200	200
Amortization of unrealized loss on securities transferred to held-to-maturity	—	—	—	—	—	—	44	44
Unrealized loss on securities transferred to held-to-maturity, net of income tax benefit	—	—	—	—	—	—	(324)	(324)
Net earnings	—	—	—	—	—	796	—	796
Balance at December 31, 2018	—	$—	1,858,020	$18	$36,128	$(30,510)	$(330)	$5,306

See Accompanying Notes to Consolidated Financial Statements.

B-5

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Consolidated Statements of Cash Flows
(In thousands)

	Year Ended December 31,
	2018	2017
Cash flows from operating activities:
Net earnings (loss)	$796	$(589)
Adjustments to reconcile net earnings (loss) to net cash provided by operating activities:
Depreciation and amortization	159	149
Common stock issued as compensation for services	—	21
Net amortization of fees, premiums and discounts	237	211
Credit for loan losses	(1,754)	—
Gain from sale of securities available for sale	—	(11)
Decrease in accrued interest receivable	2	64
Decrease (increase) in other assets	15	(24)
Increase in official checks and other liabilities	569	749

Net cash provided by operating activities	24	570

Cash flows from investing activities:
Principal repayments of securities available for sale	906	2,189
Proceeds from sale of securities available for sale	—	6,448
Principal repayments of securities held-to-maturity	814	—
Net (increase) decrease in loans	(7,351)	8,798
Purchase of premises and equipment, net	(234)	(94)
(Purchase) redemption of Federal Home Loan Bank stock	(153)	134

Net cash (used in) provided by investing activities	(6,018)	17,475

Cash flows from financing activities:
Net decrease in deposits	(2,873)	(20,836)
Purchase (repayments) of Federal Home Loan Bank advances, net	4,100	(3,000)
Net decrease in advanced payment by borrowers for taxes and insurance	—	(214)
Proceeds from sale of common stock	525	30
Increase in federal funds purchased	560	—

Net cash provided by (used in) financing activities	2,312	(24,020)

Decrease in cash and cash equivalents	(3,682)	(5,975)
Cash and cash equivalents at beginning of the year	11,665	17,640
Cash and cash equivalents at end of the year	$7,983	$11,665

(continued)

B-6

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Consolidated Statements of Cash Flows, Continued
(In thousands)

	Year Ended December 31,
	2018	2017
Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest	$931	$980

Income taxes	$—	$—

Noncash transactions:
Change in accumulated other comprehensive loss, net change in unrealized loss on securities available for sale, net of income taxes	$(80)	$2

Transfer of securities from available for sale to held-to-maturity	$7,945	$—

Reclassification of stock compensation from other liabilities to common stock	$615	$—

Issuance of common stock in exchange for Trust Preferred Securities	$905	$—

Amortization of unrealized loss on securities transferred to held-to-maturity	$55	$—

See Accompanying Notes to Consolidated Financial Statements.

B-7

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements

At December 31, 2018 and 2017 and for the Years Then Ended

(1)	Summary of Significant Accounting Policies

Organization. OptimumBank Holdings, Inc. (the “Holding Company”) is a one-bank holding company and owns 100% of OptimumBank (the “Bank”), a Florida-chartered commercial bank. The Holding Company’s only business is the operation of the Bank and its subsidiaries (collectively, the “Company”). The Bank’s deposits are insured up to applicable limits by the Federal Deposit Insurance Corporation (“FDIC”). The Bank offers a variety of community banking services to individual and corporate customers through its three banking offices located in Broward County, Florida.

Basis of Presentation. The accompanying consolidated financial statements include the accounts of the Holding Company, the Bank and the Real Estate Subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation. The accounting and reporting practices of the Company conform to accounting principles generally accepted in the United States of America (“GAAP”) and to general practices within the banking industry. The following summarizes the more significant of these policies and practices.

Junior Subordinated Debenture. The Company is in default with respect to its $5,155,000 Junior Subordinated Debenture (the “Debenture”) due to its failure to make certain required interest payments under the Debenture. The Debenture was issued to Optimum Bank Holdings Capital Trust I, a Delaware statutory trust formed by the Company for the purpose of issuing and selling certain securities (the “Trust Preferred Securities”) representing undivided beneficial interests in the Debenture. The trust issued a total of 5,000 Trust Preferred Securities.

The Trustee, Wells Fargo Bank, for the Debenture (the “Trustee”) and the beneficial owners of the Debenture are entitled to accelerate the payment of the $5,155,000 principal balance plus accrued and unpaid interest totaling $1,686,350 at December 31, 2018. To date, neither the Trustee nor the holders have accelerated the outstanding balance of the Debenture. No adjustments to the accompanying consolidated financial statements have been made as a result of this uncertainty.

In May 2018, a company affiliated with a director of the Company (the “New Holder”) purchased all 5,000 Trust Preferred Securities from a third party. During the third quarter of 2018, the New Holder sold its rights in approximately 694 of the Trust Preferred Securities to several unaffiliated third parties, who subsequently exchanged these Trust Preferred Securities for 301,778 shares of the Company’s common stock. Due to regulatory agreement the exchange of Trust Preferred Securities for the Company’s common stock cannot reduce the principal amount of the Debenture collateralizing the Trust Preferred Securities. Accordingly is recorded as an increase in the Company’s equity interest in the unconsolidated subsidiary trust, presented in “Other Assets” in the accompanying consolidated balance sheets.

Although the Company and the New Holder have not executed a formal, definitive bilateral agreement, the New Holder has provided the Company with written representations that the New Holder will not accelerate and demand payment of any of the remaining 4,306 Trust Preferred Securities principal or accrued interest within the next twelve months from the date this Annual Report, Form 10-K as of and for the year ended December 31, 2018, is filed with the Securities and Exchange Commission.

Use of Estimates. In preparing consolidated financial statements in conformity with GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the consolidated balance sheet and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change in the near term relate to the determination of the allowance for loan losses and the valuation of the deferred tax asset.

Cash and Cash Equivalents. For purposes of the consolidated statements of cash flows, cash and cash equivalents include cash and balances due from banks and interest-bearing deposits with banks, all of which have original maturities of ninety days or less.

The Company may be required by law or regulation to maintain cash reserves in the form of vault cash or deposit with Federal Reserve Banks or in Pass-through accounts with other banks. At December 31, 2018 and 2017, there were no required cash reserves.

(continued)

B-8

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements

(1)	Summary of Significant Accounting Policies, continued

Securities. Securities may be classified as trading, held to maturity or available for sale. Trading securities are held principally for resale and recorded at their fair values. Unrealized gains and losses on trading securities are included immediately in operations. Held-to-maturity securities are those which management has the positive intent and ability to hold to maturity and are reported at amortized cost. Available for sale securities consist of securities not classified as trading securities nor as held to maturity securities. Unrealized holding gains and losses on available for sale securities are reported as a net amount in accumulated other comprehensive loss in stockholders’ equity until realized. Gains and losses on the sale of available for sale securities are determined using the specific-identification method. Premiums and discounts on securities are recognized in interest income using the interest method over the period to maturity.

Management evaluates securities for other-than-temporary impairment at least on a quarterly basis, and more frequently when economic or market concerns warrant such evaluation. A security is impaired if the fair value is less than its carrying value at the financial statement date. When a security is impaired, the Company determines whether this impairment is temporary or other-than-temporary. In estimating other-than-temporary impairment (“OTTI”) losses, management assesses whether it intends to sell, or it is more likely than not that it will be required to sell, a security in an unrealized loss position before recovery of its amortized cost basis. If either of these criteria is met, the entire difference between amortized cost and fair value is recognized in operations. For securities that do not meet the aforementioned criteria, the amount of impairment recognized in operations is limited to the amount related to credit losses, while impairment related to other factors is recognized in other comprehensive income. Management utilizes cash flow models to segregate impairments to distinguish between impairment related to credit losses and impairment related to other factors. To assess for OTTI, management considers, among other things, (i) the severity and duration of the impairment; (ii) the ratings of the security; (iii) the overall transaction structure (the Company’s position within the structure, the aggregate, near-term financial performance of the underlying collateral, delinquencies, defaults, loss severities, recoveries, prepayments, cumulative loss projections, and discounted cash flows); and (iv) the timing and magnitude of a break in modeled cash flows.

Loans. Loans that management has the intent and ability to hold for the foreseeable future or until maturity or pay-off are reported at their outstanding principal, adjusted for any charge-offs, the allowance for loan losses, and any deferred fees or costs.

Commitment fees and loan origination fees are deferred and certain direct origination costs are capitalized. Both are recognized as an adjustment of the yield of the related loan.

The accrual of interest on loans is discontinued at the time the loan is ninety days delinquent unless the loan is well collateralized and in process of collection. In all cases, loans are placed on nonaccrual or charged-off at an earlier date if collection of principal or interest is considered doubtful.

All interest accrued but not collected for loans that are placed on nonaccrual or charged-off is reversed against interest income. The interest on these loans is accounted for on the cash-basis or cost-recovery method, until qualifying for return to accrual. Loans are returned to accrual status when all the principal and interest amounts contractually due are brought current and future payments are reasonably assured.

Allowance for Loan Losses. The allowance for loan losses is established as losses are estimated to have occurred through a provision for loan losses charged to operations. Loan losses are charged against the allowance when management believes the uncollectability of a loan balance is confirmed. Subsequent recoveries, if any, are credited to the allowance. There were no changes in the Company’s accounting policies or methodology during the years ended December 31, 2018 and 2017.

The allowance for loan losses is evaluated on a regular basis by management and is based upon management’s periodic review of the collectability of the loans in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower’s ability to repay, estimated value of any underlying collateral and prevailing economic conditions. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revision as more information becomes available.

B-9

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements

(1)	Summary of Significant Accounting Policies, continued

Allowance for Loan Losses, Continued

The allowance consists of specific and general components. The specific component relates to loans that are classified as impaired. For such loans, an allowance is established when the discounted cash flows (or collateral value or observable market price) of the impaired loans are lower than the carrying value of those loans. The general component covers all other loans and is based on historical loss experience adjusted for qualitative factors.

The historical loss component of the allowance is determined by losses recognized by portfolio segment over the preceding three years. The historical loss experience is adjusted for the risks by each portfolio segment. Risk factors impacting loans in each of the portfolio segments include: economic trends and conditions; experience, ability and depth of lending management; national and local political environment; industry conditions and trends in charge-offs; and other trends or uncertainties that could affect management’s estimate of probable losses.

A loan is considered impaired when, based on current information and events, it is probable that the Company will be unable to collect the scheduled payments of principal or interest when due. Factors considered by management in determining impairment include payment status, collateral value, and the probability of collecting scheduled principal and interest payments when due. Loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired. Management determines the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay, the borrower’s prior payment record, and the amount of the shortfall in relation to the principal and interest owed. Impairment is measured on a loan by loan basis, by either the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s obtainable market price, or the fair value of the collateral if the loan is collateral-dependent.

Premises and Equipment. Land is stated at cost. Buildings and improvements, furniture, fixtures, equipment, and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization expense are computed using the straight-line method over the estimated useful life of each type of asset or lease term, if shorter.

Preferred Securities of Unconsolidated Subsidiary Trust. The Company owns all of the common stock of OptimumBank Holdings Capital Trust I (“Issuer Trust”), an unconsolidated subsidiary trust. The Issuer Trust used the proceeds from the issuance of $5,000,000 of its preferred securities to third-party investors and common stock to acquire a $5,155,000 debenture issued by the Company. This debenture and certain capitalized costs associated with the issuance of the securities comprise the Issuer Trust’s only assets and the interest payments from the debentures finance the distributions paid on the preferred securities. The Company recorded the debenture in “Junior Subordinated Debenture” and its equity interest in the business trust in “Other Assets” in the accompanying consolidated balance sheets (See Note 6).

The Company has entered into agreements which, taken collectively, fully and unconditionally guarantee the preferred securities of the Issuer Trust subject to the terms of the guarantee.

Transfer of Financial Assets. Transfers of financial assets or a participating interest in an entire financial asset are accounted for as sales, when control over the assets has been surrendered. Control over transferred assets is deemed to be surrendered when (1) the assets have been isolated from the Company, (2) the transferee obtains the right (free of conditions that constrain it from taking advantage of that right) to pledge or exchange the transferred assets, and (3) the Company does not maintain effective control over the transferred assets through an agreement to repurchase them before their maturity. A participating interest is a portion of an entire financial asset that (1) conveys proportionate ownership rights with equal priority to each participating interest holder, (2) involves no recourse (other than standard representations and warranties) to, or subordination by, any participating interest holder, and (3) does not entitle any participating interest holder to receive cash before any other participating interest holder.

B-10

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements

(1)	Summary of Significant Accounting Policies, continued

Income Taxes. There are two components of income tax expense: current and deferred. Current income tax expense reflects taxes to be paid or refunded for the current period by applying the provisions of the enacted tax law to the taxable income or excess of deductions over revenues. The Company determines deferred income taxes using the liability (or balance sheet) method. Under this method, the net deferred tax asset or liability is based on the tax effects of the differences between the book and tax bases of assets and liabilities, and enacted changes in tax rates and laws are recognized in the period in which they occur. Deferred income tax expense results from changes in deferred tax assets and liabilities between periods.

Deferred tax assets are recognized if it is more likely than not, based on the technical merits, that the tax position will be realized or sustained upon examination. The term more likely than not means a likelihood of more than 50 percent; the terms examined and upon examination also include resolution of the related appeals or litigation processes, if any. A tax position that meets the more-likely-than-not recognition threshold is initially and subsequently measured as the largest amount of tax benefit that has a greater than 50 percent likelihood of being realized upon settlement with a taxing authority that has full knowledge of all relevant information. The determination of whether or not a tax position has met the more-likely-than-not recognition threshold considers the facts, circumstances, and information available at the reporting date and is subject to management’s judgment. Deferred tax assets are reduced by a valuation allowance if, based on the weight of evidence available, it is more likely than not that some portion or all of a deferred tax asset will not be realized.

The Company provides reserves for potential payments of tax related to uncertain tax positions. These reserves are based on a determination of whether and how much of a tax benefit taken by the Company in its tax filings or positions is more likely than not to be realized following resolution of any potential contingencies present related to the tax benefit. Potential interest and penalties associated with such uncertain tax positions are recorded as a component of income tax expense. See Note 9 for additional details.

The Company recognizes interest and penalties on income taxes as a component of income tax expense.

The Holding Company and the Bank file a consolidated income tax return. Income taxes are allocated proportionately to the Holding Company and the Bank as though separate income tax returns were filed.

On December 22, 2017, the “Tax Cuts and Jobs Act of 2017,” or the Tax Act, was signed into law. The Tax Act, among other things, reduced the maximum statutory federal corporate income tax rate from 35% to 21% effective January 1, 2018. As a result of enactment of the Tax Act, the Bank revalued its net deferred tax asset. This revaluation of the deferred tax asset had no effect on the income tax provision due to the valuation allowance on the deferred tax asset.

Advertising. The Company expenses all media advertising as incurred. Media advertising expense included in other noninterest expenses in the accompanying consolidated statements of operations was approximately $40,000 and $69,000 during the years ended December 31, 2018 and 2017, respectively.

Stock Compensation Plan. The Company has adopted the fair value recognition method and expenses the fair value of any stock options as they vest. Under the fair value recognition method, the Company recognizes stock-based compensation in the accompanying consolidated statements of operations.

Earnings (loss) Per Share. Basic earnings (loss) per share is computed on the basis of the weighted-average number of common shares outstanding. In 2018, basic and diluted earnings per share is the same as there were no outstanding potentially dilutive securities. In 2017, basic and diluted loss per share is the same due to the net loss incurred by the Company. Earnings (loss) per common share has been computed based on the following:

	Year Ended December 31,
	2018	2017
Weighted-average number of common shares outstanding used to calculate basic and diluted earnings (loss) per common share	1,493,303	1,104,995

B-11

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements

(1)	Summary of Significant Accounting Policies, continued

Off-Balance-Sheet Financial Instruments. In the ordinary course of business, the Company may enter into off-balance-sheet financial instruments consisting of commitments to extend credit, unused lines of credit, and standby letters of credit. Such financial instruments are recorded in the consolidated financial statements when they are funded.

Fair Value Measurements. Fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy requires the Company to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The hierarchy describes three levels of inputs that may be used to measure fair value:

Level 1: Observable inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities that are not active; and model-driven valuations whose inputs are observable or whose significant value drivers are observable. Valuations may be obtained from, or corroborated by, third-party pricing services.

Level 3: Unobservable inputs to measure fair value of assets and liabilities for which there is little, if any market activity at the measurement date, using reasonable inputs and assumptions based upon the best information at the time, to the extent that inputs are available without undue cost and effort.

The following describes valuation methodologies used for assets measured at fair value:

Securities Available for Sale. Where quoted prices are available in an active market, securities are classified within Level 1 of the valuation hierarchy. Level 1 securities include highly liquid government bonds, certain mortgage products and exchange-traded equities. If quoted market prices are not available, then fair values are estimated by using pricing models, quoted prices of securities with similar characteristics, or discounted cash flows. Examples of such instruments, which would generally be classified within Level 2 of the valuation hierarchy, include certain mortgage-backed securities and U.S. Government and agency securities.

Impaired Loans. The Company’s impaired loans are normally collateral dependent and, as such, are carried at the lower of the Company’s net recorded investment in the loan or fair market value of the collateral less estimated selling costs. Estimates of fair value are determined based on a variety of information, including the use of available appraisals, estimates of market value by licensed appraisers or local real estate brokers and the knowledge and experience of the Company’s management related to values of properties in the Company’s market areas. Management takes into consideration the type, location and occupancy of the property as well as current economic conditions in the area the property is located in assessing estimates of fair value. Accordingly, fair value estimates for impaired loans are classified as Level 3.

B-12

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements

(1)	Summary of Significant Accounting Policies, continued

Fair Values of Financial Instruments. The following methods and assumptions were used by the Company in estimating fair values of financial instruments disclosed herein:

Cash and Cash Equivalents. The carrying amounts of cash and cash equivalents approximate their fair value (Level 1).

Securities. Fair values for securities are based on the framework for measuring fair value established by GAAP (Level 2).

Loans. For variable-rate loans that reprice frequently and have no significant change in credit risk, fair values are based on carrying values. Fair values for fixed-rate loans, including fixed-rate residential and commercial real estate and commercial loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality (Level 3).

Federal Home Loan Bank Stock. Fair value of the Company’s investment in Federal Home Loan Bank stock is based on its redemption value, which is its cost of $100 per share (Level 3).

Accrued Interest Receivable. The carrying amount of accrued interest approximates its fair value (Level 3).

Deposit Liabilities. The fair values disclosed for demand, NOW, money-market and savings deposits are, by definition, equal to the amount payable on demand at the reporting date (that is, their carrying amounts). Fair values for fixed-rate time deposits are estimated using a discounted cash flow calculation that applies interest rates currently being offered on time deposits to a schedule of aggregated expected monthly maturities of time deposits (Level 3).

Federal Home Loan Bank Advances. Fair values of Federal Home Loan Bank advances are estimated using discounted cash flow analysis based on the Company’s current incremental borrowing rates for similar types of borrowings (Level 3).

Federal Funds Purchased. The carrying amount of federal funds purchased approximates its fair value (Level 1).

Off-Balance-Sheet Financial Instruments. Fair values for off-balance-sheet lending commitments are based on fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the counterparties’ credit standing (Level 3).

Comprehensive income (loss). GAAP generally requires that recognized revenue, expenses, gains and losses be included in net earnings (loss). Although certain changes in consolidated assets and liabilities, such as unrealized gains and losses on available-for-sale securities, are reported as a separate component of the equity section of the consolidated balance sheets, such items along with net earnings (loss), are components of comprehensive income (loss).

Accumulated other comprehensive loss consists of the following (in thousands):

	December 31,	December 31,
	2018	2017

Unrealized loss on securities available for sale	$(64)	$(334)
Unamortized portion of unrealized loss related to securities available for sale transferred to securities held-to-maturity	(377)	—
Income tax benefit	111	84

	$(330)	$(250)

B-13

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements

(1)	Summary of Significant Accounting Policies, continued

Recent Pronouncements. In February 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2016-2, Leases (Topic 842) which will require lessees to recognize on the consolidated balance sheet the assets and liabilities for the rights and obligations created by those leases with a term of more than twelve months. Consistent with current GAAP, the recognition, measurement, and presentation of expenses and cash flows arising from a lease by a lessee primarily will depend on its classification as a finance or operating lease. The new ASU will require both types of leases to be recognized on the consolidated balance sheet. The ASU also will require disclosures to help investors and other financial statement users better understand the amount, timing, and uncertainty of cash flows arising from leases. These disclosures include qualitative and quantitative requirements, providing additional information about the amounts recorded in the consolidated financial statements. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The Company estimates that the effect of the ASU will increase assets by $276,000, liabilities by $280,000 and accumulated deficit by $4,000.

In June 2016, the FASB issued ASU No. 2016-13 Financial Instruments-Credit Losses (Topic 326). The ASU improves financial reporting by requiring timelier recording of credit losses on loans and other financial instruments held by the Company. The ASU requires the Company to measure all expected credit losses for financial assets held at the reporting date based on historical experience, current conditions, and reasonable and supportable forecasts. Many of the loss estimation techniques applied today will still be permitted, although the inputs to those techniques will change to reflect the full amount of expected credit losses. The Company will continue to use judgment to determine which loss estimation method is appropriate for their circumstances. The ASU requires enhanced disclosures to help investors and other financial statement users better understand significant estimates and judgments used in estimating credit losses, as well as the credit quality and underwriting standards of an organization’s portfolio. These disclosures include qualitative and quantitative requirements that provide additional information about the amounts recorded in the condensed consolidated financial statements. Additionally, the ASU amends the accounting for credit losses on available-for-sale debt securities and purchased financial assets with credit deterioration. The ASU will take effect for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Early adoption is permitted. The Company is in the process of determining the effect of the ASU on its consolidated financial statements.

In August 2017, the FASB issued ASU No. 2017-12, Derivatives and Hedging (Topic 815) Targeted Improvements to Accounting for Hedge Activities. The ASU better aligns an entity’s risk management activities and financial reporting for hedging relationships through changes to both the designation and measurement guidance for qualifying hedging relationships and the presentation of hedge results. To meet that objective, the ASU expands and refines hedge accounting for both nonfinancial and financial risk components and aligns the recognition and presentation of the effects of the hedging instrument and the hedged item in the financial statements. The ASU is effective for fiscal years beginning after December 15, 2018. The adoption of guidance will not have a material impact on the Company’s consolidated financial statements.

In June 2018, the FASB issued ASU No. 2018-07, Stock Compensation (Topic 718): Improvements to Nonemployee Share-Based Payment Accounting. The ASU is intended to reduce the cost and complexity and to improve financial reporting for nonemployee share-based payments. The ASU expands the scope of Topic 718. Compensation Stock Compensation (which currently only includes share-based payments to employees) to include share-based payments issued to nonemployees for goods or services. Consequently, the accounting for share-based payments to nonemployees and employees will be substantially aligned. The ASU supersedes Subtopic 505-50, Equity-Equity-Based payments to Non-Employees. The ASU is effective for the Company for fiscal years beginning after December 15, 2018, including interim periods within that fiscal year. The adoption of this guidance will not have a material impact on the company’s consolidated financial statements.

(continued)

B-14

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements

(2) Securities. Securities have been classified according to management’s intent. The carrying amount of securities and approximate fair values are as follows (in thousands):

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

At December 31, 2018:
Held-to-maturity –
Collateralized mortgage obligations	$7,139	$40	$(4)	$7,175
Available for sale –
SBA Pool Securities	$2,423	$—	$(64)	$2,359

At December 31, 2017 –
Securities Available for Sale:
Collateralized mortgage obligations	$8,806	$—	$(340)	$8,466
SBA Pool Securities	2,965	10	(4)	2,971

Total	$11,771	$10	$(344)	$11,437

In April 2018, the bank transferred securities of $7,945,000 from the available-for-sale category to the held-to-maturity category at their then fair values resulting in unrealized losses of $432,000. The unrealized loss which is recorded in the stockholders’ equity net of amortization and net of tax is being amortized over the remaining term of the securities. At December 31, 2018, $55,000 has been amortized.

There were no sales of securities available for sale during the year ended December 31, 2018.

The following summarizes the sale of securities available for sale during the year ended December 31, 2017 (in thousands):

Proceeds from sales	$6,448
Gross gains from sales	11
Gross loss from sales	-
Net gain from sales	$11

Securities with gross unrealized losses, aggregated by investment category and length of time that individual securities have been in a continuous loss position, is as follows (in thousands):

	At December 31, 2018
	Over Twelve Months		Less Than Twelve Months
	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value

Held-to-maturity —
Collateralized mortgage obligations	$4	$1,361	$—	$—
Available for Sale —
SBA Pool Securities	$24	$829	$40	$1,530

	At December 31, 2017
	Over Twelve Months		Less Than Twelve Months
	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value

Securities Available for Sale:
Collateralized mortgage obligations	$340	8,466	—	—
SBA Pools Securities	$3	$539	$1	$540
	343	9,005	$1	$540

(continued)

B-15

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements

(2) Securities, Continued. Management evaluates securities for other-than-temporary impairment at least on a quarterly basis, and more frequently when economic or market concerns warrant such evaluation. Consideration is given to (1) the length of time and the extent to which the fair value has been less than cost, (2) the financial condition and near-term prospects of the issuer, and (3) the intent and ability of the Company to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value.

At December 31, 2018 and 2017, the unrealized losses on seven and eight investment securities, respectively were caused by market conditions. It is expected that the securities would not be settled at a price less than the book value of the investments. Because the decline in fair value is attributable to market conditions and not credit quality, and because the Company has the ability and intent to hold these investments until a market price recovery or maturity, these investments are not considered other-than-temporarily impaired.

Available-for-sale securities measured at fair value on a recurring basis are summarized below (in thousands):

		Fair Value Measurements Using
	Fair Value	Quoted Prices In Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

At December 31, 2018 –
SBA Pool Securities	$2,359	$—	$2,359	$—

At December 31, 2017:
Collateralized mortgage obligations	$8,466	$—	$8,466	$—
SBA Pool Securities	2,971	—	2,971	—

	$11,437	$—	$11,437	$—

During the years ended December 31, 2018 and 2017, no securities were transferred in or out of Level 1, 2 or 3.

As of December 31, 2018, the Company had pledged Securities with a market value of $453,000 as collateral for the Federal Reserve Bank Discount Window.

The Company’s available-for-sale and held-to-maturity securities all have contractual maturity dates which are greater than ten years after December 31, 2018. Expected maturities of these securities will differ from contractual maturities because borrowers have the right to call or repay obligations with or without call or prepayment penalties.

(continued)

B-16

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements

(3) Loans. The components of loans are as follows (in thousands):

	At December 31,	At December 31,
	2018	2017

Residential real estate	$27,204	$26,054
Multi-family real estate	8,195	7,356
Commercial real estate	36,634	32,152
Land and construction	1,998	1,051
Commercial	4,997	4,522
Consumer	260	794

Total loans	79,288	71,929

Add (deduct):
Net deferred loan fees, costs and premiums	155	282
Allowance for loan losses	(2,243)	(3,991)

Loans, net	$77,200	$68,220

The Company grants the majority of its loans to borrowers throughout Broward County, Florida and portions of Palm Beach and Miami-Dade Counties, Florida. Although the Company has a diversified loan portfolio, a significant portion of its borrowers’ ability to repay their loans and meet their contractual obligations to the Company is dependent upon the economy in Broward, Palm Beach and Miami-Dade Counties, Florida.

(continued)

B-17

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements

(3) Loans, Continued. An analysis of the change in the allowance for loan losses for the years ended December 31, 2018 and 2017 follows (in thousands):

	Residential Real Estate	Multi-Family Real Estate	Commercial Real Estate	Land and Construction	Commercial	Consumer	Unallocated	Total

Year Ended December 31, 2018:
Beginning balance	$641	$59	$759	$22	$55	$86	$2,369	$3,991
(Credit) provision for loan losses	(97)	29	(192)	(26)	795	(44)	(2,219)	(1,754)
Charge-offs	—	—	—	—	—	(25)	—	(25)
Recoveries	—	—	—	23	—	8	—	31

Ending balance	$544	$88	$567	$19	$850	$25	$150	$2,243

Year Ended December 31, 2017:
Beginning balance	$310	$58	$787	$120	$188	$165	$2,287	$3,915
Provision (credit) for loan losses	229	1	(28)	(122)	(133)	(29)	82	—
Charge-offs	—	—	—	—	—	(67)	—	(67)
Recoveries	102	—	—	24	—	17	—	143

Ending balance	$641	$59	$759	$22	$55	$86	$2,369	$3,991

(continued)

B-18

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements

(3)	Loans, continued.

The balance in the allowance for loan losses and the recorded investment in loans by portfolio segment and based on impairment method as of December 31, 2018 and 2017 follows (in thousands):

	Residential Real Estate	Multi-Family Real Estate	Commercial Real Estate	Land and Construction	Commercial	Consumer	Unallocated	Total
At December 31, 2018:
Individually evaluated for impairment:
Recorded investment	$954	$—	$3,861	$—	$1,928	$—	$—	$6,743
Balance in allowance for loan losses	$268	$—	$162	$—	$814	$—	$—	$1,244

Collectively evaluated for impairment:
Recorded investment	$26,250	$8,195	$32,773	$1,998	$3,069	$260	$—	$72,545
Balance in allowance for loan losses	$276	$88	$405	$19	$36	$25	$150	$999

At December 31, 2017:
Individually evaluated for impairment:
Recorded investment	$1,172	$—	$975	$—	$—	$—	$—	$2,147
Balance in allowance for loan losses	$330	$—	$83	$—	$—	$—	$—	$413

Collectively evaluated for impairment:
Recorded investment	$24,882	$7,356	$31,177	$1,051	$4,522	$794	$—	$69,782
Balance in allowance for loan losses	$311	$59	$676	$22	$55	$86	$2,369	$3,578

On January 6, 2016, the Bank completed a sale of a judgement on a defaulted credit that resulted in a $1.8 million recovery of previously charged-off amounts to the Allowance for Loan and Lease Losses (“ALLL”). That increased the balance of the ALLL to approximately $4.2 million. On February 12, 2016, and amended May 6, 2016, pursuant to the terms and requirements of the Consent Order, Management submitted a Second written request to the FDIC for a partial reversal of the ALLL. During the second quarter of 2018, the FDIC approved management’s request. In June 2018, the Bank reversed $2.1 million of the ALLL into income.

(continued)

B-19

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements

(3)	Loans, Continued.

Residential Real Estate, Multi-Family Real Estate, Commercial Real Estate, Land and Construction. All loans are underwritten in accordance with policies set forth and approved by the Board of Directors (the “Board”), including repayment capacity and source, value of the underlying property, credit history and stability. Residential real estate loans are underwritten based on repayment capacity and source, value of the underlying property, credit history and stability. Multi-family and commercial real estate loans are secured by the subject property and are underwritten based upon standards set forth in the policies approved by the Company’s Board. Such standards include, among other factors, loan to value limits, cash flow coverage and general creditworthiness of the obligors. Construction loans to borrowers finance the construction of owner occupied and leased properties. These loans are categorized as construction loans during the construction period, later converting to commercial or residential real estate loans after the construction is complete and amortization of the loan begins. Real estate development and construction loans are approved based on an analysis of the borrower and guarantor, the viability of the project and on an acceptable percentage of the appraised value of the property securing the loan. Real estate development and construction loan funds are disbursed periodically based on the percentage of construction completed. The Company carefully monitors these loans with on-site inspections and requires the receipt of lien waivers on funds advanced. Development and construction loans are typically secured by the properties under development or construction, and personal guarantees are typically obtained. Further, to assure that reliance is not placed solely on the value of the underlying property, the Company considers the market conditions and feasibility of proposed projects, the financial condition and reputation of the borrower and guarantors, the amount of the borrower’s equity in the project, independent appraisals, cost estimates and pre-construction sales information. The Company also makes loans on occasion for the purchase of land for future development by the borrower. Land loans are extended for future development for either commercial or residential use by the borrower. The Company carefully analyzes the intended use of the property and the viability thereof.

Commercial. Commercial business loans and lines of credit consist of loans to small- and medium-sized companies in the Company’s market area. Commercial loans are generally used for working capital purposes or for acquiring equipment, inventory or furniture. Primarily all of the Company’s commercial loans are secured loans, along with a small amount of unsecured loans. The Company’s underwriting analysis consists of a review of the financial statements of the borrower, the lending history of the borrower, the debt service capabilities of the borrower, the projected cash flows of the business, the value of the collateral, if any, and whether the loan is guaranteed by the principals of the borrower. These loans are generally secured by accounts receivable, inventory and equipment. Commercial loans are typically made on the basis of the borrower’s ability to make repayment from the cash flow of the borrower’s business, which makes them of higher risk than residential loans and the collateral securing loans may be difficult to appraise and may fluctuate in value based on the success of the business. The Company seeks to minimize these risks through its underwriting standards.

Consumer. Consumer loans are extended for various purposes, including purchases of automobiles, recreational vehicles, and boats. Also offered are home improvement loans, lines of credit, personal loans, and deposit account collateralized loans. Repayment of these loans is primarily dependent on the personal income of the borrowers, which can be impacted by economic conditions in their market areas such as unemployment levels. Loans to consumers are extended after a credit evaluation, including the creditworthiness of the borrower(s), the purpose of the credit, and the secondary source of repayment. Consumer loans are made at fixed and variable interest rates. Risk is mitigated by the fact that the loans are of smaller individual amounts.

(continued)

B-20

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements

(3)	Loans, Continued. The following summarizes the loan credit quality (in thousands):

	Pass	OLEM (Other Loans Especially Mentioned)	Sub- standard	Doubtful	Loss	Total
At December 31, 2018:
Residential real estate	$26,250	$—	$954	$—	$—	$27,204
Multi-family real estate	8,195	—	—	—	—	8,195
Commercial real estate	31,050	1,723	3,861	—	—	36,634
Land and construction	1,998	—	—	—	—	1,998
Commercial	2,362	707	1,928	—	—	4,997
Consumer	260	—	—	—	—	260

Total	$70,115	$2,430	$6,743	$—	$—	$79,288

At December 31, 2017:
Residential real estate	$22,315	$2,494	$1,245	$—	$—	$26,054
Multi-family real estate	7,356	—	—	—	—	7,356
Commercial real estate	24,704	6,473	975	—	—	32,152
Land and construction	1,051	—	—	—	—	1,051
Commercial	2,304	2,218	—	—	—	4,522
Consumer	794	—	—	—	—	794

Total	$58,524	$11,185	$2,220	$—	$—	$71,929

Internally assigned loan grades are defined as follows:

Pass – a Pass loan’s primary source of loan repayment is satisfactory, with secondary sources very likely to be realized if necessary. These are loans that conform in all aspects to bank policy and regulatory requirements, and no repayment risk has been identified.

OLEM (Other Loans Especially Mentioned) – an Other Loan Especially Mentioned has potential weaknesses that deserve management’s close attention. If left uncorrected, these potential weaknesses may result in the deterioration of the repayment prospects for the asset or the Company’s credit position at some future date.

Substandard – a Substandard loan is inadequately protected by the current sound worth and paying capacity of the obligor or of the collateral pledged, if any. Loans so classified must have a well-defined weakness or weaknesses that jeopardize the liquidation of the debt. Included in this category are loans that are current on their payments, but the Bank is unable to document the source of repayment. They are characterized by the distinct possibility that the Company will sustain some loss if the deficiencies are not corrected.

Doubtful – a loan classified as Doubtful has all the weaknesses inherent in one classified as Substandard, with the added characteristics that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions, and values, highly questionable and improbable. This classification does not mean that the asset has absolutely no recovery or salvage value, but rather it is not practical or desirable to defer writing off this basically worthless asset even though partial recovery may be affected in the future. The Company charges off any loan classified as Doubtful.

Loss – a loan classified as Loss is considered uncollectible and of such little value that continuance as a bankable asset is not warranted. This classification does not mean that the asset has absolutely no recovery or salvage value, but rather it is not practical or desirable to defer writing off this basically worthless asset even though partial recovery may be affected in the future. The Company fully charges off any loan classified as Loss.

(continued)

B-21

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements

(3)	Loans, Continued. Age analysis of past due loans at December 31, 2018 is as follows (in thousands):

	Accruing Loans
	30-59 Days Past Due	60-89 Days Past Due	Greater Than 90 Days Past Due	Total Past Due	Current	Nonaccrual Loans	Total Loans
At December 31, 2018:
Residential real estate	$—	$—	$—	$—	$27,204	$—	$27,204
Multi-family real estate	—	—	—	—	8,195	—	8,195
Commercial real estate	—	—	—	—	35,254	1,380	36,634
Land and construction	—	—	—	—	1,998	—	1,998
Commercial	—	—	—	—	4,997	—	4,997
Consumer	—	—	—	—	260	—	260

Total	$—	$—	$—	$—	$77,908	$1,380	$79,288

At December 31, 2017, no loans were past due, more than thirty days and no loans were on nonaccrual.

The following summarizes the amount of impaired loans (in thousands):

	At December 31, 2018			At December 31, 2017
	Recorded Investment	Unpaid Principal Balance	Related Allowance	Recorded Investment	Unpaid Principal Balance	Related Allowance
With no related allowance recorded:
Residential real estate	$—	$—	$—	$194	$217	$—
Commercial real estate	2,259	2,259	—	231	231	—
Commercial	1,114	1,114	—	—	—	—

With related allowance recorded:
Residential real estate	954	954	268	978	978	330
Commercial real estate	1,602	1,602	162	744	744	83
Commercial	814	814	814	—	—	—

Total
Residential real estate	$954	$954	$268	$1,172	$1,195	$330
Commercial real estate	$3,861	$3,861	$162	$975	$975	$83
Commercial	$1,928	$1,928	$814	$—	$—	$—

Total	$6,743	$6,743	$1,244	$2,147	$2,170	$413

(continued)

B-22

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements

(3)	Loans, Continued. The average net investment in impaired loans and interest income recognized and received on impaired loans are as follows (in thousands):

	For the Year Ended December 31,
	2018			2017
	Average Recorded Investment	Interest Income Recognized	Interest Income Received	Average Recorded Investment	Interest Income Recognized	Interest Income Received

Residential real estate	$981	$76	$76	$817	$226	$121
Commercial real estate	$677	$25	$25	$984	$52	$52
Commercial	$1,638	$86	$86	$—	$—	$—

Total	$3,296	$187	$187	$1,801	$278	$173

There were no loans modified and determined to be troubled debt restructurings during the years ended December 31, 2018 and 2017.

(4)	Premises and Equipment

A summary of premises and equipment follows (in thousands):

	At December 31,
	2018	2017
Land	$1,171	$1,171
Buildings and improvements	2,123	2,105
Furniture, fixtures and equipment	684	1,308
Leasehold improvements	127	131

Total, at cost	4,105	4,715

Less accumulated depreciation and amortization	(1,437)	(2,122)

Premises and equipment, net	$2,668	$2,593

The Company currently leases one branch facility under an operating lease. The lease contains renewal options and requires the Company to pay an allowable share of common area maintenance and real estate taxes. Rent expense under the operating lease during the years ended December 31, 2018 and 2017 was $90,000 and $73,000, respectively. At December 31, 2018, the future minimum lease payments are approximately as follows (in thousands):

Year Ending December 31,	Amount

2019	$92
2020	95
2021	98
2022	93
Total	$378

(continued)

B-23

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements

(5)	Deposits

The aggregate amount of time deposits with a minimum denomination of $250,000 was approximately $2.7 and $1.3 million at December 31, 2018 and 2017, respectively.

A schedule of maturities of time deposits at December 31, 2018 follows (in thousands):

Year Ending December 31,	Amount
2019	$20,413
2020	3,914
2021	334
2022	1,095
2023	302
$26,058

(6)	Federal Home Loan Bank Advances, Other Available Credit and Junior Subordinated Debenture

The maturities and interest rates on the Federal Home Loan Bank (“FHLB”) advances were as follows (dollars in thousands)

Maturity
Year Ending	Interest	At December 31,
December 31,	Rate	2018	2017
2018	1.53%	$—	$5,000
2019	1.60 - 2.65%	19,600	10,500
2021	1.68%	5,000	5,000

		$24,600	$20,500

At December 31, 2018, all FHLB advances had fixed interest rates, with the exception of one advance in the amount of $9.1 million which is a daily rate credit and matures in 2019.

At December 31, 2018, the FHLB advances were collateralized by a blanket lien requiring the Company to maintain certain first mortgage loans as pledged collateral. The Company has remaining credit availability of $2.0 million which can be used if additional collateral is pledged. At December 31, 2018, the Company had loans pledged with a carrying value of $39.5 million as collateral for FHLB advances.

At December 31, 2018, the Company also had lines of credit amounting to $8.4 million with four correspondent banks to purchase federal funds. The Company also has a line of credit with the Federal Reserve Bank under which the Company may draw up to $0.4 million. The line is secured by $0.5 million in securities. There were $560,000 of federal funds purchased outstanding with one of the correspondent banks at December 31, 2018. There were no federal funds purchased outstanding at December 31, 2017.

Junior Subordinated Debenture. On September 30, 2004, the Company issued a $5,155,000 Junior Subordinated Debenture (the “Debenture”) to Optimum Bank Holdings Capital Trust I, a Delaware statutory trust formed by the Company for the purpose of issuing and selling certain securities (the “Trust Preferred Securities”) representing undivided beneficial interests in the Debenture. The trust issued a total of 5,000 Trust Preferred Securities. The Debenture has a term of thirty years. The interest rate was fixed at 6.40% for the first five years, and thereafter, the coupon rate floats quarterly at the three-month LIBOR rate plus 2.45% (5.25% at December 31, 2018). The Debenture is redeemable in certain circumstances. The terms of the Debenture allow the Company to defer payments of interest on the Debenture by extending the interest payment period at any time during the term of the Debenture for up to twenty consecutive quarterly periods.

Beginning in 2010, the Company exercised its right to defer payment of interest on the Debenture. Interest payments deferred as of December 31, 2018 totaled $1,686,350. The Company has deferred interest payments with respect to the Debenture for the maximum allowable twenty consecutive quarterly payments. The Trustee for the Debenture and the beneficial owners of the Debenture can accelerate the $5,155,000 principal balance plus accrued and unpaid interest, as a result of this default. To date, neither the Trustee nor the holders have accelerated the outstanding balance of the Debenture. No adjustments to the accompanying consolidated financial statements have been made as a result of this uncertainty. Under the Written Agreement, the Company is not able to make any interest or principal payments without the prior approval of the Federal Reserve Bank of Atlanta.

In May 2018, a company affiliated with a director of the Company (the “New Holder”) purchased all 5,000 Trust Preferred Securities from a third party. During the third quarter of 2018, the New Holder sold its rights in approximately 694 of the Trust Preferred Securities to several unaffiliated third parties, who subsequently exchanged these Trust Preferred Securities for 301,778 shares of the Company’s common stock. Due to regulatory agreement the exchange of Trust Preferred Securities for the Company’s common stock cannot reduce the prinicipal amount of the Debenture collateralizing the Trust Preferred Securities. Accordingly is recorded as an increase in the Company’s equity interest in the unconsolidated subsidiary trust, presented in “Other Assets” in the accompanying consolidated balance sheets.

Although the Company and the New Holder have not executed a formal, definitive bilateral agreement, the New Holder has provided the Company with written representations that the New Holder will not accelerate and demand payment of any of the remaining 4,306 Trust Preferred Securities principal or accrued interest within the next twelve months from the date this Annual Report, Form 10-K as of and for the year ended December 31, 2018, is filed with the Securities and Exchange Commission.

(continued)

B-24

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements

(7)	Financial Instruments

The estimated fair values of the Company’s financial instruments were as follows (in thousands):

	At December 31, 2018				At December 31, 2017
	Carrying Amount	Fair Value		Level	Carrying Amount	Fair Value		Level
Financial assets:
Cash and cash equivalents	$7,983	$7,983		1	$11,665	$11,665		1
Securities available for sale	2,359	2,359		2	11,437	11,437		2
Securities held-to-maturity	7,139	7,175		2	—	—		2
Loans	77,200	77,062		3	68,220	68,079		3
Federal Home Loan Bank stock	1,132	1,132		3	979	979		3
Accrued interest receivable	314	314		3	316	316		3

Financial liabilities:
Deposit liabilities	62,378	62,243		3	65,251	65,475		3
Federal Home Loan Bank advances	24,600	24,437		3	20,500	20,394		3
Junior subordinated debenture	5,155	N/A	(1)	3	5,155	N/A	(1)	3
Federal funds purchased	560	560		3	—	—		3
Off-balance sheet financial instruments	—	—		3	—	—		3

(1)	The Company is unable to determine value based on significant unobservable inputs required in the calculation. Refer to Note 6 for further information.

The Company is party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments are commitments to extend credit, unused lines of credit, and standby letters of credit and may involve, to varying degrees, elements of credit and interest-rate risk in excess of the amount recognized in the consolidated balance sheet. The contract amounts of these instruments reflect the extent of involvement the Company has in these financial instruments.

The Company’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit is represented by the contractual amount of those instruments. The Company uses the same credit policies in making commitments as it does for on-balance-sheet instruments.

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Because some of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Company evaluates each customer’s credit worthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by the Company, upon extension of credit, is based on management’s credit evaluation of the counterparty.

Standby letters of credit are conditional commitments issued by the Company to guarantee the performance of a customer to a third party. The credit risk involved in issuing letters of credit to customers is essentially the same as that involved in extending loan facilities to customers. The Company generally holds collateral supporting those commitments. Standby letters of credit generally have expiration dates within one year.

Commitments to extend credit, unused lines of credit, and standby letters of credit typically result in loans with a market interest rate when funded. A summary of the contractual amounts of the Company’s financial instruments with off-balance-sheet risk at December 31, 2018 follows (in thousands):

Commitments to extend credit	$1,820

Unused lines of credit	$2,735

Standby letters of credit	$-

(continued)

B-25

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements

(8)	Income Taxes

Income tax benefit consisted of the following (in thousands):

	Year Ended December 31,
	2018	2017
Current:
Federal	$—	$—
State	—	—

Total Current	—	—

Deferred:
Federal	182	1,633
State	38	(32)
Change in Valuation Allowance	(220)	(1,601)

Total Deferred	—	—

Total	$—	$—

The reasons for the differences between the statutory Federal income tax rate and the effective tax rate are summarized as follows (dollars in thousands):

	Year Ended December 31,
	2018		2017
	Amount	% of Pretax Loss	Amount	% of Pretax Loss

Income tax benefit at statutory rate	$167	21.00%	$(200)	(34.0)%
Increase (decrease) resulting from:
State taxes, net of Federal tax benefit	38	4.77%	(21)	(3.6)%
Other permanent differences	15	1.88%	—	—%
Reduction in Federal income-tax rate	(220)	(27.65)%	1,822	309.3%
Change in valuation allowance	—	—	(1,601)	(271.7)%
	$—	—	$—	—

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are presented below (in thousands):

	At December 31,
	2018	2017
Deferred tax assets:
Net operating loss carryforwards	$3,926	$3,547
Premises and equipment	70	66
Accrued expenses	—	104
Nonaccrual loan interest	77	122
Unrealized loss on available for sale securities	111	84
Other	54	56

Gross deferred tax assets	4,238	3,979
Less: Valuation allowance	3,572	3,792

Net deferred tax assets	666	187

Deferred tax liabilities:
Allowance for loan losses	(521)	(77)
Loan costs	(34)	(26)
Total deferred tax liabilities	(555)	(103)
Net deferred tax asset	$111	$84

During the years ended December 31, 2018 and 2017, the Company assessed its earnings history and trend over the past year and its estimate of future earnings, and determined that it was more likely than not that the deferred tax assets would not be realized in the near term. Accordingly, a valuation allowance was recorded and maintained against the net deferred tax asset for the amount not expected to be realized in the future.

At December 31, 2018, the Company had net operating loss carryforwards of approximately $15.1 million for Federal tax purposes and $15.1 million for Florida tax purposes available to offset future taxable income. These carryforwards will begin to expire in 2029. A portion of the Federal and Florida net operating losses are subject to Internal Revenue Code Section 382 limitations.

(continued)

B-26

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements

(8)	Income Taxes, Continued

The Company files U.S. and Florida income tax returns. The Company is no longer subject to U.S. Federal or state income tax examinations by taxing authorities for years before 2015.

The Company regularly reviews its tax positions in each significant taxing jurisdiction in the process of evaluating its unrecognized tax benefits. The Company makes adjustments to its unrecognized tax benefits when: (i) facts and circumstances regarding a tax position change, causing a change in management’s judgment regarding that tax position; (ii) a tax position is effectively settled with a tax authority at a differing amount; and/or (iii) the statute of limitations expires regarding a tax position. The Company does not expect a change in unrecognized tax benefits in the next year.

B-27

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements

(9)	Related Party Transactions

The Company has entered into transactions with its executive officers, directors and their affiliates in the ordinary course of business. There were no loans to related parties at December 31, 2018 or 2017. During 2018, the Company incurred approximately $99,000 in legal fees related to a law firm owned by a director. At December 31, 2018 and 2017, related parties had approximately $1,147,000 and $229,000, respectively, on deposit with the Company. At December 31, 2018, all 4,306 Trust Preferred Securities are owned by a company affiliated with a director of the Company.

(10)	Stock-Based Compensation

The Company is authorized to grant stock options, stock grants and other forms of equity-based compensation under its 2011 Equity Incentive Plan as amended (the “2011 Plan”) and its 2018 Equity Incentive Plan (the “2018 Plan”). Both plans have been approved by shareholders. The Company is authorized to issue up to 210,000 shares of common stock under the 2011 Plan as amended, of which 208,881 have been issued, and 1,119 shares remain available for grant, and up to 250,000 shares of common stock under the 2018 Plan, of which 100,000 have been issued, and 150,000 shares remain available for grant.

The Company’s only grants under the 2011 Plan as amended have been the issuance of shares of common stock to directors for director’s fees and compensation for services rendered. As of April 1, 2017, the Company discontinued the issuance of common stock as a method of payment of director’s fees.

During 2018, the sale of 20,814 shares of common stock to a director of the Company, and the issuance of 79,186 shares of common stock in exchange for 7 shares of the Company’s preferred stock held by a director in April 2018, were treated as grants under the 2018 Plan. Please refer to the Company’s Forms 8-K filed with the Securities and Exchange Commission on November 16, 2018 and January 10, 2019 for further details.

During year ended December 31, 2017, the Company accrued compensation expense of $8,858 with respect to 2,821 shares to be issued to directors at a value of $3.14 per share on account of director’s fees accrued during the first quarter of 2017. These shares were issued in 2018.

During the year ended December 31, 2018, the Company accrued compensation expense of $200,000 with respect to 36,101 shares issued to a director for services performed in 2018. The Company had previously agreed to issue 105,820 shares to this director for services performed in 2016 and 2017. These shares were issued in 2018.

(11) Regulatory Matters. The Bank is subject to various regulatory capital requirements administered by the bank regulatory agencies. Failure to meet minimum capital requirements can initiate certain mandatory and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the Company and the Bank’s financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Bank must meet specific capital guidelines that involve quantitative measures of its assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. The capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors.

(continued)

B-28

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements

(11) Regulatory Matters, Continued

Effective January 1, 2015, the Bank became subject to the new Basel III capital level threshold requirements under the Prompt Corrective Action regulations with full compliance with all of the final rule’s requirements phased in over a multi-year schedule. These new regulations were designed to ensure that banks maintain strong capital positions even in the event of severe economic downturns or unforeseen losses.

Changes that could affect the Bank going forward include additional constraints on the inclusion of deferred tax assets in capital and increased risk weightings for nonperforming loans and acquisition/development loans in regulatory capital. Beginning on January 1, 2016, the Bank became subject to the capital conservation buffer rules which places limitations on distributions, including dividend payments, and certain discretionary bonus payments to executive officers. In order to avoid these limitations, an institution must hold a capital conservation buffer above its minimum risk-based capital requirements. As of December 31, 2018 and 2017, the Bank’s capital conservation buffer exceeds the minimum requirements of 1.875% and 1.250%, respectively. The required conservation buffer of 2.50% is effective January 1, 2019.

The following table shows the Bank’s capital amounts and ratios and regulatory thresholds at December 31, 2018 and 2017 (dollars in thousands):

	Actual		For Capital Adequacy Purposes		Minimum To Be Well Capitalized Under Prompt Corrective Action Provisions
	Amount	%	Amount	%	Amount	%
As of December 31, 2018:
Total Capital to Risk-Weighted Assets	$12,155	15.86%	$6,132	8.00%	$7,665	10.00%
Tier I Capital to Risk-Weighted Assets	11,181	14.59	4,599	6.00	6,132	8.00
Common equity Tier I capital to Risk-Weighted Assets	11,181	14.59	3,449	4.50	4,983	6.50
Tier I Capital to Total Assets	11,181	11.68	3,828	4.00	4,785	5.00

As of December 31, 2017:
Total Capital to Risk-Weighted Assets	$10,484	15.08%	$5,561	8.00%	$6,951	10.00%
Tier I Capital to Risk-Weighted Assets	9,577	13.78	4,170	6.00	5,561	8.00
Common equity Tier I capital to Risk-Weighted Assets	9,577	13.78	3,128	4.50	4,518	6.50
Tier I Capital to Total Assets	9,577	8.89	4,307	4.00	5,383	5.00

B-29

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements

(11) Regulatory Matters, Continued

Regulatory Enforcement Actions

Memorandum of Understanding. On August 28, 2018, the Bank agreed to the issuance of a Memorandum of Understanding (the “MOU”), with the FDIC and OFR which requires the Bank to take certain measures to improve its safety and soundness. By agreeing to the MOU, the Bank was released from the Consent Order that became effective in 2016, including the restrictions on the interest rates paid on deposits.

Pursuant to the MOU, the Bank is required to take certain measures to maintain qualified management, improve its strategic planning and budgeting process, strengthen the interest rate management practices, limit its asset growth and provide for the ongoing organization, monitoring and operational administration of the Bank Secrecy Act Program. The MOU prohibits the payment of dividends by the Bank.

Company Written Agreement with Reserve Bank. On June 22, 2010, the Company and the Reserve Bank entered into a Written Agreement with respect to certain aspects of the operation and management of the Company. The Written Agreement prohibits, without the prior approval of the Reserve Bank, the payment of cash dividends, taking dividends or payments from the Bank, making any interest, principal or other distributions on account of the Debenture, incurring, increasing or guaranteeing any debt, purchasing or redeeming any shares of stock, or appointing any new director or senior executive officer. Management believes that the Company is in substantial compliance with the requirements of the Written Agreement.

(12) Dividends.

The Company is limited in the amount of cash dividends that may be paid. Banking regulations place certain restrictions on dividends and loans or advances made by the Bank to the Holding Company. The amount of cash dividends that may be paid by the Bank to the Holding Company is based on the Bank’s net earnings of the current year combined with the Bank’s retained earnings of the preceding two years, as defined by state banking regulations. However, for any dividend declaration, the Company must consider additional factors such as the amount of current period net earnings, liquidity, asset quality, capital adequacy and economic conditions. It is likely that these factors would further limit the amount of dividends which the Company could declare. In addition, bank regulators have the authority to prohibit banks from paying dividends if they deem such payment to be an unsafe or unsound practice. At December 31, 2018, the Bank and Holding Company could not pay cash dividends (See Note 11).

(13) Contingencies.

Various claims also arise from time to time in the normal course of business. In the opinion of management, none have occurred that will have a material effect on the Company’s consolidated financial statements.

(14) Retirement Plans.

The Company has a 401(k) Profit Sharing plan covering all eligible employees who are over the age of twenty-one and have completed one year of service. The Company may make a matching contribution each year. The Company did not make any matching contributions in connection with this plan during the years ended December 31, 2018 or 2017.

(continued)

B-30

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements

(15)	Fair Value Measurement

Impaired collateral-dependent loans are carried at fair value when the current collateral value is lower than the carrying value of the loan. Those impaired collateral-dependent loans which are measured at fair value on a nonrecurring basis are as follows (in thousands):

	At December 31, 2018
	Fair Value	Level 1	Level 2	Level 3	Total Losses	Losses Recorded in Operations For the Year Ended December 31, 2018
Residential real estate	$686	$—	$—	$686	$268	$—
Commercial real estate	1,312	—	—	1,312	71	—
	1,998	—	—	1,998	339	—

	At December 31, 2017
	Fair Value	Level 1	Level 2	Level 3	Total Losses	Losses Recorded in Operations For the Year Ended December 31, 2017
Residential real estate	$648	$—	$—	$648	$330	$—

B-31

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements

(16)	Holding Company Financial Information

The Holding Company’s unconsolidated financial information as of December 31, 2018 and 2017 and for the years then ended follows (in thousands):

Condensed Balance Sheets

	At December 31,
	2018	2017
Assets

Cash	$245	$51
Investment in subsidiary	10,851	9,327
Other assets	1,103	200

Total assets	$12,199	$9,578

Liabilities and Stockholders’ Equity

Other liabilities	$1,738	$1,878
Junior subordinated debenture	5,155	5,155
Stockholders’ equity	5,306	2,545

Total liabilities and stockholders’ equity	$12,199	$9,578

Condensed Statements of Operations

	Year Ended December 31,
	2018	2017
Earnings of subsidiary	$1,604	$79
Interest expense	(298)	(227)
Other expense	(510)	(441)

Net earnings (loss)	$796	$(589)

Condensed Statements of Cash Flows

	Year Ended December 31,
	2018	2017
Cash flows from operating activities:
Net earnings (loss)	$796	$(589)
Adjustments to reconcile net earnings (loss) to net cash used in operating activities:
Stock compensation for services	—	21
Equity in undistributed earnings of subsidiary	(1,604)	(79)
Increase in other liabilities	475	525
Decrease (increase) in other assets	2	(19)

Net cash used in operating activities	(331)	(141)

Cash flow from investing activities-
Investment in subsidiary	—	(2)

Cash flow from financing activities –
Proceeds from sale of common stock	525	30
Net increase (decrease) in cash	194	(113)

Cash at beginning of the year	51	164

Cash at end of year	$245	$51

Noncash transactions:
Change in accumulated other comprehensive loss of subsidiary, net change in unrealized loss on securities available for sale, net of income taxes	$(80)	$2
Reclassification of stock compensation from other liabilities to common stock	615	—

Issuance of common stock in exchange for Trust Preferred Securities	905	—

B-32

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements

(17)	Preferred Stock

Prior to 2016, the Company issued 7 shares of Series A Preferred Stock (the “Series A Preferred”) at a price of $25,000 per share to a director. Each share of the Series A Preferred had an initial liquidation preference of $25,000 per share and was entitled to cumulative dividends at the rate of 10% per annum, provided that no dividends would be declared, paid or set aside for payment to the extent such act would cause the Company to fail to comply with any applicable regulatory requirements. In April 2018, the Company issued 79,186 shares of Common Stock in exchange for the 7 outstanding shares of the Series A Preferred.

(18)	Bank Secrecy Act (“BSA”) Lookback Review.

The Bank is required to perform a BSA lookback review. The Bank expects the cost of the BSA lookback review to be $235,000 based on an independent firm’s proposal for services. The proposal and ultimate agreement is subject to FDIC review and approval. Until the approval is received, these BSA services cannot be rendered. Once the BSA lookback review begins, the independent firm has 120 days to complete the work. At December 31, 2018, the Bank has accrued $235,000 for the proposed services.

B-33

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

General

Critical Accounting Policies

The Company’s financial condition and results of operations are sensitive to accounting measurements and estimates of matters that are inherently uncertain. When applying accounting policies in areas that are subjective in nature, the Company must use its best judgment to arrive at the carrying value of certain assets. One of the most critical accounting policies applied by the Company is related to the valuation of its loan portfolio.

A variety of estimates impact the carrying value of the Company’s loan portfolio including the calculation of the allowance for loan losses, valuation of underlying collateral, the timing of loan charge-offs and the amount and amortization of loan fees and deferred origination costs.

The calculation of the allowance for loan losses is a complex process containing estimates which are inherently subjective and susceptible to significant revision as current information becomes available. The allowance is established and maintained at a level management believes is adequate to cover losses resulting from the inability of borrowers to make required payments on loans. Estimates for loan losses are determined by analyzing risks associated with specific loans and the loan portfolio, current trends in delinquencies and charge-offs, the views of the Company’s regulators, changes in the size and composition of the loan portfolio and peer comparisons. The analysis also requires consideration of the economic climate and direction, changes in the economic and interest rate environment which may impact a borrower’s ability to pay, legislation impacting the banking industry and economic conditions specific to the tri-county region the Bank serves in Southeast Florida. Because the calculation of the allowance for loan losses relies on the Company’s estimates and judgments relating to inherently uncertain events, results may differ from management’s estimates.

During the years ended December 31, 2018 and 2017, the Company assessed its earnings history and trend over the past year and its estimate of future earnings, and determined that it was more likely than not that the deferred tax assets would not be realized in the near term. Accordingly, a valuation allowance was recorded and maintained against the net deferred tax asset for the amount not expected to be realized in the future

The allowance for loan losses is also discussed as part of “Loan Portfolio, Asset Quality and Allowance for Loan Losses” and in Note 3 of Notes to the consolidated financial statements. The Company’s significant accounting policies are discussed in Note 1 of Notes to the consolidated financial statements.

Regulation and Legislation

As a state-chartered commercial bank, the Bank is subject to extensive regulation by the Florida Office of Financial Regulation, or Florida OFR, and the FDIC. The Bank files reports with the Florida OFR and the FDIC concerning its activities and financial condition, in addition to obtaining regulatory approvals prior to entering into certain transactions such as mergers with or acquisitions of other financial institutions. Periodic examinations are performed by the Florida OFR and the FDIC to monitor the Bank’s compliance with the various regulatory requirements. The Company is also subject to regulation and examination by the Federal Reserve Board of Governors.

Loan Portfolio, Asset Quality and Allowance for Loan Losses

The Bank’s primary business is making business loans. This activity may subject the Bank to potential loan losses, the magnitude of which depends on a variety of economic factors affecting borrowers which are beyond its control. The combination of stronger U.S. growth, the consumer boost from sharply lower crude oil prices and the aggressive monetary easing and weaker currencies outside of the United States should support improving conditions. With most of the Bank’s loans concentrated in south Florida, the decline in local economic conditions had previously adversely affected the values of the Bank’s real estate collateral, but these trends are reversing and are shown in the improvement in the Bank’s impaired loans and improved asset quality. As of December 31, 2018, the Bank’s impaired loans were approximately $6.7 million, or 8.5% of the gross loan portfolio.

B-34

The following table sets forth the composition of the Bank’s loan portfolio:

	At December 31,
	2018		2017		2016
	Amount	% of Total	Amount	% of Total	Amount	% of Total
			(dollars in thousands)

Residential real estate	$27,204	34.31%	$26,054	36.22%	$27,334	33.98%
Multi-family real estate	8,195	10.34	7,356	10.23	5,829	7.25
Commercial real estate	36,634	46.20	32,152	44.70	29,264	36.37
Land and construction	1,998	2.52	1,051	1.46	5,681	7.06
Commercial	4,997	6.30	4,522	6.29	10,514	13.07
Consumer	260	.33	794	1.10	1,829	2.27

Total loans	79,288	100.00%	71,929	100.00%	80,451	100.00%

Add (deduct):
Net deferred loan costs and premiums	155		282		463
Allowance for loan losses	(2,243)		(3,991)		(3,915)

Loans, net	$77,200		$68,220		$76,999

	At December 31,
	2015		2014
	Amount	% of Total	Amount	% of Total
	(dollars in thousands)

Residential real estate	$16,203	19.13%	$21,426	27.51%
Multi-family real estate	3,697	4.36	1,979	2.54
Commercial real estate	34,771	41.05	37,215	47.78
Land and construction	5,258	6.21	6,177	7.93
Commercial	21,770	25.70	11,070	14.21
Consumer	3,015	3.55	20	.03

Total loans	84,714	100.00%	77,887	100.00%

Add (deduct):
Net deferred loan costs and premiums	154		186
Allowance for loan losses	(2,295)		(2,244)

Loans, net	$82,573		$75,829

The following table sets forth the activity in the allowance for loan losses (in thousands):

	Year Ended December 31,
	2018	2017	2016	2015	2014

Beginning balance	$3,991	$3,915	$2,295	$2,244	$2,211
Provision (credit) for loan losses	(1,754)	—	—	—	—
Loans charged off	(25)	(67)	(469)	(289)	—
Recoveries	31	143	2,089	340	33

Ending balance	$2,243	$3,991	$3,915	$2,295	$2,244

The allowance for loan losses represents management’s estimate of probable incurred losses inherent in the existing loan portfolio. The allowance for loan losses is increased (decreased) by the provision (credit) for loan losses charged to operations and reduced by loans charged off, net of recoveries. The allowance for loan losses represented 2.83% and 5.55% of the total loans outstanding at December 31, 2018 and 2017, respectively.

The Bank evaluates the allowance for loan losses on a regular basis. The allowance for loan losses is determined based on a periodic review of several factors: reviews and evaluation of individual loans, historical loan loss experiences, the nature and volume of the loan portfolio, adverse situations that may affect the borrower’s ability to repay, estimated value of any underlying collateral and current economic conditions. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revision as more information becomes available.

B-35

The allowance consists of two components. The first component consists of amounts specifically reserved (“specific allowance”) for specific loans identified as impaired, as defined by FASB Accounting Standards Codification No. 310 (“ASC 310”). Impaired loans are those loans that management has estimated will not be repaid as agreed upon. The Bank measures impairment on a loan by loan basis for all of its loans by either the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s obtainable market price, or the fair value of the collateral if the loan is collateral-dependent. A loan may be impaired (i.e. not expected to be repaid as agreed), but may be sufficiently collateralized such that the Bank expects to recover all principal and interest eventually, and therefore no specific reserve is warranted.

The second component is a general reserve (“general allowance”) on all of the Bank’s loans, other than those identified as impaired. The Bank groups these loans into categories with similar characteristics and then applies a loss factor to each group which is derived from the Bank’s historical loss experience for that category adjusted for qualitative factors such as economic conditions and other trends or uncertainties that could affect management’s estimate of probable loss. The aggregate of these two components results in the Bank’s total allowance for loan losses.

The following table sets forth the Bank’s allowance for loan losses by loan type (dollars in thousands):

	At December 31,
	2018		2017		2016
	Amount	% of Total Loans	Amount	% of Total Loans	Amount	% of Total Loans

Residential real estate	$544	34.31%	$641	36.22%	$310	33.98%
Multi-family real estate	88	10.34	59	10.23	58	7.25
Commercial real estate	567	46.20	759	44.70	787	36.37
Land and construction	19	2.52	22	1.46	120	7.06
Commercial	850	6.30	55	6.29	188	13.07
Consumer	25	.33	86	1.10	165	2.27
Unallocated	150	—	2,369	—	2,287	—

Total allowance for loan losses	$2,243	100.00%	$3,991	100.00%	$3,915	100.00%

Allowance for loan losses as a percentage of total loans outstanding		2.83%		5.55%		4.87%

	At December 31,
	2015		2014
	Amount	% of Total Loans	Amount	% of Total Loans

Residential real estate	$116	19.13%	$66	27.51%
Multi-family real estate	26	4.36	2	2.54
Commercial real estate	1,085	41.05	2,058	47.78
Land and construction	77	6.21	99	7.93
Commercial	120	25.70	10	14.21
Consumer	151	3.55	—	.03
Unallocated	720	—	9	—
Total allowance for loan losses	$2,295	100.00%	$2,244	100.00%

Allowance for loan losses as a percentage of total loans outstanding		2.71%		2.88%

The following summarizes the amount of impaired loans (in thousands):

	December 31, 2018			December 31, 2017
	Recorded Investment	Unpaid Principal Balance	Related Allowance	Recorded Investment	Unpaid Principal Balance	Related Allowance
With no related allowance recorded:
Residential real estate	$—	$—	$—	$194	$217	$—
Commercial real estate	2,259	2,259	—	231	231	—
Commercial	1,114	1,114	—	—	—	—

With an allowance recorded -
Residential real estate	954	954	268	978	978	330
Commercial real estate	1,602	1,602	162	744	744	83
Commercial	814	814	814	—	—	—

Total:
Residential real estate	$954	$954	$268	$1,172	$1,195	$330
Commercial real estate	$3,861	$3,861	$162	$975	$975	$83
Commercial	$1,928	$1,928	$814	$—	$—	$—
Total	$6,743	$6,743	$1,244	$2,147	$2,170	$413

B-36

During 2018, 2017, and 2016, the average net investment in impaired loans and interest income recognized and received on impaired loans is as follows (in thousands):

	Year Ended December 31,
	2018	2017	2016

Average investment in impaired loans	$3,296	$1,801	$2,957
Interest income recognized on impaired loans	$187	$278	$124
Interest income received on a cash basis on impaired loans	$187	$173	$182

Liquidity and Capital Resources

Liquidity represents an institution’s ability to meet current and future obligations through liquidation or maturity of existing assets or the acquisition of additional liabilities. The Bank’s ability to respond to the needs of depositors and borrowers and to benefit from investment opportunities is facilitated through liquidity management.

The Bank’s primary sources of cash during the year ended December 31, 2018, were from principal repayments of securities available for sale and held-to-maturity of $1.7 million, proceeds from Federal Home Loan Bank Advances of $4.1 million, proceeds from federal funds of $0.6 million, and proceeds from sale of common stock of $0.5 million. Cash was used primarily to fund loans. The Bank will adjust rates on its deposits to attract or retain deposits as needed. The Bank obtains funds primarily from depositors in its market area.

In addition to obtaining funds from depositors, the Bank may borrow funds from other financial institutions. OptimumBank is a member of the Federal Home Loan Bank of Atlanta, which allows it to borrow funds under a pre-arranged line of credit equal to $26.6 million. As of December 31, 2018, the Bank had $24.6 million in borrowings outstanding from the Federal Home Loan Bank of Atlanta to facilitate loan fundings and manage its asset and liability structure. The Bank has established a line of credit for $3.0 million with Center State Bank, $2.5 million with State Bank, $2.1 million with First National Bankers Bank, $0.8 million with Servis First Bank, and $0.4 million with the Federal Reserve.

Securities

The Bank’s securities portfolio is comprised primarily of SBA Pool Securities and Collateralized mortgage obligations. The securities portfolio is categorized as either “held-to-maturity” or “available for sale.” Securities held-to-maturity represent those securities which the Company has the positive intent and ability to hold to maturity. These securities are carried at amortized cost. Securities available for sale represent those investments which may be sold for various reasons including changes in interest rates and liquidity considerations. These securities are reported at fair market value and unrealized gains and losses are excluded from earnings and reported in other comprehensive loss.

The following table sets forth the amortized cost and fair value of the Bank’s securities portfolio (in thousands):

	Amortized Cost	Fair Value
At December 31, 2018:
Held-to-maturity-
Collateralized mortgage obligations	$7,139	$7,175
Securities available for sale-
SBA Pool Securities	2,423	2,359
	$9,562	$9,534
At December 31, 2017:
Securities available for sale:
Collateralized mortgage obligations	$8,806	$8,466
SBA Pool Securities	2,965	2,971
	$11,771	$11,437

B-37

The following table sets forth, by maturity distribution, certain information pertaining to the securities portfolio (dollars in thousands):

	After One Year Through Five Years	After Ten Years	Total	Yield

At December 31, 2018:
Collateralized mortgage obligation	$7,139	$—	$7,139	2.09%
SBA Pool Securities	—	2,423	2,423	2.67%
	$7,139	$2,423	$9,562
At December 31, 2017:
Collateralized mortgage obligation	$8,806	$—	$8,806	1.93%
SBA Pool Securities	—	2,965	2,965	2.50%

	$8,806	$2,965	$11,771

B-38

Market Risk

Market risk is the risk of loss from adverse changes in market prices and rates. The Bank’s market risk arises primarily from interest-rate risk inherent in its lending and deposit-taking activities. The Bank does not engage in securities trading or hedging activities and does not invest in interest-rate derivatives or enter into interest rate swaps.

The Bank may utilize financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers. The measurement of market risk associated with financial instruments is meaningful only when all related and offsetting on- and off-balance-sheet transactions are aggregated, and the resulting net positions are identified. Disclosures about the fair value of financial instruments, which reflect changes in market prices and rates, can be found in Note 7 of Notes to Consolidated Financial Statements.

The Bank’s primary objective in managing interest-rate risk is to minimize the potential adverse impact of changes in interest rates on its net interest income and capital, while adjusting its asset-liability structure to obtain the maximum yield-cost spread on that structure. The Bank actively monitors and manages its interest-rate risk exposure by managing its asset and liability structure. However, a sudden and substantial increase in interest rates may adversely impact its earnings, to the extent that the interest-earning assets and interest-bearing liabilities do not change or reprice at the same speed, to the same extent, or on the same basis.

The Bank uses modeling techniques to simulate changes in net interest income under various rate scenarios. Important elements of these techniques include the mix of floating versus fixed-rate assets and liabilities, and the scheduled, as well as expected, repricing and maturing volumes and rates of the existing balance sheet.

Asset Liability Management

As part of its asset and liability management, the Bank has emphasized establishing and implementing internal asset-liability decision processes, as well as control procedures to aid in managing its earnings. Management believes that these processes and procedures provide us with better capital planning, asset mix and volume controls, loan-pricing guidelines, and deposit interest-rate guidelines, which should result in tighter controls and less exposure to interest-rate risk.

The matching of assets and liabilities may be analyzed by examining the extent to which such assets and liabilities are “interest rate sensitive” and by monitoring an institution’s interest rate sensitivity “gap.” An asset or liability is said to be interest rate sensitive within a specific time period if it will mature or reprice within that time period. The interest-rate sensitivity gap is defined as the difference between interest-earning assets and interest-bearing liabilities maturing or repricing within a given time period. The gap ratio is computed as the amount of rate sensitive assets less the amount of rate sensitive liabilities divided by total assets. A gap is considered positive when the amount of interest-rate sensitive assets exceeds interest-rate sensitive liabilities. A gap is considered negative when the amount of interest-rate sensitive liabilities exceeds interest-rate sensitive assets. During a period of rising interest rates, a negative gap would adversely affect net interest income, while a positive gap would result in an increase in net interest income. During a period of falling interest rates, a negative gap would result in an increase in net interest income, while a positive gap would adversely affect net interest income.

In order to minimize the potential for adverse effects of material and prolonged increases in interest rates on the results of operations, the Bank’s management continues to monitor its assets and liabilities to better match the maturities and repricing terms of its interest-earning assets and interest-bearing liabilities. The Bank’s policies emphasize the origination of adjustable-rate loans, building a stable core deposit base and, to the extent possible, matching deposit maturities with loan repricing timeframes or maturities.

B-39

The following table sets forth certain information related to the Bank’s interest-earning assets and interest-bearing liabilities at December 31, 2018, that are estimated to mature or are scheduled to reprice within the period shown (dollars in thousands):

Gap Maturity / Repricing Schedule

	One Year or Less	More than One Year and Less than Five Years	More than Five Years and Less than Fifteen Years	Over Fifteen Years	Total
Loans (1):
Residential real estate loans	$8,309	$14,712	$3,058	$1,125	$27,204
Multi-family real estate loans	349	7,776	70	—	8,195
Commercial real estate loans	11,198	24,620	816	—	36,634
Land and construction	1,998	—	—	—	1,998
Commercial	3,193	1,804	—	—	4,997
Consumer	260	—	—	—	260

Total loans	25,307	48,912	3,944	1,125	79,288

Securities (2)	2,359	—	—	7,175	9,534
Interest-bearing deposits in banks	6,049	—	—	—	6,049
Federal Home Loan Bank stock	1,132	—	—	—	1,132

Total rate-sensitive assets	34,847	48,912	3,944	8,300	96,003

Deposit accounts (3):
Money-market deposits	20,450	—	—	—	20,450
Interest-bearing checking deposits	5,675	—	—	—	5,675
Savings deposits	557	—	—	—	557
Time deposits	20,413	5,645	—	—	26,058

Total deposits	47,095	5,645	—	—	52,740

Federal Home Loan Bank advances	19,600	5,000	—	—	24,600
Junior subordinated debenture	—	—	—	5,155	5,155
Federal funds purchased	560	—	—	—	560

Total rate-sensitive liabilities	67,255	10,645	—	5,155	83,055

GAP (repricing differences)	$(32,408)	$38,267	$3,944	$3,145	$12,948

Cumulative GAP	$(32,408)	$5,859	$9,803	$12,948	$12,948

Cumulative GAP/total assets	(32.29)%	5.84%	9.77%	12.90%

(1)	In preparing the table above, adjustable-rate loans are included in the period in which the interest rates are next scheduled to adjust rather than in the period in which the loans mature. Fixed-rate loans are scheduled, including repayment, according to their maturities.

(2)	Securities are scheduled through the repricing date.

(3)	Money-market, interest-bearing checking and savings deposits are regarded as readily accessible withdrawable accounts. All other time deposits are scheduled through the maturity dates.

The following table sets forth loan maturities by type of loan at December 31, 2018 (in thousands):

	One Year or Less	After One But Within Five Years	After Five Years	Total

Residential real estate	$—	$1,593	$25,611	$27,204
Multi-family real estate	—	518	7,677	8,195
Commercial real estate	6,024	5,188	25,422	36,634
Land and construction	1,998	—	—	1,998
Commercial	94	4,181	722	4,997
Consumer	5	255	—	260

Total	$8,121	$11,735	$59,432	$79,288

B-40

The following table sets forth the maturity or repricing of loans by interest type at December 31, 2018 (in thousands):

	One Year or Less	After One But Within Five Years	After Five Years	Total
Fixed interest rate	$8,038	$7,442	$2,012	$17,492
Variable interest rate	17,269	41,470	3,057	61,796

Total	$25,307	$48,912	$5,069	$79,288

Scheduled contractual principal repayments of loans do not reflect the actual life of such assets. The average life of loans is substantially less than their average contractual terms due to prepayments. In addition, due-on-sale clauses on loans generally give us the right to declare a conventional loan immediately due and payable in the event, among other things, that the borrower sells real property subject to a mortgage and the loan is not repaid. The average life of mortgage loans tends to increase, however, when current mortgage loan rates are substantially higher than rates on existing mortgage loans and, conversely, decrease when rates on existing mortgages are substantially higher than current mortgage rates.

Off-Balance Sheet Arrangements and Aggregate Contractual Obligations

The Company is party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit, unused lines of credit, and standby letters of credit. These instruments involve, to varying degrees, elements of credit and interest-rate risk in excess of the amounts recognized in the consolidated balance sheet. The contractual amounts of those instruments reflect the extent of the Company’s involvement in particular classes of financial instruments.

The Company’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit is represented by the contractual amount of those instruments. The Company uses the same credit policies in making commitments as it does for on-balance-sheet instruments.

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed-expiration dates or other termination clauses and may require payment of a fee. Since certain commitments expire without being drawn upon, the total committed amounts do not necessarily represent future cash requirements. The Company evaluates each customer’s credit worthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary in order to extend credit, is based on management’s credit evaluation of the counterparty.

A summary of the contractual amounts of the Company’s off-balance sheet risk at December 31, 2018 follows (in thousands):

Commitments to extend credit	$1,820

Unused lines of credit	$2,735

Standby letters of credit	$-

The following is a summary of the Company’s contractual obligations, including certain on-balance sheet obligations, at December 31, 2018 (in thousands):

	Payments Due by Period
Contractual Obligations	Total	Less Than 1 Year	1-3 Years	3-5 Years	More Than 5 Years
Federal Home Loan Bank advances	$24,600	$19,600	$5,000	$—	$—
Junior subordinated debenture	5,155	—	—	—	5,155
Other borrowings	560	560	—	—	—
Operating leases	378	92	193	93	—

Total	$30,693	$20,252	$5,193	$93	$5,155

Deposits

Deposits traditionally are the primary source of funds for the Company’s use in lending, making investments and meeting liquidity demands. The Company has focused on raising time deposits primarily within its market area, which is the tri-county area of Broward, Miami-Dade and Palm Beach counties. However, the Company offers a variety of deposit products, which are promoted within its market area. Net deposits decreased $2.9 million in 2018.

B-41

The following table displays the distribution of the Company’s deposits at December 31, 2018, 2017 and 2016 (dollars in thousands):

	2018		2017		2016
	Amount	% of Deposits	Amount	% of Deposits	Amount	% of Deposits
Noninterest-bearing demand deposits	$9,638	15.45%	$12,632	19.36%	$7,209	8.37%
Interest-bearing demand deposits	20,450	32.79	4,782	7.33	3,604	4.19
Money-market deposits	5,675	9.10	16,498	25.28	17,743	20.61
Savings	557	0.89	765	1.17	806	0.94

Subtotal	$36,320	58.23%	$34,677	53.14%	$29,362	34.11%

Time deposits:
0.00% – 0.99%	$2,669	4.20%	$6,849	10.50%	$14,891	17.30%
1.00% – 1.99%	10,113	16.21	23,582	36.14	41,695	48.43
2.00% – 2.99%	13,276	21.28	143	0.22	139	0.16

Total time deposits (1)	26,058	41.77	30,574	46.86	56,725	65.89

Total deposits	$62,378	100.00%	$65,251	100.00%	$86,087	100.00%

(1) Included are Individual Retirement Accounts (IRA’s) totaling $1,922,000 and $2,451,000 at December 31, 2018 and 2017, respectively, all of which are in the form of time deposits.

Time Deposits of $250,000 or more, or Jumbo Time Deposits, are generally considered a more unpredictable source of funds. The following table sets forth the Company’s maturity distribution of time deposits of $250,000 or more at December 31, 2018 and 2017 (in thousands):

	At December 31,
	2018	2017

Due three months or less	$666	$303
Due more than three months to six months	324	—
More than six months to one year	909	302
One to five years	760	673

Total	$2,659	$1,278

Analysis of Results of Operations

The Company’s profitability depends to a large extent on net interest income, which is the difference between the interest received on earning assets, such as loans and securities, and the interest paid on interest-bearing liabilities, principally deposits and borrowings. Net interest income is determined by the difference between yields earned on interest-earning assets and rates paid on interest-bearing liabilities (“interest-rate spread”) and the relative amounts of interest-earning assets and interest-bearing liabilities. The Company’s interest-rate spread is affected by regulatory, economic, and competitive factors that influence interest rates, loan demand, and deposit flows. The Company’s results of operations are also affected by the provision for loan losses, operating expenses such as salaries and employee benefits, occupancy and other operating expenses including income taxes, and noninterest income such as loan prepayment fees.

B-42

The following table sets forth, for the periods indicated, information regarding (i) the total dollar amount of interest income from interest-earning assets and the resultant average yield; (ii) the total dollar amount of interest expense on interest-bearing liabilities and the resultant average cost; (iii) net interest income; (iv) interest rate spread; and (v) net interest margin. Average balances are based on average daily balances (dollars in thousands):

	Years Ended December 31,
	2018			2017			2016			2015
		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	And	Yield/	Average	And	Yield/	Average	and	Yield/	Average	and	Yield/
	Balance	Dividends	Rate	Balance	Dividends	Rate	Balance	Dividends	Rate	Balance	Dividends	Rate
Interest-earning assets:
Loans	$74,598	$3,912	5.24%	$75,894	$4,126	5.44%	$83,574	$4,200	5.03%	$80,691	3,865	4.79%
Securities	10,494	232	2.21	18,054	366	2.03	22,686	459	2.02	26,490	597	2.25
Other interest-earning assets (1)	4,811	148	3.08	16,536	224	1.35	11,996	105	0.88	1,273	72	5.66

Total interest-earning assets/interest income	89,903	4,292	4.78%	110,484	4,716	4.27%	118,256	4,764	4.03%	108,454	4,534	4.18%

Cash and due from banks	1,676			1,171			953			9,483
Premises and equipment	2,676			2,618			2,687			3,744
Other assets	(1,985)			(3,480)			(747)			3,278

Total assets	$92,270			$110,793			$121,149			$124,959

Interest-bearing liabilities:
Savings, NOW and money-market deposits	$22,000	175.80		$22,062	112	.51	$23,360	117	0.50	$19,314	124	0.64
Time deposits	23,032	335	1.45	50,367	562	1.11	60,813	611	1.00	59,158	524	0.89
Borrowings (4)	29,213	736	2.52	25,672	522	2.03	24,416	351	1.44	23,158	236	1.02

Total interest-bearing liabilities/interest expense	74,245	1,246	1.68	98,101	1,196	1.22	108,589	1,079	.99	101,630	884	0.87

Noninterest-bearing demand deposits	11,893			6,551			5,870			8,497
Other liabilities	2,105			3,380			3,526			11,771
Stockholders’ equity	4,027			2,761			3,164			3,061

Total liabilities and stockholders’ equity	$92,270			$110,793			$121,149			$124,959

Net interest income		$3,046			$3,520			$3,685			$3,650

Interest rate spread (2)			3.10			3.05			3.04			3.31

Net interest margin (3)			3.39			3.19			3.12			3.37

Ratio of average interest-earning assets to average interest- bearing liabilities			1.21			1.13			1.09			1.07

(1)	Includes interest-earning deposits with banks, Federal funds sold and Federal Home Loan Bank stock dividends.

(2)	Interest rate spread represents the difference between average yield on interest-earning assets and the average cost of interest-bearing liabilities.

(3)	Net interest margin is net interest income divided by average interest-earning assets.

(4)	Includes Federal Home Loan Bank advances, junior subordinated debenture and securities sold under an agreement to repurchase.

B-43

Rate/Volume Analysis

The following tables set forth certain information regarding changes in interest income and interest expense for the periods indicated. For each category of interest-earning assets and interest-bearing liabilities, information is provided on changes attributable to (1) changes in rate (change in rate multiplied by prior volume), (2) changes in volume (change in volume multiplied by prior rate) and (3) changes in rate-volume (change in rate multiplied by change in volume) (in thousands):

	Year Ended December 31, 2018 versus 2017 Increases (Decreases) Due to Change In:
	Rate	Volume	Rate/ Volume	Total
Interest-earning assets:
Loans	$(146)	$(70)	$2	$(214)
Securities	33	(153)	(14)	(134)
Other interest-earning assets	285	(159)	(202)	(76)

Total interest-earning assets	172	(382)	(214)	(424)

Interest-bearing liabilities:
Savings, NOW and money-market	63	0	0	63
Time deposits	171	(305)	(93)	(227)
Other	125	72	17	214

Total interest-bearing liabilities	359	(233)	(76)	50

Net interest income	$(187)	$(149)	$(138)	$(474)

	Year Ended December 31, 2017 versus 2016 Increases (Decreases) Due to Change In:
	Rate	Volume	Rate/ Volume	Total
Interest-earning assets:
Loans	$299	$(386)	$(27)	$(114)
Securities	1	(94)	—	(93)
Other interest-earning assets	58	40	21	119

Total interest-earning assets	358	(440)	(6)	(88)

Interest-bearing liabilities:
Savings, NOW and money-market	2	(7)	—	(5)
Time deposits	68	(105)	(12)	(49)
Other	145	18	7	170

Total interest-bearing liabilities	215	(94)	(5)	116

Net interest income	$143	$(346)	$(1)	$(204)

B-44

Financial Condition as of December 31, 2018 Compared to December 31, 2017

The Company’s total assets increased by $4.5 million at December 31, 2018, to $100.4 million.

At December 31, 2018, the Bank had a Tier 1 leverage ratio of 11.68%, and a total risk-based capital ratio of 15.86%. The Company’s capital was enhanced during 2018 through the sale of $525,000 of common stock, the issuance of common stock for compensation of $615,000, and common stock issued in exchange for Trust Preferred Securities, with fair value of $694,000 plus accrued interest of $211,000, which resulted in $905,000 increase in Company’s capital.

Junior Subordinated Debenture. The Company is in default with respect to its $5,155,000 Junior Subordinated Debenture (the “Debenture”) due to its failure to make certain required interest payments under the Debenture. The Debenture was issued to Optimum Bank Holdings Capital Trust I, a Delaware statutory trust formed by the Company for the purpose of issuing and selling certain securities (the “Trust Preferred Securities”) representing undivided beneficial interests in the Debenture. The trust issued a total of 5,000 Trust Preferred Securities.

The Trustee, Wells Fargo Bank, for the Debenture (the “Trustee”) and the beneficial owners of the Debenture are entitled to accelerate the payment of the $5,155,000 principal balance plus accrued and unpaid interest totaling $1,686,350 at December 31, 2018. To date, neither the Trustee nor the holders have accelerated the outstanding balance of the Debenture. No adjustments to the accompanying consolidated financial statements have been made as a result of this uncertainty.

In May 2018, a company affiliated with a director of the Company (the “New Holder”) purchased all 5,000 Trust Preferred Securities from a third party. During the third quarter of 2018, the New Holder sold its rights in approximately 694 of the Trust Preferred Securities to several unaffiliated third parties, who subsequently exchanged these Trust Preferred Securities for 301,778 shares of the Company’s common stock. Due to regulatory agreement the exchange of Trust Preferred Securities for the Company’s common stock cannot reduce the principal amount of the Debenture collateralizing the Trust Preferred Securities. Accordingly it is recorded as an increase in the Company’s equity interest in the unconsolidated subsidiary trust, presented in “Other Assets” in the accompanying consolidated balance sheets.

Although the Company and the New Holder have not executed a formal, definitive bilateral agreement, the New Holder has provided the Company with written representations that the New Holder will not accelerate and demand payment of any of the remaining 4,306 Trust Preferred Securities principal or accrued interest within the next twelve months from the date this Annual Report, Form 10-K as of and for the year ended December 31, 2018, is filed with the Securities and Exchange Commission.

Results of Operations for Year Ended December 31, 2018 Compared to Year Ended December 31, 2017

General. Net earnings of $796,000 or $.53 earnings per basic and diluted share for the year ended December 31, 2018 compared to net loss for the year ended December 31, 2017 of $589,000 or $.53 loss per basic and diluted share.

Interest income. Interest income decreased to $4.3 million for the year ended December 31, 2018 compared to $4.7 million for the year ended December 31, 2017. Interest on loans decreased by $214,000 due to a decrease in average balance of loans in 2018 compared to 2017. Interest on securities decreased by $134,000 due to a decrease in average balance of securities in 2018 compared to 2017. Other interest income decreased by $76,000 as the bank’s average deposits decreased, resulting in a decrease in cash available for other interest-earning assets.

Interest expense. Interest expense on deposits was $510,000 during the year ended December 31, 2018 compared to $674,000 during the year ended December 31, 2017. Interest expense on borrowings was $736,000 in the year ended December 31, 2018 compared to $522,000 during the year ended December 31, 2017.

Provision for Loan Losses. In June 2018, the Bank reversed $2.1 million of the allowance for loan losses into income, which was later offset by a $0.3 million provision for loan losses during the fourth quarter of 2018. There was no provision or credit for losses during the year ended December 31, 2017. The provision or credit for loan losses is charged to operations as losses are estimated to have occurred in order to bring the total allowance for loan losses to a level deemed appropriate by management to absorb losses inherent in the portfolio at December 31, 2018. Management’s periodic evaluation of the adequacy of the allowance is based upon historical experience, the volume and type of lending conducted by us, adverse situations that may affect the borrower’s ability to repay, estimated value of the underlying collateral, loans identified as impaired, general economic conditions, particularly as they relate to our market areas, and other factors related to the estimated collectability of our loan portfolio. The allowance for loan losses totaled $2.2 million or 2.8% of loans outstanding at December 31, 2018, as compared to $4.0 million or 5.5% of loans outstanding at December 31, 2017. Management believes the balance in the allowance for loan losses at December 31, 2018 is adequate. The Company determined that it was appropriate to decrease in the amount of the Company’s allowance for loan losses due to the continued improvement in the performance and credit quality of the loan portfolio.

B-45

Noninterest Income. Total noninterest income increased to $84,000 for the year ended December 31, 2018, from $52,000 for the year ended December 31, 2017 primarily due to loss on sale of securities during 2017 and an increase in service charges and fees in 2018.

Noninterest Expenses. Total noninterest expenses decreased by $73,000 for the year ended December 31, 2018, from $4,161,000 for the year ended December 31, 2017 to $4,088,000 for the year ended December 31, 2018, primarily due to an accrual related to a BSA look back project.

Income Taxes. There were no income taxes during the years ended December 31, 2018 and 2017.

Impact of Inflation and Changing Prices

The consolidated financial statements and related data presented herein have been prepared in accordance with accounting principles generally accepted in the United States of America, which requires the measurement of financial position and operating results in terms of historical dollars, without considering changes in the relative purchasing power of money over time due to inflation. Unlike most industrial companies, substantially all of the Bank’s assets and liabilities are monetary in nature. As a result, interest rates have a more significant impact on its performance than the effects of general levels of inflation. Interest rates do not necessarily move in the same direction or in the same magnitude as the prices of goods and services, since such prices are affected by inflation to a larger extent than interest rates.

B-46

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Condensed Consolidated Balance Sheets
(Dollars in thousands, except per share amounts)

	March 31, 2019	December 31, 2018
	(Unaudited)
Assets:
Cash and due from banks	$2,212	$1,934
Interest-bearing deposits with banks	11,347	6,049
Total cash and cash equivalents	13,559	7,983
Securities available for sale	2,191	2,359
Securities held-to-maturity (fair value of $7,066 and 7,175)	6,955	7,139
Loans, net of allowance for loan losses of $2,047 and $2,243	78,498	77,200
Federal Home Loan Bank stock	642	1,132
Premises and equipment, net	2,669	2,668
Accrued interest receivable	324	314
Other assets	1,884	1,573

Total assets	$106,722	$100,368
Liabilities and Stockholders’ Equity:

Liabilities:
Noninterest-bearing demand deposits	11,641	9,638
Savings, NOW and money-market deposits	41,609	26,682
Time deposits	27,574	26,058

Total deposits	80,824	62,378

Federal Home Loan Bank advances	13,000	24,600
Federal funds purchased	-	560
Junior subordinated debenture	5,155	5,155
Official checks	265	274
Other liabilities	2,305	2,095

Total liabilities	101,549	95,062

Commitments and contingencies (Notes 7 and 9)
Stockholders’ equity:
Preferred stock, no par value; 6,000,000 shares authorized: Designated Series A, no par value, $25,000 liquidation value per share, no shares issued and outstanding	—	—
Common stock, $.01 par value; 5,000,000 shares authorized, 1,858,020 shares issued and outstanding	18	18
Additional paid-in capital	36,128	36,128
Accumulated deficit	(30,660)	(30,510)
Accumulated other comprehensive loss	(313)	(330)

Total stockholders’ equity	5,173	5,306
Total liabilities and stockholders’ equity	$106,722	$100,368

See accompanying notes to condensed consolidated financial statements.

B-47

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2019	2018
Interest income:
Loans	$1,090	$916
Securities	50	61
Other	62	35

Total interest income	1,202	1,012

Interest expense:
Deposits	289	112
Borrowings	164	148

Total interest expense	453	260

Net interest income	749	752

Provision for loan losses	—	—

Net interest income after provision for loan losses	749	752

Noninterest income:
Service charges and fees	22	10
Other	15	4

Total noninterest income	37	14

Noninterest expenses:
Salaries and employee benefits	501	438
Professional fees	99	65
Occupancy and equipment	113	104
Data processing	124	77
Insurance	24	24
Regulatory assessment	4	39
Other	119	304

Total noninterest expenses	984	1,051

Net loss before income tax benefit	(198)	(285)

Income tax benefit	(52)	-

Net loss	$(146)	$(285)

Net loss per share - Basic and diluted	$(0.08)	$(0.24)

See accompanying notes to condensed consolidated financial statements.

B-48

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Condensed Consolidated Statements of Comprehensive Loss (Unaudited)
(In thousands)

	Three Months Ended March 31,
	2019	2018

Net loss	$(146)	$(285)

Other comprehensive income (loss):
Change in unrealized gain (loss) on securities:
Unrealized gain (loss) arising during the year	5	(64)

Amortization of unrealized loss on securities transferred to held-to-maturity	17	-

Other comprehensive income (loss) before income tax (expense) benefit	22	(64)

Deferred income tax (expense) benefit on above change	(5)	17

Total other comprehensive income (loss)	17	(47)

Comprehensive loss	$(129)	$(332)

See accompanying notes to condensed consolidated financial statements.

B-49

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Condensed Consolidated Statements of Stockholders’ Equity (Unaudited)

Three Months Ended March 31, 2019 and 2018

(Dollars in thousands)

							Accumulated Other
	Preferred Stock		Common Stock		Paid-In	Accumulated	Comprehensive	Stockholders’
	Shares	Amount	Shares	Amount	Capital	Deficit	Loss	Equity

Balance at December 31, 2017	7	$—	1,120,947	$11	$34,090	$(31,306)	$(250)	$2,545

Proceeds from sale of common stock (unaudited)	—	—	20,814	—	46	—	—	46

Common stock issued as compensation to directors (unaudited)	—	—	144,742	2	612	—	—	614

Net loss for the three months ended March 31, 2018 (unaudited)	—	—	—	—	—	(285)	—	(285)

Net change in unrealized loss on securities available for sale, net of income tax benefit (unaudited)	—	—	—	—	—	—	(47)	(47)

Balance at March 31, 2018 (unaudited)	7	$—	1,286,503	$13	$34,748	$(31,591)	$(297)	$2,873

Balance at December 31, 2018	—	$—	1,858,020	$18	$36,128	$(30,510)	$(330)	$5,306

Cumulative-effect adjustment resulting from adoption of new lease accounting standard (unaudited)	—	—	—	—	—	(4)	—	(4)

Net loss for the three months ended March 31, 2019 (unaudited)	—	—	—	—	—	(146)	—	(146)

Net change in unrealized loss on securities available for sale, net of income taxes (unaudited)	—	—	—	—	—	—	3	3

Amortization of unrealized loss on securities transferred to held-to-maturity (unaudited)	—	—	—	—	—	—	14	14

Balance at March 31, 2019 (unaudited)	—	$—	1,858,020	$18	$36,128	$(30,660)	$(313)	$5,173

See accompanying notes to condensed consolidated financial statements.

B-50

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Condensed Consolidated Statements of Cash Flows (Unaudited)

(In thousands)

	Three Months Ended March 31,
	2019	2018
Cash flows from operating activities:
Net loss	$(146)	$(285)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	42	35
Net amortization of fees, premiums and discounts	43	64
(Increase) decrease in accrued interest receivable	(10)	32
Increase in other assets	(311)	(3)
Increase in official checks and other liabilities	192	151
Net cash used in operating activities	(190)	(6)

Cash flows from investing activities:
Principal repayments of securities available for sale	154	357
Principal repayments of securities held-to-maturity	193	-
Net increase in loans	(1,314)	(918)
Purchases of premises and equipment	(43)	(113)
Redemption of FHLB stock	490	—

Net cash used in investing activities	(520)	(674)

Cash flows from financing activities:
Net increase (decrease) in deposits	18,446	(10,154)
Net (decrease) increase in federal funds purchased	(560)	2,767
Net (decrease) increase in FHLB Advances	(11,600)	500
Proceeds from sale of common stock	—	46

Net cash provided by (used in) financing activities	6,286	(6,841)

Net increase (decrease) in cash and cash equivalents	5,576	(7,521)

Cash and cash equivalents at beginning of the period	7,983	11,665

Cash and cash equivalents at end of the period	$13,559	$4,144

See accompanying notes to condensed consolidated financial statements.

B-51

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Condensed Consolidated Statements of Cash Flows (Unaudited), Continued

(In thousands)

	Three Months Ended March 31,
	2019	2018
Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest	$370	$194

Income taxes	$—	$—

Noncash transaction -
Change in accumulated other comprehensive loss, net change in unrealized loss on securities available for sale, net of income taxes	$17	$(47)

Reclassification of stock compensation from other liabilities to common stock	$—	$614

Cumulative-effect adjustment resulting from adoption of new lease accounting standard	$(4)	$—

Amortization of unrealized loss on securities transferred to held-to-maturity	$17	$—

See accompanying notes to condensed consolidated financial statements.

(continued)

B-52

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (Unaudited)

(1)	General. OptimumBank Holdings, Inc. (the “Company”) is a one-bank holding company and owns 100% of OptimumBank (the “Bank”), a Florida-chartered commercial bank. The Company’s only business is the operation of the Bank and its subsidiaries (collectively, the “Company”). The Bank’s deposits are insured up to applicable limits by the Federal Deposit Insurance Corporation (“FDIC”). The Bank offers a variety of community banking services to individual and corporate customers through its three banking offices located in Broward County, Florida.

Basis of Presentation. In the opinion of management, the accompanying condensed consolidated financial statements of the Company contain all adjustments (consisting principally of normal recurring accruals) necessary to present fairly the financial position at March 31, 2019, and the results of operations and cash flows for the three-month periods ended March 31, 2019 and 2018. All significant intercompany accounts and transactions have been eliminated in consolidation. The results of operations for the three months ended March 31, 2019, are not necessarily indicative of the results to be expected for the full year.

Junior Subordinated Debenture. The Company is in default with respect to its $5,155,000 Junior Subordinated Debenture (the “Debenture”) due to its failure to make certain required interest payments under the Debenture. The Debenture was issued to OptimumBank Holdings Capital Trust I, a Delaware statutory trust formed by the Company for the purpose of issuing and selling certain securities (the “Trust Preferred Securities”) representing undivided beneficial interests in the Debenture. The trust issued a total of 5,000 Trust Preferred Securities.

The Trustee, Wells Fargo Bank, for the Debenture (the “Trustee”) and the beneficial owners of the Debenture are entitled to accelerate the payment of the $5,155,000 principal balance plus accrued and unpaid interest totaling $1,776,000 at March 31, 2019. To date, neither the Trustee nor the holders have accelerated the outstanding balance of the Debenture. No adjustments to the accompanying condensed consolidated financial statements have been made as a result of this uncertainty.

In May 2018, a company affiliated with a director of the Company (the “New Holder”) purchased all 5,000 Trust Preferred Securities from a third party. During the third quarter of 2018, the New Holder sold its rights in 694 of the Trust Preferred Securities to several unaffiliated third parties, who subsequently exchanged these Trust Preferred Securities for 301,778 shares of the Company’s common stock. Under the Written Agreement the exchange of Trust Preferred Securities for the Company’s common stock cannot reduce the principal amount of the Debenture collateralizing the Trust Preferred Securities. Accordingly the transaction was recorded as an increase in the Company’s equity interest in the unconsolidated subsidiary trust, presented in “Other Assets” in the accompanying condensed consolidated balance sheets.

Although the Company and the New Holder have not executed a formal, definitive bilateral agreement, the New Holder has provided the Company with written representations that the New Holder will not accelerate and demand payment of any of the remaining 4,306 Trust Preferred Securities principal or accrued interest within twelve months from May 14, 2019, the date the Company’s Form 10-Q as of and for the period ended March 31, 2019, was filed with the Securities and Exchange Commission.

Comprehensive Loss. GAAP generally requires that recognized revenue, expenses, gains and losses be included in net loss. Although certain changes in assets and liabilities, such as unrealized gains and losses on available-for-sale securities, are reported as a separate component of the equity section of the condensed consolidated balance sheets, such items along with net loss, are components of comprehensive loss.

Accumulated other comprehensive loss consists of the following (in thousands):

	March 31,	December 31,
	2019	2018

Unrealized loss on securities available for sale	$(59)	$(64)
Unamortized portion of unrealized loss related to securities available for sale transferred to securities held-to-maturity	(360)	(377)
Income tax benefit	106	111

	$(313)	$(330)

Income Taxes. The Company assessed its earnings history and trends and estimates of future earnings, and determined that the deferred tax asset could not be realized as of March 31, 2019. Accordingly, a valuation allowance was recorded against the net deferred tax asset.

(continued)

B-53

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (Unaudited)

(1)	General, Continued.

Recent Pronouncements. In February 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2016-02, Leases (Topic 842). ASU 2016-02 is intended to improve financial reporting of leasing transactions by requiring organizations that lease assets to recognize assets and liabilities for the rights and obligations created by leases on the condensed consolidated balance sheet. The Company adopted ASU 2016-02 retrospectively at January 1, 2019 using a simplified transition option that allows companies to initially apply the new lease standard at the adoption date and recognize a cumulative-effect adjustment to the opening balance of retained earnings in the period of adoption. Our only lease at the adoption date was an operating lease for a branch location has a 5 year term, commenced in December 2017, does not offer any options to extend, and does contain a rent escalation clause. The effect of this ASU increased condensed consolidated assets by $277,000 and condensed consolidated liabilities by $281,000, at the adoption date. With respect to the lease recognized on the condensed consolidated balance sheet as of March 31, 2019, the right of use asset $259,000 and lease liability of $264,000 are included in accompanying other assets and other liabilities, respectively. The discount rate used in this calculation was 2.6%.

In June 2016, the FASB issued ASU No. 2016-13 Financial Instruments-Credit Losses (Topic 326). The ASU improves financial reporting by requiring timelier recording of credit losses on loans and other financial instruments held by the Company. The ASU requires the Company to measure all expected credit losses for financial assets held at the reporting date based on historical experience, current conditions, and reasonable and supportable forecasts. Many of the loss estimation techniques applied today will still be permitted, although the inputs to those techniques will change to reflect the full amount of expected credit losses. The Company will continue to use judgment to determine which loss estimation method is appropriate for their circumstances. The ASU requires enhanced disclosures to help investors and other financial statement users better understand significant estimates and judgments used in estimating credit losses, as well as the credit quality and underwriting standards of an organization’s portfolio. These disclosures include qualitative and quantitative requirements that provide additional information about the amounts recorded in the financial statements. Additionally, the ASU amends the accounting for credit losses on available-for-sale debt securities and purchased financial assets with credit deterioration. The ASU will take effect for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. The Company is in the process of determining the effect of the ASU on its condensed consolidated financial statements.

In June 2018, the FASB issued ASU No. 2018-07, Stock Compensation (Topic 718): Improvements to Nonemployee Share-Based Payment Accounting. The ASU is intended to reduce the cost and complexity and to improve financial reporting for nonemployee share-based payments. The ASU expands the scope of Topic 718. Compensation Stock Compensation (which currently only includes share-based payments to employees) to include share-based payments issued to nonemployees for goods or services. Consequently, the accounting for share-based payments to nonemployees and employees will be substantially aligned. The ASU supersedes Subtopic 505-50, Equity-Equity-Based payments to Non-Employees. The ASU was effective for the Company for fiscal years beginning after December 15, 2018, including interim periods within that fiscal year. The ASU did not have a material impact on the Company’s condensed consolidated financial statements.

(continued)

B-54

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (Unaudited)

(2)	Securities. Securities have been classified according to management’s intent. The carrying amount of securities and approximate fair values are as follows (in thousands):

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

At March 31, 2019:
Held-to-Maturity -
Collateralized mortgage obligations	$6,955	$111	$—	$7,066
Available for Sale -
SBA Pool Securities	$2,250	$—	$(59)	$2,191

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

At December 31, 2018:
Held-to-Maturity -
Collateralized mortgage obligations	$7,139	$40	$(4)	$7,175
Available for Sale -
SBA Pool Securities	$2,423	$-	$(64)	$2,359

In April 2018, the bank transferred securities of $7,945,000 from the available-for-sale category to the held-to-maturity category at their then fair values resulting in unrealized losses of $432,000. The unrealized loss which was recorded in stockholders’ equity net of amortization and net of tax is being amortized over the remaining term of the securities. At March 31, 2019 and December 31, 2018, $72,000 and $55,000 has been amortized.

There were no sales of securities during the three months ended March 31, 2018 and 2017.

Securities available for sale with gross unrealized losses, aggregated by investment category and length of time that individual securities have been in a continuous loss position, is as follows (in thousands):

	At March 31, 2019
	Over Twelve Months		Less Than Twelve Months
	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value

Available for Sale -
SBA Pool Securities	$59	$2,191	$—	$—

	At December 31, 2018
	Over Twelve Months		Less Than Twelve Months
	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value

Held-to-Maturity -
Collateralized mortgage obligations	$4	$1,361	$—	$—
Available for Sale -
SBA Pool Securities	$24	$829	$40	$1,530

(continued)

B-55

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (Unaudited)

(2)

Securities Continued.

Management evaluates securities for other-than-temporary impairment at least on a quarterly basis, and more frequently when economic or market concerns warrant such evaluation. Consideration is given to (1) the length of time and the extent to which the fair value has been less than cost, (2) the financial condition and near-term prospectus of the issuer, and (3) the intent and ability of the Company to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value.

At March 31, 2019 and December 31, 2018, the unrealized losses on six and seven investment securities, were caused by market conditions. It is expected that the securities would not be settled at a price less than the book value of the investments. Because the decline in fair value is attributable to market conditions and not credit quality, and because the Company has the ability and intent to hold these investments until a market price recovery or maturity, these investments are not considered other-than-temporarily impaired.

(continued)

B-56

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (Unaudited)

(3)	Loans. The components of loans are as follows (in thousands):

	At March 31, 2019	At December 31, 2018

Residential real estate	$26,015	$27,204
Multi-family real estate	6,455	8,195
Commercial real estate	42,886	36,634
Land and construction	-	1,998
Commercial	4,867	4,997
Consumer	189	260

Total loans	80,412	79,288

Add (deduct):
Net deferred loan fees, costs and premiums	133	155
Allowance for loan losses	(2,047)	(2,243)

Loans, net	$78,498	$77,200

(continued)

B-57

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (Unaudited)

(3)	Loans, Continued. An analysis of the change in the allowance for loan losses follows (in thousands):

	Residential Real Estate	Multi-Family Real Estate	Commercial Real Estate	Land and Construction	Commercial	Consumer	Unallocated	Total
Three Months Ended March 31, 2019:

Beginning balance	$544	$88	$567	$19	$850	$25	$150	$2,243
(Credit) provision for loan losses	(12)	(23)	256	(25)	(297)	1	100	—
Charge-offs	—	—	(195)	—	—	(7)	—	(202)
Recoveries	—	—	—	6	—	—	—	6

Ending balance	$532	$65	$628	$—	$553	$19	$250	$2,047

Three Months Ended March 31, 2018:
Beginning balance	$641	$59	$759	$22	$55	$86	$2,369	$3,991
Provision (credit) for loan losses	6	8	(47)	—	224	(23)	(168)	—
Charge-offs	—	—	—	—	—	(9)	—	(9)
Recoveries	—	—	—	6	—	5	—	11

Ending balance	$647	$67	$712	$28	$279	$59	$2,201	$3,993

(continued)

B-58

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (Unaudited)

(3)	Loans, Continued.

	Residential Real Estate	Multi- Family Real Estate	Commercial Real Estate	Land and Construction	Commercial	Consumer	Unallocated	Total
At March 31, 2019:
Individually evaluated for impairment:
Recorded investment	$948	$—	$2,457	$—	$1,806	$—	$—	$5,211
Balance in allowance for loan losses	$261	$—	$—	$—	$523	$—	$—	$784

Collectively evaluated for impairment:
Recorded investment	$25,067	$6,455	$40,429	$—	$3,061	$189	$—	$75,201
Balance in allowance for loan losses	$271	$65	$628	$—	$30	$19	$250	$1,263

At December 31, 2018:
Individually evaluated for impairment:
Recorded investment	$954	$—	$3,861	$—	$1,928	$—	$—	$6,743
Balance in allowance for loan losses	$268	$—	$162	$—	$814	$—	$—	$1,244

Collectively evaluated for impairment:
Recorded investment	$26,250	$8,195	$32,773	$1,998	$3,069	$260	$—	$72,545
Balance in allowance for loan losses	$276	$88	$405	$19	$36	$25	$150	$999

(continued)

B-59

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (Unaudited)

(3)

Loans, Continued.

The Company has divided the loan portfolio into six portfolio segments, each with different risk characteristics and methodologies for assessing risk. All loans are underwritten based upon standards set forth in the policies approved by the Company’s Board of Directors (the “Board”). The Company identifies the portfolio segments as follows:

Residential Real Estate, Multi-Family Real Estate, Commercial Real Estate, Land and Construction. Residential real estate loans are underwritten based on repayment capacity and source, value of the underlying property, credit history and stability. The Company offers first and second one-to-four family mortgage loans; the collateral for these loans is generally the clients’ owner-occupied residences. Although these types of loans present lower levels of risk than commercial real estate loans, risks do still exist because of possible fluctuations in the value of the real estate collateral securing the loan, as well as changes in the borrowers’ financial condition. Multi-family and commercial real estate loans are secured by the subject property and are underwritten based upon standards set forth in the policies approved by the Board. Such standards include, among other factors, loan to value limits, cash flow coverage and general creditworthiness of the obligors. Construction loans to borrowers finance the construction of owner occupied and leased properties. These loans are categorized as construction loans during the construction period, later converting to commercial or residential real estate loans after the construction is complete and amortization of the loan begins. Real estate development and construction loans are approved based on an analysis of the borrower and guarantor, the viability of the project and on an acceptable percentage of the appraised value of the property securing the loan. Real estate development and construction loan funds are disbursed periodically based on the percentage of construction completed. The Company carefully monitors these loans with on-site inspections and requires the receipt of lien waivers on funds advanced. Development and construction loans are typically secured by the properties under development or construction, and personal guarantees are typically obtained. Further, to assure that reliance is not placed solely on the value of the underlying property, the Company considers the market conditions and feasibility of proposed projects, the financial condition and reputation of the borrower and guarantors, the amount of the borrower’s equity in the project, independent appraisals, cost estimates and pre-construction sales information. The Company also makes loans on occasion for the purchase of land for future development by the borrower. Land loans are extended for future development for either commercial or residential use by the borrower. The Company carefully analyzes the intended use of the property and the viability thereof.

Commercial. Commercial business loans and lines of credit consist of loans to small- and medium-sized companies in the Company’s market area. Commercial loans are generally used for working capital purposes or for acquiring equipment, inventory or furniture. Primarily all of the Company’s commercial loans are secured loans, along with a small amount of unsecured loans. The Company’s underwriting analysis consists of a review of the financial statements of the borrower, the lending history of the borrower, the debt service capabilities of the borrower, the projected cash flows of the business, the value of the collateral, if any, and whether the loan is guaranteed by the principals of the borrower. These loans are generally secured by accounts receivable, inventory and equipment. Commercial loans are typically made on the basis of the borrower’s ability to make repayment from the cash flow of the borrower’s business, which makes them of higher risk than residential loans and the collateral securing loans may be difficult to appraise and may fluctuate in value based on the success of the business. The Company seeks to minimize these risks through its underwriting standards.

Consumer. Consumer loans are extended for various purposes, including purchases of automobiles, recreational vehicles, and boats. Also offered are home improvement loans, lines of credit, personal loans, and deposit account collateralized loans. Repayment of these loans is primarily dependent on the personal income of the borrowers, which can be impacted by economic conditions in their market areas such as unemployment levels. Loans to consumers are extended after a credit evaluation, including the creditworthiness of the borrower(s), the purpose of the credit, and the secondary source of repayment. Consumer loans are made at fixed and variable interest rates. Risk is mitigated by the fact that the loans are of smaller individual amounts.

(continued)

B-60

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (Unaudited)

(3)	Loans, Continued. The following summarizes the loan credit quality (in thousands):

	Pass	OLEM (Other Loans Especially Mentioned)	Sub- standard	Doubtful	Loss	Total
At March 31, 2019:
Residential real estate	$25,067	$—	$948	$—	$—	$26,015
Multi-family real estate	6,455	—	—	—	—	6,455
Commercial real estate	38,699	1,730	2,457	—	—	42,886
Land and construction	—	—	—	—	—	—
Commercial	2,355	706	1,806	—	—	4,867
Consumer	189	—	—	—	—	189

Total	$72,765	$2,436	$5,211	$—	$—	$80,412

At December 31, 2018:
Residential real estate	$26,250	$—	$954	$—	$—	$27,204
Multi-family real estate	8,195	—	—	—	—	8,195
Commercial real estate	31,050	1,723	3,861	—	—	36,634
Land and construction	1,998	—	—	—	—	1,998
Commercial	2,362	707	1,928	—	—	4,997
Consumer	260	—	—	—	—	260

Total	$70,115	$2,430	$6,743	$—	$—	$79,288

Internally assigned loan grades are defined as follows:

Pass – a Pass loan’s primary source of loan repayment is satisfactory, with secondary sources very likely to be realized if necessary. These are loans that conform in all aspects to bank policy and regulatory requirements, and no repayment risk has been identified.

OLEM – an Other Loan Especially Mentioned has potential weaknesses that deserve management’s close attention. If left uncorrected, these potential weaknesses may result in the deterioration of the repayment prospects for the asset or the Company’s credit position at some future date.

Substandard – a Substandard loan is inadequately protected by the current Net worth and paying capacity of the obligor or of the collateral pledged, if any. Loans so classified must have a well-defined weakness or weaknesses that jeopardize the liquidation of the debt. Included in this category are loans that are current on their payments, but the Bank is unable to document the source of repayment. They are characterized by the distinct possibility that the Company will sustain some loss if the deficiencies are not corrected.

Doubtful – a loan classified as Doubtful has all the weaknesses inherent in one classified as Substandard, with the added characteristics that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions, and values, highly questionable and improbable. This classification does not mean that the asset has absolutely no recovery or salvage value, but rather it is not practical or desirable to defer writing off this basically worthless asset even though partial recovery may be effected in the future. The Company charges off any loan classified as Doubtful.

Loss – a loan classified Loss is considered uncollectible and of such little value that continuance as a bankable asset is not warranted. This classification does not mean that the asset has absolutely no recovery or salvage value, but rather it is not practical or desirable to defer writing off this basically worthless asset even though partial recovery may be effected in the future. The Company fully charges off any loan classified as Loss.

(continued)

B-61

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (Unaudited)

(3)	Loans, Continued. Age analysis of past-due loans is as follows (in thousands):

	Accruing Loans
	30-59 Days Past Due	60-89 Days Past Due	Greater Than 90 Days Past Due	Total Past Due	Current	Nonaccrual Loans	Total Loans
At March 31, 2019:
Residential real estate	$-	$-	$-	$-	$26,015	$—	$26,015
Multi-family real estate	-	-	-	-	6,455	—	6,455
Commercial real estate	-	-	-	-	42,886	—	42,886
Land and construction	-	-	-	-	-	—	-
Commercial	-	-	-	-	4,867	—	4,867
Consumer	-	-	-	-	189	—	189

Total	$-	$-	$-	$-	$80,412	$—	$80,412

	Accruing Loans
	30-59 Days Past Due	60-89 Days Past Due	Greater Than 90 Days Past Due	Total Past Due	Current	Nonaccrual Loans	Total Loans
At December 31, 2018:
Residential real estate	$—	$—	$—	$—	$27,204	$—	$27,204
Multi-family real estate	—	—	—	—	8,195	—	8,195
Commercial real estate	—	—	—	—	35,254	1,380	36,634
Land and construction	—	—	—	—	1,998	—	1,998
Commercial	—	—	—	—	4,997	—	4,997
Consumer	—	—	—	—	260	—	260

Total	$—	$—	$—	$—	$77,908	$1,380	$79,288

The following summarizes the amount of impaired loans (in thousands):

	At March 31, 2019			At December 31, 2018
	Recorded Investment	Unpaid Principal Balance	Related Allowance	Recorded Investment	Unpaid Principal Balance	Related Allowance
With no related allowance recorded:
Commercial real estate	$2,457	$2,457	$—	$2,259	$2,259	$—
Commercial	994	994	—	1,114	1,114	—
With related allowance recorded:
Residential real estate	948	948	261	954	954	268
Commercial real estate	—	—	—	1,602	1,602	162
Commercial	812	812	523	814	814	814
Total:
Residential real estate	$948	$948	$261	$954	$954	$268
Commercial real estate	$2,457	$2,457	$—	$3,861	$3,861	$162
Commercial	$1,806	$1,806	$523	$1,928	$1,928	$814
Total	$5,211	$5,211	$784	$6,743	$6,743	$1,244

(continued)

B-62

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (Unaudited)

(3)	Loans, Continued. The average net investment in impaired loans and interest income recognized and received on impaired loans are as follows (in thousands):

	Three Months Ended			Three Months Ended
	March 31, 2019			March 31, 2018
	Average Recorded Investment	Interest Income Recognized	Interest Income Received	Average Recorded Investment	Interest Income Recognized	Interest Income Received

Residential real estate	$951	18	18	$696	$19	$19
Commercial real estate	$3,506	29	38	$702	$12	$13
Commercial	$1,860	24	28	$537	$17	$17

Total	$6,317	71	84	$1,935	$48	$49

No loans have been determined to be troubled debt restructurings (TDR’s) during the three month periods ended March 31, 2019 or 2018. At March 31, 2019 and 2018, there were no loans modified and entered into TDR’s within the past twelve months, that subsequently defaulted during the three month periods ended March 31, 2019 or 2018.

(continued)

B-63

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (Unaudited)

(4)	Loss Per Share. Basic loss per share has been computed on the basis of the weighted-average number of shares of common stock outstanding during the period. In 2019 and 2018, basic and diluted loss per share is the same due to the net loss incurred by the Company. Loss per common share have been computed based on the following:

	Three Months Ended March 31,
	2019	2018
Weighted-average number of common shares outstanding used to calculate basic and diluted loss per common share	1,858,020	1,173,018

(continued)

B-64

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (Unaudited)

(5)	Stock-Based Compensation. The Company is authorized to grant stock options, stock grants and other forms of equity-based compensation under its 2011 Equity Incentive Plan as amended (the “2011 Plan”) and its 2018 Equity Incentive Plan (the “2018 Plan”). Both plans have been approved by shareholders. The Company is authorized to issue up to 210,000 shares of common stock under the 2011 Plan of which 208,881 have been issued, and 1,119 shares remain available for grant, and up to 250,000 shares of common stock under the 2018 Plan, of which 100,000 have been issued, and 150,000 shares remain available for grant.

The Company’s only grants under the 2011 Plan have been the issuance of shares of common stock to directors for director’s fees and compensation for services rendered. As of April 1, 2017, the Company discontinued the issuance of common stock as a method of payment of director’s fees.

During 2018, the sale of 20,814 shares of common stock to a director of the Company, and the issuance of 79,186 shares of common stock in exchange for 7 shares of the Company’s preferred stock held by a director in April 2018, were treated as grants under the 2018 Plan. Please refer to the Company’s Forms 8-K filed with the Securities and Exchange Commission on November 16, 2018 and January 10, 2019 for further details.

During the year ended December 31, 2017, the Company accrued compensation expense of $8,858 with respect to 2,821 shares to be issued to directors at a value of $3.14 per share on account of director’s fees accrued during the first quarter of 2017. These shares were issued in 2018.

During the year ended December 31, 2018, the Company accrued compensation expense of $200,000 with respect to 36,101 shares issued to a director for services performed in 2018. The Company had previously accrued compensation expense of $200,000 in 2016 and 2017 for services performed. The Company had previously agreed to issue 105,820 shares to this director for services performed in 2016 and 2017. All shares were issued in 2018.

(6)	Fair Value Measurements. Impaired collateral-dependent loans are carried at fair value when the current collateral value is lower than the carrying value of the loan. Those impaired collateral-dependent loans which are measured at fair value on a nonrecurring basis are as follows (in thousands):

	Fair Value	Level 1	Level 2	Level 3	Total Losses	Losses Recorded in Operations For the three months ended March 31, 2019
At March 31, 2019:
Residential real estate	$687	$—	$—	$687	$261	$—

	Fair Value	Level 1	Level 2	Level 3	Total Losses	Losses Recorded in Operations For the three months ended December 31, 2018
At December 31, 2018:
Residential real estate	$686	$—	$—	$686	$268	$—
Commercial real estate	1,312	—	—	1,312	71	—
	$1,998	—	—	1,998	339	—

Available-for-sale securities measured at fair value on a recurring basis are summarized below (in thousands):

	Fair Value Measurements Using
	Fair Value	Quoted Prices In Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

At March 31, 2019:
SBA Pool Securities	$2,191	$—	$2,191	$—

At December 31, 2018:
SBA Pool Securities	$2,359	$—	$2,359	$—

During the three months ended March 31, 2019 and 2018, no securities were transferred in or out of Levels 1, 2 or 3.

(continued)

B-65

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (Unaudited)

(7)	Fair Value of Financial Instruments. The estimated fair values and fair value measurement method with respect to the Company’s financial instruments were as follows (in thousands):

	At March 31, 2019				At December 31, 2018
	Carrying Amount	Fair Value		Level	Carrying Amount	Fair Value		Level
Financial assets:
Cash and cash equivalents	$13,559	$13,559		1	$7,983	$7,983		1
Securities available for sale	2,191	2,191		2	2,359	2,359		2
Securities held-to-maturity	6,955	7,066		2	7,139	7,175		2
Loans	78,498	78,196		3	77,200	77,062		3
Federal Home Loan Bank stock	642	642		3	1,132	1,132		3
Accrued interest receivable	324	324		3	314	314		3

Financial liabilities:
Deposit liabilities	80,824	80,744		3	62,378	62,243		3
Federal Home Loan Bank advances	13,000	12,951		3	24,600	24,437		3
Junior subordinated debenture	5,155	N/A	(1)	3	5,155	N/A	(1)	3
Federal funds purchased	—	—		3	560	560		3
Off-balance sheet financial instruments	—	—		3	—	—		3

(1)	The Company is unable to determine value based on significant unobservable inputs required in the calculation. Refer to Note 10 for further information.

(8)	Off-Balance Sheet Financial Instruments. The Company is party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments are commitments to extend credit, unused lines of credit, and standby letters of credit and may involve, to varying degrees, elements of credit and interest-rate risk in excess of the amount recognized in the condensed consolidated balance sheet. The contract amounts of these instruments reflect the extent of involvement the Company has in these financial instruments.

The Company’s exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit is represented by the contractual amount of those instruments. The Company uses the same credit policies in making commitments as it does for on-balance-sheet instruments.

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Because some of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Company evaluates each customer’s credit worthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by the Company, upon extension of credit, is based on management’s credit evaluation of the counterparty.

Standby letters of credit are conditional commitments issued by the Bank to guarantee the performance of a customer to a third party. The credit risk involved in issuing letters of credit to customers is essentially the same as that involved in extending loan facilities to customers. The Bank generally holds collateral supporting those commitments. Standby letters of credit generally have expiration dates within one year.

Commitments to extend credit, unused lines of credit, and standby letters of credit typically result in loans with a market interest rate when funded. A summary of the contractual amounts of the Company’s financial instruments with off-balance-sheet risk at March 31, 2019 follows (in thousands):

Commitments to extend credit	$550

Unused lines of credit	$2,896

Standby letters of credit	$-

(9)	Regulatory Matters. The Bank is subject to various regulatory capital requirements administered by the bank regulatory agencies. Failure to meet minimum capital requirements can initiate certain mandatory and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the Company and Bank’s financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Bank must meet specific capital guidelines that involve quantitative measures of its assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. The capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors.

The Bank, is subject to the Basel III capital level threshold requirements under the Prompt Corrective Action regulations with full compliance phased in over a multi-year schedule. These new regulations were designed to ensure that banks maintain strong capital positions even in the event of severe economic downturns or unforeseen losses.

The Bank is subject to the capital conservation buffer rules which places limitations on distributions, including dividend payments, and certain discretionary bonus payments to executive officers. In order to avoid these limitations, an institution must hold a capital conservation buffer above its minimum risk-based capital requirements. As of March 31, 2019 and the Bank’s capital conservation buffer exceeds the minimum requirements of 2.50%.

(continued)

B-66

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (Unaudited)

(9)	Regulatory Matters, Continued. The following table shows the Bank’s capital amounts and ratios and regulatory thresholds at March 31, 2019 and December 31, 2018 (dollars in thousands):

	Actual		For Capital Adequacy Purposes		Minimum To Be Well Capitalized Under Prompt Corrective Action Provisions
	Amount	%	Amount	%	Amount	%
As of March 31, 2019:
Total Capital to Risk-Weighted Assets	$12,180	15.52%	$6,276	8.00%	$7,846	10.00%
Tier I Capital to Risk-Weighted Assets	11,186	14.26	4,707	6.00	6,276	8.00
Common equity Tier I capital to Risk-Weighted Assets	11,186	14.26	3,531	4.50	5,100	6.50
Tier I Capital to Total Assets	11,186	10.86	4,119	4.00	5,149	5.00

As of December 31, 2018:
Total Capital to Risk-Weighted Assets	$12,155	15.86%	$6,132	8.00%	$7,665	10.00%
Tier I Capital to Risk-Weighted Assets	11,181	14.59	4,599	6.00	6,132	8.00
Common equity Tier I capital to Risk-Weighted Assets	11,181	14.59	3,449	4.50	4,983	6.50
Tier I Capital to Total Assets	11,181	11.68	3,828	4.00	4,785	5.00

(continued)

B-67

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (Unaudited)

Memorandum of Understanding. On August 28, 2018, the Bank agreed to the issuance of a Memorandum of Understanding (the “MOU”), with the FDIC and OFR which requires the Bank to take certain measures to improve its safety and soundness. By agreeing to the MOU, the Bank was released from the Consent Order that became effective in 2016, including the restrictions on the interest rates paid on deposits.

Pursuant to the MOU, the Bank is required to take certain measures to maintain qualified management, improve its strategic planning and budgeting process, strengthen the interest rate management practices, limit its asset growth and provide for the ongoing organization, monitoring and operational administration of the Bank Secrecy Act Program. The MOU prohibits the payment of dividends by the Bank.

Management believes the Bank is in substantial compliance with the provisions of the MOU.

Company Written Agreement with Federal Reserve Bank of Atlanta (“Reserve Bank”). On June 22, 2010, the Company and the Reserve Bank entered into a Written Agreement with respect to certain aspects of the operation and management of the Company. The Written Agreement prohibits, without the prior approval of the Reserve Bank, the payment of cash dividends, taking dividends or payments from the Bank, making any interest, principal or other distributions on account of the Debenture, incurring, increasing or guaranteeing any debt, purchasing or redeeming any shares of stock, or appointing any new director or senior executive officer. Management believes that the Company is in substantial compliance with the requirements of the Written Agreement.

(10)

Junior Subordinated Debenture. On September 30, 2004, the Company issued a $5,155,000 Junior Subordinated Debenture (the “Debenture”) to Optimum Bank Holdings Capital Trust I, a Delaware statutory trust formed by the Company for the purpose of issuing and selling certain securities (the “Trust Preferred Securities”) representing undivided beneficial interests in the Debenture. The trust issued a total of 5,000 Trust Preferred Securities. The Debenture has a term of thirty years. The interest rate was fixed at 6.40% for the first five years, and thereafter, the coupon rate floats quarterly at the three-month LIBOR rate plus 2.45% (5.05% at March 31, 2019). The Debenture is redeemable in certain circumstances. The terms of the Debenture allow the Company to defer payments of interest on the Debenture by extending the interest payment period at any time during the term of the Debenture for up to twenty consecutive quarterly periods.

Beginning in 2010, the Company exercised its right to defer payment of interest on the Debenture. Interest payments deferred as of March 31, 2019 totaled $1,776,000. The Company has deferred interest payments with respect to the Debenture for the maximum allowable twenty consecutive quarterly payments. The Company is in default under the Debenture due to its failure to make required interest payments. The Trustee for the Debenture and the beneficial owners of the Debenture can accelerate the $5,155,000 principal balance plus accrued and unpaid interest, as a result of this default. To date, neither the Trustee nor the holders have accelerated the outstanding balance of the Debenture. No adjustments to the accompanying condensed consolidated financial statements have been made as a result of this uncertainty. Under the Written Agreement, the Company is not able to make any interest or principal payments without the prior approval of the Federal Reserve Bank of Atlanta.

In May 2018, a company affiliated with a director of the Company (the “New Holder”) purchased all 5,000 Trust Preferred Securities from a third party. During the third quarter of 2018, the New Holder sold its rights in approximately 694 of the Trust Preferred Securities to several unaffiliated third parties, who subsequently exchanged these Trust Preferred Securities for 301,778 shares of the Company’s common stock. Under the Written Agreement the exchange of Trust Preferred Securities for the Company’s common stock cannot reduce the principal amount of the Debenture collateralizing the Trust Preferred Securities. Accordingly, the transaction was recorded as an increase in the Company’s equity interest in the unconsolidated subsidiary trust, presented in “Other Assets” in the accompanying condensed consolidated balance sheets.

Although the Company and the New Holder have not executed a formal, definitive bilateral agreement, the New Holder has provided the Company with written representations that the New Holder will not accelerate and demand payment of any of the remaining 4,306 Trust Preferred Securities principal or accrued interest within twelve months from May 14, 2019, the date the Company’s Form 10-Q as of and for the period ended March 31, 2019, was filed with the Securities and Exchange Commission.

B-68

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with the condensed consolidated financial statements and notes thereto presented elsewhere herein. For additional information, refer to the consolidated financial statements and footnotes for the year ended December 31, 2018.

The following discussion and analysis should also be read in conjunction with the condensed consolidated financial statements and notes thereto appearing elsewhere herein. This discussion and analysis contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve known and unknown risks and uncertainties, many of which are beyond the control of the Company, including adverse changes in economic, political and market conditions, losses from the Company’s lending activities and changes in market conditions, the possible loss of key personnel, the impact of increasing competition, the impact of changes in government regulation, the possibility of liabilities arising from violations of federal and state securities laws and the impact of changes in technology in the banking industry. Although the Company believes that its forward-looking statements are based upon reasonable assumptions regarding its business and future market conditions, there can be no assurances that the Company’s actual results will not differ materially from any results expressed or implied by the Company’s forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned that any forward-looking statements are not guarantees of future performance.

(continued)

B-69

Memorandum of Understanding. On August 28, 2018, the Bank agreed to the issuance of a Memorandum of Understanding (the “MOU”), with the FDIC and OFR which requires the Bank to take certain measures to improve its safety and soundness. By agreeing to the MOU, the Bank was released from the Consent Order that became effective in 2016, including the restrictions on the interest rates paid on deposits.

Pursuant to the MOU, the Bank is required to take certain measures to maintain qualified management, improve its strategic planning and budgeting process, strengthen the interest rate management practices, limit its asset growth and provide for the ongoing organization, monitoring and operational administration of the Bank Secrecy Act Program. The MOU prohibits the payment of dividends by the Bank.

Management believes the Bank is in substantial compliance with the provisions of the MOU.

Company Written Agreement with Federal Reserve Bank of Atlanta (“Reserve Bank”). On June 22, 2010, the Company and the Reserve Bank entered into a Written Agreement with respect to certain aspects of the operation and management of the Company. The Written Agreement prohibits, without the prior approval of the Reserve Bank, the payment of dividends, taking dividends or payments from the Bank, making any interest, principal or other distributions on account of the Debenture, incurring, increasing or guaranteeing any debt, purchasing or redeeming any shares of stock, or appointing any new director or senior executive officer. Management believes that the Company is in substantial compliance with the requirements of the Written Agreement.

Capital Levels

Quantitative measures established by regulation to ensure capital adequacy require us to maintain minimum amounts and ratios of Total and Tier 1 capital to risk-weighted assets and Tier 1 capital to average assets. As of March 31, 2019, the Bank met the minimum applicable capital adequacy requirements.

Refer to Note 9 for the Bank’s actual and required minimum capital ratios.

B-70

Financial Condition at March 31, 2019 and December 31, 2018

Overview

The Company’s total assets increased by approximately $6.3 million to $106.7 million at March 31, 2019, from $100.4 million at December 31, 2018, primarily due to an increase in total deposits offset by a decrease in Federal Home Loan Bank advances. Total stockholders’ equity decreased by approximately $133,000 to $5.2 million at March 31, 2019, from $5.3 million at December 31, 2018, primarily due to the net loss for the three months ended March 31, 2019.

The following table shows selected information for the periods ended or at the dates indicated:

	Three Months Ended March 31, 2019	Year Ended December 31, 2018

Average equity as a percentage of average assets	5.0%	4.4%

Equity to total assets at end of period	4.8%	5.3%

Return on average assets (1)	(0.56)%	0.9%

Return on average equity (1)	(11.1)%	19.8%

Noninterest expenses to average assets (1)	3.8%	4.4%

(1) Annualized for the three months ended March 31, 2019.

B-71

Liquidity and Sources of Funds

The Company’s sources of funds include customer deposits, advances from the Federal Home Loan Bank of Atlanta (“FHLB”), principal repayments and sales of investment securities, loan repayments, foreclosed real estate sales, the use of Federal Funds markets, net earnings, if any, and loans taken out at the Federal Reserve Bank discount window.

Deposits are our primary source of funds. In order to increase its core deposits, the Company has priced its deposit rates competitively. The Company will adjust rates on its deposits to attract or retain deposits as needed.

The Bank increased deposits by $17.5 million during the three month period ending March 31, 2019. The proceeds were used to paydown FHLB Advances and listing service Certificates of deposits.

In addition to obtaining funds from depositors, we may borrow funds from other financial institutions. At March 31, 2019, the Company had outstanding borrowings of $13.0 million, against its $26.6 million in established borrowing capacity with the FHLB. The Company’s borrowing facility is subject to collateral and stock ownership requirements, as well as prior FHLB consent to each advance. In 2010, the Bank obtained an available discount window credit line with the Federal Reserve Bank, currently $430,000. The Federal Reserve Bank line is subject to collateral requirements and must be repaid within 90 days; each advance is subject to prior Federal Reserve Bank consent. At March 31, 2019, the Company also had lines of credit amounting to $8.4 million with three correspondent banks to purchase federal funds. The Company had no outstanding federal funds purchased at March 31, 2019 and $560,000 outstanding at December 31, 2018. Disbursements on the lines of credit are subject to the approval of the correspondent banks. We measure and monitor our liquidity daily and believe our liquidity sources are adequate to meet our operating needs.

Off-Balance Sheet Arrangements

Refer to Note 8 for Off-Balance Sheet Arrangements

B-72

Junior Subordinated Debenture

On September 30, 2004, the Company issued a $5,155,000 Junior Subordinated Debenture (the “Debenture”) to Optimum Bank Holdings Capital Trust I, a Delaware statutory trust formed by the Company for the purpose of issuing and selling certain securities (the “Trust Preferred Securities”) representing undivided beneficial interests in the Debenture. The trust issued a total of 5,000 Trust Preferred Securities. The Debenture has a term of thirty years. The interest rate was fixed at 6.40% for the first five years, and thereafter, the coupon rate floats quarterly at the three-month LIBOR rate plus 2.45% (5.05% at March 31, 2019). The Debenture is redeemable in certain circumstances. The terms of the Debenture allow the Company to defer payments of interest on the Debenture by extending the interest payment period at any time during the term of the Debenture for up to twenty consecutive quarterly periods.

Beginning in 2010, the Company exercised its right to defer payment of interest on the Debenture. Interest payments deferred as of March 31, 2019 totaled $1,776,000. The Company has deferred interest payments with respect to the Debenture for the maximum allowable twenty consecutive quarterly payments. The Company is in default under the Debenture due to its failure to make required interest payments. The Trustee for the Debenture and the beneficial owners of the Debenture can accelerate the $5,155,000 principal balance plus accrued and unpaid interest, as a result of this default. To date, neither the Trustee nor the holders have accelerated the outstanding balance of the Debenture. No adjustments to the accompanying condensed consolidated financial statements have been made as a result of this uncertainty. Under the Written Agreement, the Company is not able to make any interest or principal payments without the prior approval of the Federal Reserve Bank of Atlanta.

In May 2018, a company affiliated with a director of the Company (the “New Holder”) purchased all 5,000 Trust Preferred Securities from a third party. During the third quarter of 2018, the New Holder sold its rights in approximately 694 of the Trust Preferred Securities to several unaffiliated third parties, who subsequently exchanged these Trust Preferred Securities for 301,778 shares of the Company’s common stock. Due to regulatory agreement the exchange of Trust Preferred Securities for the Company’s common stock cannot reduce the principal amount of the Debenture collateralizing the Trust Preferred Securities. Accordingly, the transaction was recorded as an increase in the Company’s equity interest in the unconsolidated subsidiary trust, presented in “Other Assets” in the accompanying condensed consolidated balance sheets.

Although the Company and the New Holder have not executed a formal, definitive bilateral agreement, the New Holder has provided the Company with written representations that the New Holder will not accelerate and demand payment of any of the remaining 4,306 Trust Preferred Securities principal or accrued interest within twelve months from May 14, 2019, the date the Company’s Form 10-Q as of and for the period ended March 31, 2019, was filed with the Securities and Exchange Commission.

B-73

Results of Operations

The following table sets forth, for the periods indicated, information regarding (i) the total dollar amount of interest and dividend income of the Company from interest-earning assets and the resultant average yields; (ii) the total dollar amount of interest expense on interest-bearing liabilities and the resultant average cost; (iii) net interest income; (iv) interest-rate spread; (v) net interest margin; and (vi) the ratio of average interest-earning assets to average interest-bearing liabilities.

	Three Months Ended March 31,
	2019			2018
		Interest	Average		Interest	Average
	Average	and	Yield/	Average	and	Yield/
	Balance	Dividends	Rate(5)	Balance	Dividends	Rate(5)
Interest-earning assets:
Loans	$82,384	$1,090	5.29%	$71,602	$916	5.12%
Securities	9,329	50	2.14	11,606	61	2.10
Other (1)	7,624	62	3.25	6,780	35	2.06

Total interest-earning assets/interest income	99,337	1,202	4.89	89,988	1,012	4.50

Cash and due from banks	2,540			1,461
Premises and equipment	2,836			2,649
Other	(1,237)			(3,729)

Total assets	$103,476			$90,369

Interest-bearing liabilities:
Savings, NOW and money-market deposits	35,569	146	1.64	21,163	33	0.62
Time deposits	27,596	143	2.07	25,946	79	1.22
Borrowings (2)	21,520	164	3.05	26,093	148	2.27

Total interest-bearing liabilities/interest expense	84,685	453	2.14	73,202	260	1.42

Noninterest-bearing demand deposits	11,258			12,268
Other liabilities	2,282			2,286
Stockholders’ equity	5,251			2,613

Total liabilities and stockholders’ equity	$103,476			$90,369

Net interest income		$749			$752

Interest rate spread (3)			2.75%			3.08%

Net interest margin (4)			3.02%			3.34%

Ratio of average interest-earning assets to average interest-bearing liabilities	1.17%			1.23%

(1)	Includes interest-earning deposits with banks and Federal Home Loan Bank stock dividends.
(2)	Includes Federal Home Loan Bank advances, other borrowings and the Debenture.
(3)	Interest-rate spread represents the difference between the average yield on interest-earning assets and the average cost of interest-bearing liabilities.
(4)	Net interest margin is net interest income divided by average interest-earning assets.
(5)	Annualized.

B-74

Comparison of the Three-Month Periods Ended March 31, 2019 and 2018

General. Net loss for the three months ended March 31, 2019, was $(146,000) or $(0.08) per basic and diluted share compared to a net loss of $(285,000) or $(0.24) per basic and diluted share for the period ended March 31, 2018.

Interest Income. Interest income increased $190,000 for the three months ended March 31, 2019 compared to the three months ended March 31, 2018.

Interest Expense. Interest expense on deposits increased $177,000 to $289,000 for the three months ended March 31, 2019 compared to the prior period.

Provision for Loan Losses. There was no provision for losses during the 2019 or 2018 period. The provision for loan losses is charged to operations as losses are estimated to have occurred in order to bring the total allowance for loan losses to a level deemed appropriate by management to absorb losses inherent in the portfolio at March 31, 2019. Management’s periodic evaluation of the adequacy of the allowance is based upon historical experience, the volume and type of lending conducted by us, adverse situations that may affect the borrower’s ability to repay, estimated value of the underlying collateral, loans identified as impaired, general economic conditions, particularly as they relate to our market areas, and other factors related to the estimated collectability of our loan portfolio. The allowance for loan losses totaled $2.0 million or 2.55% of loans outstanding at March 31, 2019, compared to $2.2 million or 2.83% of loans outstanding at December 31, 2018.

Noninterest Income. Total noninterest income increased to $37,000 for the three months ended March 31, 2019, from $14,000 for the three months ended March 31, 2018 due to increased loan related fees.

Noninterest Expenses. Total noninterest expenses decreased $67,000 to $984,000 for the three months ended March 31, 2019 compared to $1.05 million for the three months ended March 31, 2018.

B-75

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Basis of Presentation

For purposes of preparing the Unaudited Pro Forma Consolidated Financial Statements, the consummation of the exchange offer is assumed to have occurred on January 1, 2018. As a result, it is assumed that 1,000,000 shares of common stock were issued on January 1, 2018 at an assumed price of $3.15 (which is the lower of $3.15 or $4.70, the market price of the common stock as of December 31, 2017), in exchange for 2,486 Trust Preferred Securities, with a face value of $2,486,000 and accrued interest as of such date of $664,000. These unaudited pro forma consolidated financial statements should be read in conjunction with the Company’s historical consolidated financial statements and accompanying notes as of and for the year ended December 31, 2018 and as of and for the three months ended March 31, 2019, all of which are included herein.

The pro forma information is not necessarily indicative of what the Company’s financial position and results of operations would have actually been had the exchange offer been consummated on January 1, 2018 at the assumed level.

B-76

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Pro Forma Consolidated Balance Sheet (Unaudited)

As of March 31, 2019
(Dollars in thousands, except per share amounts)

	Actual	Pro Forma Adjustments	Pro Forma
Assets:
Cash and due from banks	$2,212	$—	$2,212
Interest-bearing deposits with banks	11,347	—	11,347
Total cash and cash equivalents	13,559	—	13,559
Securities available for sale	2,191	—	2,191
Securities held-to-maturity	6,955	—	6,955
Loans, net of allowance for loan losses	78,498	—	78,498
Federal Home Loan Bank stock	642	—	642
Premises and equipment, net	2,669	—	2,669
Accrued interest receivable	324	—	324
Other assets	1,884	3,150	5,034

Total assets	$106,722	$3,150	$109,872
Liabilities and Stockholders’ Equity:

Liabilities:
Noninterest-bearing demand deposits	11,641	—	11,641
Savings, NOW and money-market deposits	41,609	—	41,609
Time deposits	27,574	—	27,574

Total deposits	80,824	—	80,824

Federal Home Loan Bank advances	13,000	—	13,000
Junior subordinated debenture	5,155	—	5,155
Official checks	265	—	265
Other liabilities	2,305	(193)	2,112

Total liabilities	101,549	(193)	101,356

Commitments and contingencies
Stockholders’ equity:
Common stock	18	10	28
Additional paid-in capital	36,128	3,140	39,268
(Accumulated deficit) Retained earnings	(30,660)	193	(30,467)
Accumulated other comprehensive loss	(313)	—	(313)

Total stockholders’ equity	5,173	3,343	8,516
Total liabilities and stockholders’ equity	$106,722	$3,150	$109,872

B-77

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Pro Forma Consolidated Balance Sheet

As of December 31, 2018
(Dollars in thousands, except per share amounts)

	Actual	Pro Forma Adjustments	Pro Forma
Assets:
Cash and due from banks	$1,934	$—	$1,934
Interest-bearing deposits with banks	6,049	—	6,049
Total cash and cash equivalents	7,983	—	7,983
Securities available for sale	2,359	—	2,359
Securities held-to-maturity	7,139	—	7,139
Loans, net of allowance for loan losses	77,200	—	77,200
Federal Home Loan Bank stock	1,132	—	1,132
Premises and equipment, net	2,668	—	2,668
Accrued interest receivable	314	—	314
Other assets	1,573	3,150	4,723

Total assets	$100,368	$3,150	$103,518
Liabilities and Stockholders’ Equity:

Liabilities:
Noninterest-bearing demand deposits	9,638	—	9,638
Savings, NOW and money-market deposits	26,682	—	26,682
Time deposits	26,058	—	26,058

Total deposits	62,378	—	62,378

Federal Home Loan Bank advances	24,600	—	24,600
Junior subordinated debenture	5,155	—	5,155
Federal funds purchased	560	—	560
Official checks	274	—	274
Other liabilities	2,095	(150)	1,945

Total liabilities	95,062	(150)	94,912

Commitments and contingencies
Stockholders’ equity:
Common stock	18	10	28
Additional paid-in capital	36,128	3,140	39,268
(Accumulated deficit) Retained earnings	(30,510)	150	(30,360)
Accumulated other comprehensive loss	(330)	—	(330)

Total stockholders’ equity	5,306	3,300	8,606
Total liabilities and stockholders’ equity	$100,368	$3,150	$103,518

B-78

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Pro Forma Consolidated Statement of Operations (Unaudited)

For the Three Months Ended March 31, 2019
(Dollars in thousands, except per share amounts)

	Actual	Pro Forma Adjustments	Pro Forma
Interest income:
Loans	$1,090	$—	$1,090
Securities	50	—	50
Other	62	—	62

Total interest income	1,202	—	1,202

Interest expense:
Deposits	289	—	289
Borrowings	164	(43)	121

Total interest expense	453	(43)	410

Net interest income	749	43	792

Provision for loan losses	—	—	—

Net interest income after provision for loan losses	749	43	792

Noninterest income:
Service charges and fees	22	—	22
Other	15	—	15

Total noninterest income	37	—	37

Noninterest expenses:
Salaries and employee benefits	501	—	501
Professional fees	99	—	99
Occupancy and equipment	113	—	113
Data processing	124	—	124
Insurance	24	—	24
Regulatory assessment	4	—	4
Other	119	—	119

Total noninterest expenses	984	—	984

Net (loss) earnings before income tax benefit	(198)	43	(155)

Income tax benefit	(52)	—	(52)

Net (loss) income	$(146)	$43	$(103)

Net (loss) income per share — Basic and diluted	$(0.08)		$(0.04)

B-79

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2018
(Dollars in thousands, except per share amounts)

	Actual	Pro Forma Adjustments	Pro Forma
Interest income:
Loans	$3,912	$—	$3,912
Securities	232	—	232
Other	148	—	148

Total interest income	4,292	—	4,292

Interest expense:
Deposits	510	—	510
Borrowings	736	(150)	586

Total interest expense	1,246	(150)	1,096

Net interest income	3,046	150	3,196

Credit for loan losses	1,754	—	1,754

Net interest income after credit for loan losses	4,800	150	4,950

Noninterest income:
Service charges and fees	49	—	49
Other	35	—	35
Gain on sale of securities available for sale	—	—	—

Total noninterest income	84	—	84

Noninterest expenses:
Salaries and employee benefits	1,864	—	1,864
Occupancy and equipment	437	—	437
Data processing	407	—	407
Professional fees	558	—	558
Insurance	95	—	95
Regulatory assessments	114	—	114
Other	613	—	613

Total noninterest expenses	4,088	—	4,088

Net earnings	$796	$150	$946

Net earnings per share:
Basic and diluted	$.53		$.38

B-80

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Pro Forma Consolidated Financial Statements (Unaudited)

For purposes of preparing the Unaudited Pro Forma Consolidated Financial Statements, the consummation of the exchange offer is assumed to have occurred on January 1, 2018. As a result, it is assumed that 1,000,000 shares of common stock were issued on January 1, 2018 at an assumed price of $3.15 (which is the lower of $3.15 or $4.70, the market price of the common stock as of December 31, 2017), in exchange for 2,486 Trust Preferred Securities, with a face value of $2,486,000 and accrued interest as of such date of $664,000. These unaudited pro forma consolidated financial statements should be read in conjunction with the Company’s historical consolidated financial statements and accompanying notes as of and for the year ended December 31, 2018 and as of and for the three months ended March 31, 2019, all of which are included herein.

The pro forma information is not necessarily indicative of what the Company’s financial position and results of operations would have actually been had the exchange offer been consummated on January 1, 2018 at the assumed level.

Pro Forma Adjustments

Other Liabilities

The pro forma adjustments to other liabilities on the Unaudited Pro Forma Consolidated Balance Sheets reflect the interest associated with the assumed acquisition of 2,486 Trust Preferred Securities.

Other Assets

The pro forma adjustments to other assets on the Unaudited Pro Forma Consolidated Balance Sheets reflect the increase in the Company’s equity interest in the unconsolidated Trust due to the assumed acquisition of 2,486 Trust Preferred Securities in the exchange offer.

Common Stock and Paid-in Capital

The pro forma adjustments to common stock and paid-in capital on the Unaudited Pro Forma Consolidated Balance Sheets reflect the assumed issuance of 1,000,000 shares of common stock in the exchange offer.

(Accumulated Deficit) Retained Earnings

The pro forma adjustments to (accumulated deficit) retained earnings on the Unaudited Pro Forma Consolidated Balance Sheets reflect the interest expense reduced as a result of the assumed acquisition of 2,486 Trust Preferred Securities in the exchange offer.

Borrowings Interest Expense

The pro forma adjustments to borrowings interest expense on the Unaudited Pro Forma Consolidated Statements of Operations reflect the interest expense reduced due to the assumed acquisition of 2,486 Trust Preferred Securities in the exchange offer.

Net (Loss) Income per Share – Basic and Diluted

The pro forma adjustments to net (loss) income per share – basic and diluted on the Unaudited Pro Forma Consolidated Statements of Operations reflect the increased weighted average shares of common stock outstanding due to the assumed issuance of 1,000,000 shares pursuant to the exchange offer. The weighted average shares were adjusted as follows:

	As Reported	Shares Issued	Pro Forma
December 31, 2018	1,493,303	1,000,000	2,493,303
March 31, 2019	1,858,020	1,000,000	2,858,020

B-81

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Telephone – QUICK * * * EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

OPTIMUMBANK HOLDINGS, INC.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on July __, 2019.

INTERNET/MOBILE — www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE — 1 (866) 894-0536
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

MAIL — Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED

PROXY

Please mark your votes like this X

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, 4, 5 AND 6. THIS PROXY IS SOLICITED ON BEHALF OF OPTIMUMBANK HOLDINGS, INC.'S BOARD OF DIRECTORS.

1. To elect seven directors — FOR ☐ WITHHOLD AUTHORITY ☐ FOR ALL ☐

NOMINEES:
(1) Moishe Gubin
(2) Joel Klein
(3) Martin Schmidt
(4) Avi Zwelling
(5) Thomas Procelli
(6) Chan Heng Fai Ambrose
(7) Jeffry Wagner

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

CONTROL NUMBER

Signature ________________ **Signature, if held jointly** ______________ **Date** ______________, **2019.**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

MIADOCS 17800635 3 33605.0004

 FOLD HERE ● DO NOT SEPARATE ● INSERT IN ENVELOPE PROVIDED

OPTIMUMBANK HOLDINGS, INC.

PROXY

FOR 2019 ANNUAL MEETING OF SHAREHOLDERS

JULY __, 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints MOISHE GUBIN and JOEL KLEIN, and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the executive offices of OptimumBank, 2477 East Commercial Boulevard, Fort Lauderdale, Florida 33308, on July __, 2019, at 10:00 a.m. or any adjournment thereof. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the discretion of the proxies on such other matters as may properly come before the meeting or any adjournment thereof.

(Continued, and to be marked, dated and signed, on the other side)